                        [LOGO] SM&R MUTUAL FUNDS

                                 ANNUAL REPORT

                                      2001


                                    [GRAPHIC]

                      FOR THE FISCAL YEAR ENDING AUGUST 31




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[GRAPHIC]
The appalling events of September 11th, 2001, deeply wounded our friends and business partners at Fred Alger Management, Inc., in New York. They suffered tragic losses within their offices on the 93rd floor of the first tower struck. In an amazing display of courage and resilience, the highly respected Alger investment management operation was open for business the following Monday as the equity markets reopened. Their resolve in the face of this daunting challenge embodies those characteristics which have served our democracy and free market system so will throughout our nations' history. Salute.

The financial statements and discussions contained herein are included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless proceeded or accompanied by an effective prospectus.

[GRAPHIC]

                                        Securities Management and Research, Inc.

INVESTOR SUMMARY

                                                        [SM&R MUTUAL FUNDS LOGO]

                                      TIME

                                 IS ON YOUR SIDE

The promise of a disciplined investing program is that as time passes we should edge closer to our financial goals. We do our part by investing current cash flow for future dreams and endeavors, and the markets in which we indirectly invest are supposed to do theirs. That's the arrangement that time has taught us will work to our advantage. But, as our current market decline lengthens, and the time to our goals shortens, investors are collectively getting more nervous. Will time heal the financial wounds we are nursing?

Investing in the stock market is inherently risky, because we are buying the future earnings power of corporate America. But we welcome some risk, because if we removed all peril, so would we remove the potential for reward. It stands to reason in our resilient, entrepreneurial economy that good companies grow and increase their profits over time. New companies are born to meet coming market demands, and the best of those are likely to grow into profitable enterprises. It is this reality that leads many of us to trust the free market with our investment dollars... not the promise of returns, but the opportunity for returns. This opportunity will continue.

                         IN OUR VIEW, NOW IS THE TIME...

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                                        3

[GRAPHIC]

THE FREEDOM OF FINANCIAL INDEPENDENCE IS ROOTED IN WISE MONEY MANAGEMENT

                         ...TO REMEMBER YOUR TIME FRAME.

Negative market events of today can often times cause us to react emotionally, especially where our nest egg is concerned. But, if your financial goals are still well down the road it makes sense to step back and analyze the real impact these events are likely to have on your ability to arrive at your destination. Time in the market is usually much more crucial than timing the market, because attempts at market timing usually prove to be quite futile. Bumps in the road, as uncomfortable as they may be, are a simple fact of life in our quest toward long-term financial independence. Winning a short-term battle at the expense of the longer-term war is a result that most investors may ultimately regret.

                        ...TO REMEMBER ASSET ALLOCATION.

While the lure of investing only in common stocks grew increasingly difficult to resist over the last decade, history shows that other asset classes - or types of investments - have traditionally offered value, and are likely to continue to do so in the future. Investing in companies of all sizes, including smaller ones, also makes sense. Bonds, interest-paying obligations of governments, corporations and municipalities, fell out of favor over the past decade as interest rates remained low and equities markets offered out-sized gains. But, most bonds have offered attractive returns over the past year and are likely to garner new attention, wisely, if equity markets continue to struggle. Cash-type investments are also a wise part of every investment portfolio, regardless of how aggressive we may be, since we will all have short-term liquidity needs. Employing each asset class, to varying degree, in your portfolio, can be a wise strategy.

                    ...TO RE-EXAMINE YOUR TOLERANCE FOR RISK.

The strong year-to-year returns over the past decade may have lured conservative investors to take on more risk than they might have during "normal" market periods, as they sought those attractive returns. Given the seemingly perpetual nature of these returns, it is understandable that many "wanted in." The results of the pursuit, however, may have been that more conservative investors were not comfortable with the ultimate risk that is inherent with these types of investments. Now that reality has bitten, take some time to understand your true risk comfort level and re-allocate your accounts accordingly. Your financial professional can help you with this.

SM&R Funds managed by SM&R.
SM&R Alger Funds are sub-advised by
Fred Alger Management, Inc.

[SM&R MUTUAL FUNDS LOGO]

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                                        4

                                                        [SM&R MUTUAL FUNDS LOGO]

                              ...TO BE DIVERSIFIED.

Who among us could have fathomed the technological revolution that we have witnessed since the middle part of the 1990's? Most of us got wired in to the internet, cell phones became necessities, and computers got extremely fast as their price declined. These technical innovations, and others like them, offered investors who owned shares of leading technology companies huge gains. The gains were so attractive and the future looked so bright that many became too narrowly focused on a pure growth investment strategy. The heart of many investment portfolios strayed from diversified strategies into more concentrated efforts. The tenet of diversification was overlooked in search of turbo-charged returns for a time. It makes sense to own broad-based investments, with the risk spread over many industries and sectors of our economy. Amazingly, the market has a way of re-educating us as to the truly important long-term lessons.

Now is the time when many financial plans will come together or be lost forever, as people decide whether to stick to their plan or fold the tents. This time is critical.

                              ...TO BE OPTIMISTIC.

The foundation we invest upon, our government, our competitive corporations and our free market economy has not waivered. Sure there are - and always will be - cyclical challenges, but history teaches us that time and hard work usually resolve these issues. Simply put, good companies tend to increase their earnings over time, and it is this expansion that provides us with investment opportunity. Owning the means of production is a privilege that we should all cherish and believe in.

The reality is that our mettle as investors is being tested. Your ultimate success or failure in reaching your financial goals usually does not hinge on your reaction to the good times - it usually hinges on our reactions to more challenging times. Take the time right now to make sure that you are positioned in a way that you can both live with and will get you to your long-term financial dreams. Talk to your financial professional, they are an invaluable resource.

TWO VETERAN MONEY MANAGERS FOCUSED ON THE FUTURE

[SM&R LOGO]                                                         [ALGER LOGO]
[PHOTO]                                                                  [PHOTO]

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                                        5

[GRAPHIC]

                           SM&R ALGER TECHNOLOGY FUND

                               MANAGER COMMENTARY

                              INVESTMENT OBJECTIVE

The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market, and at least 65% of its total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances and improvements. During the recent fiscal year, the first for the SM&R Alger Technology Fund, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy and the inherent technology focus of the Portfolio were detriments during a period in which value strongly outperformed growth and technology stocks performed very poorly.

PERFORMANCE

The Portfolio returned -67.60% Class A, before sales charge, during the fiscal year ended August 31, 2001, versus a -63.41% return for the Goldman Sachs Technology Index and a -63.20% return for the Lipper Science & Technology Fund Index. Like it's benchmarks, the Portfolio suffered heavy losses as a result of the technology bear market.

MARKET & ECONOMIC OUTLOOK

The recent plethora of bad news notwithstanding, we believe that the cup is half full. The focus on public nervousness and declining consumer confidence misses several key points. While economists had expected the economic recovery to be led by increased consumer spending, the injection of federal emergency spending combined with dramatic interest rate cuts can have the same stimulus effect of consumer spending. And while increased consumer confidence was expected before September 11th, it was by no means a sure thing. The newly announced emergency spending is.

We see this period as a buying opportunity, particularly for strong, industry-leading companies that have suddenly become very cheap. We don't believe that the markets have necessarily bottomed, though they are certainly close, and we anticipate a rocky few weeks even in the best of scenarios. But overall, we think that the macroeconomic trend is extremely positive, either for the 4th quarter of 2001 or for the 1st quarter of 2002, at which point the future political and military course will have become clear, the economic and psychological shock of the September

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                                        6

[GRAPHIC]

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

11th attack will have dissipated, and the stimulus of federal spending and lower interest rates, combined with renewed consumer spending, will have lifted the economy out of its current funk.

There is a Chinese curse, "May you live in interesting times." Given the events of the past weeks, these days certainly count. But interesting times, however painful they are, can also be the chrysalis of a new and better future. And just in case that saying doesn't seal the deal, here's another: "Things are always darkest before the dawn." We've come through an ordeal these past weeks, and we believe that the best is yet to come.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Fred M. Alger

Fred M. Alger,
Portfolio Manager

/s/ Dan Chung

Dan Chung
Co-Manager
SM&R Alger Technology Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER TECHNOLOGY FUND AT OFFERING PRICE, LIPPER SCIENCE AND TECHNOLOGY FUND INDEX AND THE S&P 500

SM&R ALGER TECHNOLOGY FUND

[CHART]

                                              9/1/2000   9/30/2000    12/31/2000   8/31/2001
Lipper Science and Technology Index             10,000      9,790        6,402        3,879
S&P 500                                         10,000      9,472        8,730        7,467
SM&R Alger Technology Fund                       9,497      9,117        4,919        3,077

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 09/01/00

Share Class             Since Inception         Without Sales Charge
--------------------------------------------------------------------
A                           (69.23)%                    (67.60)%
B                           (69.14)%                    (67.50)%

[SM&R MUTUAL FUNDS LOGO]

SM&R Alger Technology Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.0%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                           SM&R ALGER TECHNOLOGY FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                       Shares       Value
----------------------------------------------------------------------
BUSINESS SERVICES -- 11.30%
----------------------------------------------------------------------
Fiserv, Incorporated*                                 200     $ 10,834
FreeMarkets, Incorporated*                            800       11,568
MaxtrixOne, Incorporated*                             600        6,426
Siebel Systems, Incorporated*                         300        6,480
                                                                35,308
----------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 5.85%
----------------------------------------------------------------------
Nokia Corporation ADR                                 500        7,870
ONI Systems Corporation*                              750       10,425
                                                                18,295
----------------------------------------------------------------------
COMMUNICATIONS -- 2.34%
----------------------------------------------------------------------
Comcast Corporation (Special Class A)*                200        7,326
----------------------------------------------------------------------
COMMUNICATION SERVICES -- 3.88%
----------------------------------------------------------------------
Charter Communications, Incorporated
(Class A)*                                            600       12,120
----------------------------------------------------------------------
COMPUTER RELATED & BUSINESS SERVICES -- 6.20%
----------------------------------------------------------------------
EMC Corporation*                                      300        4,638
Sanmina Corporation*                                  500        9,005
Sun Microsystems, Incorporated*                       500        5,725
                                                                19,368
----------------------------------------------------------------------
COMPUTER SERVICES -- 3.68%
----------------------------------------------------------------------
Amdocs Limited*                                       300       11,490
----------------------------------------------------------------------
COMPUTER SOFTWARE -- 27.74%
----------------------------------------------------------------------
BMC Software, Incorporated*                           600     $  9,600
eBay Incorporated*                                    200       11,246
i2 Technologies, Incorporated*                        450        2,997
Keynote Systems, Incorporated*                      1,000        8,250
Microsoft Corporation*                                250       14,263
Simplex Solutions, Incorporated*                      750       19,612
VeriSign, Incorporated*                               400       16,420
VERITAS Software Corporation*                         150        4,308
                                                                86,696
----------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 6.54%
----------------------------------------------------------------------
AOL Time Warner Incorporated*                         300       11,205
Synopsys, Incorporated*                               200        9,228
                                                                20,433
----------------------------------------------------------------------
CONGLOMERATE -- 4.82%
----------------------------------------------------------------------
Tyco International LTD                                290       15,066
----------------------------------------------------------------------
FINANCIAL SERVICES -- 3.79%
----------------------------------------------------------------------
First Data Corporation                                180       11,853
----------------------------------------------------------------------
MANUFACTURING -- 2.69%
----------------------------------------------------------------------
Adobe Systems Incorporated                            250        8,403
----------------------------------------------------------------------
REAL ESTATE -- 2.38%
----------------------------------------------------------------------
HomeStore.com, Incorporated*                          450        7,456


                                        8

COMMON STOCK                                       Shares       Value
----------------------------------------------------------------------
SEMICONDUCTORS -- 15.70%
----------------------------------------------------------------------
Analog Devices, Incorporated*                         250     $ 11,945
Intel Corporation                                     450       12,582
Linear Technology Corporation                         250       10,270
Microchip Technology Incorporated*                    400       14,276
                                                                49,073
         TOTAL COMMON STOCK -- 96.91%
         -------------------------------------------------------------
         (Cost $360,098)                                       302,887

CASH EQUIVALENTS
----------------------------------------------------------------------
SM&R Money Market Fund,
3.08% (a)                                          11,880       11,880

         TOTAL CASH EQUIVALENTS -- 3.80%
         -------------------------------------------------------------
         (Cost $11,880)                                         11,880

         TOTAL INVESTMENTS -- 100.71%
         -------------------------------------------------------------
         (Cost $371,978)                                       314,767

         LIABILITIES IN EXCESS OF
         OTHER ASSETS -- (0.71%)                                (2,208)
         -------------------------------------------------------------
         NET ASSETS -- 100.00%                                $312,559
         -----------------------------------------------------========

ABBREVIATIONS
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Technology Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

                           SM&R ALGER TECHNOLOGY FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
----------------------------------------------------------------------
Investment in securities, at value                       $     314,767
Prepaid expenses                                                 2,266
Receivable for:
     Capital stock sold                                             50
     Dividends                                                       5
     TOTAL ASSETS                                              317,088

LIABILITIES
----------------------------------------------------------------------
Accrued:
     Investment advisory fee                                       372
     Service fee                                                    69
     Distribution fee                                              289
Other liabilities                                                3,799
     TOTAL LIABILITIES                                           4,529
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)       $     312,559

NET ASSETS:
----------------------------------------------------------------------
Class A                                                  $     230,327
Class B                                                  $      82,232
     TOTAL NET ASSETS                                    $     312,559

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
----------------------------------------------------------------------
Class A:
     Authorized                                            100,000,000
     Outstanding                                                71,098
Class B:
     Authorized                                            100,000,000
     Outstanding                                                25,301
Class A:
     Net asset value and redemption price per share      $        3.24
     Offering price per share: (Net Assets value of      $        3.41
     $3.24/95%)
Class B:
     Net asset value and offering price per share        $        3.25

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
----------------------------------------------------------------------
Dividends                                                $         318
Interest                                                         1,542
     TOTAL INVESTMENT INCOME                                     1,860

EXPENSES
----------------------------------------------------------------------
Investment advisory fees                                         3,987
Service fees                                                       738
Professional fees                                                1,748
Custody and transaction fees                                    14,907
Directors' fees                                                  8,146
Qualification fees                                               2,699
Shareholder reporting expenses                                     302
Distribution fees                                                1,303
Insurance expense                                                  150
Other expenses                                                      23
     NET EXPENSES                                               34,003
     INVESTMENT LOSS -- NET                                    (32,143)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------
Net realized loss on investments                              (232,204)
Change in unrealized depreciation
     of investments for the year                               (57,211)

     NET LOSS ON INVESTMENTS                                  (289,415)

     NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                           $    (321,558)

See notes to financial statements.

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                                       10

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31, 2001

DECREASE IN NET ASSETS FROM OPERATIONS
-----------------------------------------------------------------------
Investment loss -- net                                   $     (32,143)
Net realized loss on investments                              (232,204)
Change in unrealized depreciation                              (57,211)
Net decrease in net assets resulting from operations          (321,558)

DISTRIBUTIONS TO SHAREHOLDERS FROM
-----------------------------------------------------------------------
Investment income -- net
     Class A                                                         -
     Class B                                                         -
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             -

CAPITAL SHARE TRANSACTIONS -- NET
-----------------------------------------------------------------------
     Class A                                                   519,483
     Class B                                                   114,634
     TOTAL NET CAPITAL SHARE TRANSACTIONS                      634,117
     TOTAL INCREASE                                            312,559

NET ASSETS
-----------------------------------------------------------------------
     Beginning of Year                                               -
     End of Year                                         $     312,559

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                CLASS A           CLASS B
                                                 SHARES           SHARES
                                              ------------------------------
                                                YEAR ENDED       YEAR ENDED
                                                AUGUST 31,       AUGUST 31,
                                                   2001             2001
                                              ------------------------------
Net Asset Value, Beginning of Year              $  10.00       $ 10.00
Investment loss -- net                             (0.37)        (0.24)
Net realized and unrealized
     loss on investments                           (6.39)        (6.51)
                                              ------------------------------
     Total from Investment Operations              (6.76)        (6.75)

Less distributions from
     Investment income -- net                          -             -
                                              ------------------------------
        TOTAL DISTRIBUTIONS                         0.00          0.00
                                              ------------------------------
Net Asset Value, End of Year                    $   3.24       $  3.25
                                              ==============================
        TOTAL RETURN (1)                          (67.60)%      (67.50)%
                                              ==============================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net Assets, end of year                         $230,327       $82,232
Ratio of expenses to
     average net assets                            10.97%        14.71%
Ratio of net investment loss to
     average net assets                           (10.32)%      (14.21)%
Portfolio turnover rate                           440.50%       440.50%

(1)  Does not include the effect of sales charge.

See notes to financial statements.

[GRAPHIC]

                        SM&R ALGER AGGRESSIVE GROWTH FUND

                               MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the first for the SM&R Alger Aggressive Growth Fund, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a detriment during a period in which value strongly outperformed growth.

PERFORMANCE

The Portfolio returned -40.90% Class A, before sales charge, during the fiscal year ended August 31, 2001, versus a -24.39% return for the S&P 500 Index and a -44.21% return for the Lipper Large-Cap Growth Fund Index. The Russell 3000 Growth Index returned -44.61% over the same time period. A relatively large cash position and an underweighting in the weak information technology sector allowed the Portfolio to outperform the Russell benchmark.

MARKET & ECONOMIC OUTLOOK

The recent plethora of bad news not withstanding, we believe that the cup is half full. The focus on public nervousness and declining consumer confidence misses several key points. While economists had expected the economic recovery to be led by increased consumer spending, the injection of federal emergency spending combined with dramatic interest rate cuts can have the same stimulus effect of consumer spending. And while increased consumer confidence was expected before September 11th, it was by no means a sure thing. The newly announced emergency spending is.

We see this period as a buying opportunity, particularly for strong, industry-leading companies that have suddenly become very cheap. We don't believe that the markets have necessarily bottomed, though they are certainly close, and we anticipate a rocky few weeks even in the best of scenarios. But overall, we think that the macroeconomic trend is extremely positive, either for the 4th quarter of 2001

[GRAPHIC]

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

or for the 1st quarter of 2002, at which point the future political and military course will have become clear, the economic and psychological shock of the September 11th attack will have dissipated, and the stimulus of federal spending and lower interest rates, combined with renewed consumer spending, will have lifted the economy out of its current funk.

There is a Chinese curse, "May you live in interesting times". Given the events of the past weeks, these days certainly count. But interesting times, however painful they are, can also be the chrysalis of a new and better future. And just in case that saying doesn't seal the deal, here's another: "Things are always darkest before the dawn". We've come through an ordeal these past weeks, and we believe that the best is yet to come.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Fred M. Alger

Fred M. Alger,
Portfolio Manager

/s/ David Hyun

David Hyun
Co-Manager
SM&R Alger Aggressive Growth Fund


ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER AGGRESSIVE GROWTH FUND AT OFFERING PRICE, LIPPER LARGE-CAP GROWTH FUND INDEX AND THE S&P 500


SM&R ALGER AGGRESSIVE GROWTH FUND

[CHART]

                                              9/1/2000   9/30/2000   12/31/2000   8/31/2001
Lipper Large-Cap Growth Index                   10,000     9,833         8,014      6,086
S&P 500                                         10,000     9,472         8,730      7,467
SM&R Alger Aggressive Growth Fund                9,497     9,136         6,809      5,613

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 09/01/00

Share           Since           Without
Class           Inception       Sales Charge
--------------------------------------------
A               (43.87)%        (40.90)%
B               (44.06)%        (41.10)%

[SM&R MUTUAL FUNDS LOGO]

SM&R Aggressive Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                       SM&R ALGER AGGRESSIVE GROWTH FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                      Shares        Value
----------------------------------------------------------------------
AEROSPACE -- 1.86%
----------------------------------------------------------------------
General Dynamics Corporation                           5     $    395
United Technologies Corporation                      190       12,996
                                                               13,391
----------------------------------------------------------------------
BIO TECHNOLOGY -- 5.47%
----------------------------------------------------------------------
Amgen Incorporated*                                  250       16,075
Cephalon, Incorporated*                              200       11,844
Genzyme Corporation-General Division*                200       11,328
                                                               39,247
----------------------------------------------------------------------
BROKERAGE -- 2.30%
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Company                 310       16,538
----------------------------------------------------------------------
BUSINESS SERVICES -- 3.22%
----------------------------------------------------------------------
BISYS Group, Incorporated (The)*                     300       17,370
FreeMarkets, Incorporated*                           400        5,784
                                                               23,154
----------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 3.97%
----------------------------------------------------------------------
Cisco Systems, Incorporated*                         780       12,737
Nokia Corporation ADR                              1,000       15,740
                                                               28,477
----------------------------------------------------------------------
COMMUNICATIONS -- 1.66%
----------------------------------------------------------------------
Comcast Corporation (Special Class A)*               325       11,905
----------------------------------------------------------------------
COMPUTER RELATED & BUSINESS SERVICES --2.74%
----------------------------------------------------------------------
EMC Corporation*                                     600        9,276
Sun Microsystems, Incorporated*                      910       10,420
                                                               19,696
----------------------------------------------------------------------
COMPUTER SERVICES -- 1.87%
----------------------------------------------------------------------
Amdocs Limited*                                      350     $ 13,405
----------------------------------------------------------------------
COMPUTER SOFTWARE -- 9.43%
----------------------------------------------------------------------
BMC Software, Incorporated*                          200        3,200
eBay Incorporated*                                   425       23,898
Intuit Incorporated*                                 300       11,334
Microsoft Corporation*                               405       23,105
VeriSign, Incorporated*                              150        6,158
                                                               67,695
----------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 3.25%
----------------------------------------------------------------------
AOL Time Warner Incorporated*                        625       23,344
----------------------------------------------------------------------
CONGLOMERATE -- 3.50%
----------------------------------------------------------------------
General Electric Company                             170        6,967
Tyco International LTD                               350       18,182
                                                               25,149
----------------------------------------------------------------------
DRUG DISTRIBUTION -- 1.02%
----------------------------------------------------------------------
Cardinal Health, Incorporated                        100        7,294
----------------------------------------------------------------------
FINANCE -- 2.99%
----------------------------------------------------------------------
American International Group, Incorporated           275       21,505
----------------------------------------------------------------------
FINANCIAL SERVICES -- 12.21%
----------------------------------------------------------------------
Charles Schwab & Company, Incorporated               150        1,869
Citigroup, Incorporated                              470       21,502
First Data Corporation                               250       16,462
Marsh & McLennan Companies, Incorporated             175       16,258
Merrill Lynch & Company, Incorporated                280       14,448
Stilwell Financial Incorporated                      600       17,160
                                                               87,699


                                       14

COMMON STOCK                                      Shares        Value
----------------------------------------------------------------------
FOOD CHAINS -- 3.50%
----------------------------------------------------------------------
Brinker International, Incorporated*                 350     $  9,310
Safeway, Incorporated*                               350       15,788
                                                               25,098
----------------------------------------------------------------------
HEALTH CARE -- 1.29%
----------------------------------------------------------------------
Enzon, Incorporated*                                 145        9,257
----------------------------------------------------------------------
HEALTH CARE ADMINISTRATIVE SERVICES --2.24%
----------------------------------------------------------------------
AmerisourceBergen Corporation*                       250       16,110
----------------------------------------------------------------------
MEDICAL SERVICES -- 4.67%
----------------------------------------------------------------------
Gilead Sciences, Incorporated*                        50        3,036
Tenet Healthcare Corporation*                        550       30,481
                                                               33,517
----------------------------------------------------------------------
PHARMACEUTICALS -- 10.28%
----------------------------------------------------------------------
Abbott Laboratories                                  100        4,970
American Home Products Corporation                   310       17,360
Baxter International Incorporated                    200       10,320
King Pharmaceuticals, Incorporated*                  666       28,804
Lilly (Eli) and Company                              105        8,151
Pfizer, Incorporated                                 110        4,214
                                                               73,819
----------------------------------------------------------------------
RETAILING -- 11.54%
----------------------------------------------------------------------
Abercrombie & Fitch Company (Class A)*                50        1,517
Best Buy Company, Incorporated*                      255       15,040
Home Depot, Incorporated (The)                       525       24,124
Target Corporation                                   475       16,459
Toys 'R' Us, Incorporated*                           200        4,786
Wal-Mart Stores, Incorporated                        435       20,902
                                                               82,828
----------------------------------------------------------------------
SEMICONDUCTORS -- 1.71%
----------------------------------------------------------------------
Intel Corporation                                    440     $ 12,302
----------------------------------------------------------------------
TOBACCO -- 1.32%
----------------------------------------------------------------------
Philip Morris Companies Incorporated                 200        9,480

     TOTAL COMMON STOCK -- 92.04%
     -----------------------------------------------------------------
     (Cost $715,065)                                          660,910

CASH EQUIVALENTS
----------------------------------------------------------------------
SM&R Money Market Fund,
3.08% (a)                                         68,281       68,281

     TOTAL CASH EQUIVALENTS -- 9.51%
     -----------------------------------------------------------------
     (Cost $ 68,281)                                           68,281

     TOTAL INVESTMENTS -- 101.55%
     -----------------------------------------------------------------
     (Cost $783,346)                                          729,191

     LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.55)%
     -----------------------------------------------------------------
                                                              (11,147)

     NET ASSETS -- 100.00%                                   $718,044
     --------------------------------------------------------=========

ABBREVIATIONS
ADR - American Depository Receipt

* Non-income producing securities

    Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Aggressive Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

                       SM&R ALGER AGGRESSIVE GROWTH FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
----------------------------------------------------------------------
Investment in securities, at value                       $    729,191
Prepaid expenses                                                2,269
Receivable for:
     Investment securities sold                                 1,507
     Capital stock sold                                            50
     Dividend                                                     218
TOTAL ASSETS                                                  733,235

LIABILITIES
----------------------------------------------------------------------
     Investment securities purchased                            9,388
     Capital stock reacquired                                     500
Accrued:
     Investment advisory fee                                      631
     Service fee                                                  150
     Distribution fee                                             670
Other liabilities                                               3,852
     TOTAL LIABILITIES                                         15,191
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)       $    718,044

NET ASSETS:
----------------------------------------------------------------------
Class A                                                  $    487,497
Class B                                                  $    230,547
     TOTAL NET ASSETS                                    $    718,044

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
----------------------------------------------------------------------
Class A:
     Authorized                                           100,000,000
     Outstanding                                               82,514
Class B:
     Authorized                                           100,000,000
     Outstanding                                               39,167
Class A:
     Net asset value and redemption price per share      $       5.91
     Offering price per share: (Net Assets value of      $       6.22
     $5.91/95%)
Class B:
     Net asset value and offering price per share        $       5.89

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
----------------------------------------------------------------------
Dividends                                                   $   2,482
Interest                                                        3,515
     TOTAL INVESTMENT INCOME                                    5,997

EXPENSES
----------------------------------------------------------------------
Investment advisory fees                                        5,099
Service fees                                                    1,214
Professional fees                                               1,748
Custody and transaction fees                                   11,832
Directors' fees                                                 8,145
Qualification fees                                              2,802
Shareholder reporting expenses                                    504
Distribution fees                                               2,365
Insurance expense                                                 150
Other expenses                                                     23
     NET EXPENSES                                              33,882
     INVESTMENT LOSS--NET                                     (27,885)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------
Net realized loss on investments                             (117,131)
Change in unrealized depreciation
  of investments for the year                                 (54,155)
     NET LOSS ON INVESTMENTS                                 (171,286)

     NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                              $(199,171)

See notes to financial statements.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31, 2001

DECREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------
Investment loss -- net                                      $ (27,885)
Net realized loss on investments                             (117,131)
Change in unrealized depreciation                             (54,155)
Net decrease in net assets resulting from operations         (199,171)

DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------------------------------------------
Investment income -- net
     Class A                                                        -
     Class B                                                        -
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            -

CAPITAL SHARE TRANSACTIONS--NET
----------------------------------------------------------------------
     Class A                                                  653,405
     Class B                                                  263,810
     TOTAL NET CAPITAL SHARE TRANSACTIONS                    917 ,215
     TOTAL INCREASE                                           718,044

NET ASSETS
----------------------------------------------------------------------
     Beginning of Year                                              -
     End of Year                                            $ 718,044

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                              CLASS A        CLASS B
                                              SHARES         SHARES
                                         ------------------------------
                                            YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,
                                               2001           2001
                                         ------------------------------
Net Asset Value, Beginning of Year         $  10.00       $  10.00
Investment loss -- net                        (0.25)         (0.18)
Net realized and unrealized
     loss on investments                      (3.84)         (3.93)
                                        ------------------------------
        TOTAL FROM INVESTMENT OPERATIONS      (4.09)         (4.11)
Less distributions from
     Investment income -- net                     -              -
                                        ------------------------------
        TOTAL DISTRIBUTIONS                    0.00           0.00
                                        ------------------------------
Net Asset Value, End of Year               $   5.91       $   5.89
                                        ==============================
        TOTAL RETURN (1)                     (40.90)%       (41.10)%
                                        ==============================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net Assets, end of year                    $487,497       $230,547
Ratio of expenses to
     average net assets                        6.85%          7.25%
Ratio of net investment loss to
     average net assets                       (5.59)%        (6.12)%
     Portfolio turnover rate                  70.58%         70.58%

(1)  Does not include the effect of sales charge.

See notes to financial statements.

[GRAPHIC]

                           SM&R ALGER SMALL-CAP FUND

                               MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P Small-Cap 600 Index. During the recent fiscal year, the first for the SM&R Alger Small-Cap Fund, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a detriment during a period in which value strongly outperformed growth.

PERFORMANCE

The Portfolio returned -44.60% Class A, before sales charge, during the fiscal year ended August 31, 2001, versus a -34.94% return for the Russell 2000 Growth Index and a -33.24% return for the Lipper Small-Cap Growth Fund Index. The Portfolio's weak information technology and consumer discretionary stocks more than offset the relatively strong performance of selected health care holdings.

MARKET & ECONOMIC OUTLOOK

The recent plethora of bad news notwithstanding, we believe that the cup is half full. The focus on public nervousness and declining consumer confidence misses several key points. While economists had expected the economic recovery to be led by increased consumer spending, the injection of federal emergency spending combined with dramatic interest rate cuts can have the same stimulus effect of consumer spending. And while increased consumer confidence was expected before September 11th, it was by no means a sure thing. The newly announced emergency spending is.

We see this period as a buying opportunity, particularly for strong, industry-leading companies that have suddenly become very cheap. We don't believe that the markets have necessarily bottomed, though they are certainly close, and we anticipate a rocky few weeks even in the best of scenarios. But overall, we think that the macroeconomic trend is

[GRAPHIC]

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                         Securities Management and Research, Inc

extremely positive, either for the 4th quarter of 2001 or for the 1st quarter of 2002, at which point the future political and military course will have become clear, the economic and psychological shock of the September 11th attack will have dissipated, and the stimulus of federal spending and lower interest rates, combined with renewed consumer spending, will have lifted the economy out of its current funk.

There is a Chinese curse, "May you live in interesting times". Given the events of the past weeks, these days certainly count. But interesting times, however painful they are, can also be the chrysalis of a new and better future. And just in case that saying doesn't seal the deal, here's another: "Things are always darkest before the dawn". We've come through an ordeal these past weeks, and we believe that the best is yet to come.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.


Best Regards,

/s/ Fred M. Alger,

Fred M. Alger,
Portfolio Manager

/s/David Hyun

David Hyun
Co-Manager
SM&R Alger Small-Cap Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER SMALL-CAP FUND AT OFFERING PRICE, LIPPER SMALL-CAP GROWTH FUND INDEX AND THE S&P 500

SM&R ALGER SMALL CAP FUND

[CHART]

                                       9/1/2000   9/30/2000   12/31/2000   8/31/2001
Lipper Small-Cap Growth Index            10,000     9,842         8,221      7,063
S&P 500                                  10,000     9,472         8,730      7,467
SM&R Alger Small-Cap Fund                 9,497     9,487         7,863      5,261

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 09/01/00

Share Class    Since Inception   Without Sales Charge
-----------------------------------------------------
A                  (47.39)%              (44.60)%
B                  (46.34)%              (43.50)%

[SM&R MUTUAL FUNDS LOGO]

SM&R Alger Small-Cap Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B vary will due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and investment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth or less than their original cost.

[GRAPHIC]

                           SM&R ALGER SMALL-CAP FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                        Shares      Value
----------------------------------------------------------------------
BIO TECHNOLOGY -- 0.74%
----------------------------------------------------------------------
Genzyme Corporation-General Division*                 22      $  1,246
Scios Incorporated*                                  125         2,206
                                                                 3,452
----------------------------------------------------------------------
BUILDING & CONSTRUCTION -- 3.02%
----------------------------------------------------------------------
Dal-Tile International Incorporated*                 350         6,055
NVR, Incorporated*                                    50         8,050
                                                                14,105
----------------------------------------------------------------------
BUSINESS SERVICES -- 7.12%
----------------------------------------------------------------------
BISYS Group, Incorporated (The)*                     130         7,527
Cerner Corporation*                                   50         2,424
ChoicePoint Incorporated*                            100         3,995
DDi Corporation*                                      70           981
FreeMarkets, Incorporated*                           300         4,338
InterCept Group, Incorporated (The)*                  70         2,744
Manugistics Group, Incorporated*                     100         1,171
Plexus Corporation*                                  200         6,964
Viewpoint Corporation*                               700         3,087
                                                                33,231
----------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 1.91%
----------------------------------------------------------------------
Alpha Industries, Incorporated*                      150         4,764
ONI Systems Corporation*                             300         4,170
                                                                 8,934
----------------------------------------------------------------------
COMMUNICATION SERVICES -- 0.37%
----------------------------------------------------------------------
WebEx Communications, Incorporated*                  100      $  1,727
----------------------------------------------------------------------
COMMUNICATION TECHNOLOGY -- 0.32%
----------------------------------------------------------------------
Pixelworks, Incorporated*                            100         1,492
----------------------------------------------------------------------
COMPUTER RELATED & BUSINESS SERVICES -- 3.47%
----------------------------------------------------------------------
Borland Software Corporation*                        425         4,832
Integrated Circuit Systems, Incorporated*            225         4,151
Newport Corporation                                  200         3,624
Photon Dynamics, Incorporated*                       100         3,596
                                                                16,203
----------------------------------------------------------------------
COMPUTER SERVICES -- 2.00%
----------------------------------------------------------------------
Fair, Isaac & Company, Incorporated                  100         6,100
NetIQ Corporation*                                   100         3,220
                                                                 9,320
----------------------------------------------------------------------
COMPUTER SOFTWARE -- 4.65%
----------------------------------------------------------------------
Activision, Incorporated*                            100         3,705
Exult Incorporated*                                  350         4,900
Netegrity, Incorporated*                             200         3,540
Simplex Solutions, Incorporated*                     100         2,615
SpeechWorks International Incorporated*              200         1,652
THQ Incorporated*                                    100         5,315
                                                                21,727


                                       20

COMMON STOCK                                        Shares      Value
----------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 2.19%
----------------------------------------------------------------------
Flextronics International Limited*                   150      $  3,291
Synopsys, Incorporated*                              150         6,921
                                                                10,212
----------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.29%
----------------------------------------------------------------------
Mettler-Toledo International Incorporated*            30         1,373
----------------------------------------------------------------------
DRUG DISTRIBUTION -- 0.75%
----------------------------------------------------------------------
Pharmaceutical Resources, Incorporated*              100         3,500
----------------------------------------------------------------------
EDUCATION -- 4.17%
----------------------------------------------------------------------
Career Education Corporation*                        200        11,552
Corinthian Colleges, Incorporated*                   100         3,935
Education Management Corporation*                    105         3,997
                                                                19,484
----------------------------------------------------------------------
ENERGY & ENERGY SERVICES -- 6.13%
----------------------------------------------------------------------
Aquila, Incorporated*                                160         4,168
Arch Coal, Incorporated                              275         5,005
Global Power Equipment Group Incorporated*           100         1,428
Peabody Energy Corporation                            60         1,704
Shaw Group Incorporated*                             175         4,786
Smith International, Incorporated*                   125         5,800
Spinnaker Exploration Company*                       150         5,745
                                                                28,636
----------------------------------------------------------------------
FINANCIAL SERVICES -- 8.47%
----------------------------------------------------------------------
Affiliated Managers Group, Incorporated*              75      $  5,317
Boston Private Financial Holdings, Incorporated      200         4,280
Cullen/Frost Bankers, Incorporated                   100         3,575
Federated Investors, Incorporated (Class B)          250         7,112
Investors Financial Services Corporation              65         4,163
Southwest Bancorporation
  of Texas, Incorporated*                            300         9,612
UCBH Holdings, Incorporated                          200         5,462
                                                                39,521
----------------------------------------------------------------------
FOOD CHAINS -- 0.49%
----------------------------------------------------------------------
AFC Enterprises, Incorporated*                       100         2,290
----------------------------------------------------------------------
FOODS & BEVERAGES -- 1.51%
----------------------------------------------------------------------
Constellation Brands, Incorporated (Class A)*         60         2,541
Panera Bread Company*                                120         4,512
                                                                 7,053
----------------------------------------------------------------------
HEALTH CARE -- 5.61%
----------------------------------------------------------------------
Cytyc Corporation*                                   300         7,269
Enzon, Incorporated*                                 150         9,576
LifePoint Hospitals, Incorporated*                   100         4,279
NPS Pharmaceuticals, Incorporated*                   150         5,043
                                                                26,167


                                       21

COMMON STOCK                                        Shares      Value
----------------------------------------------------------------------
HEALTH CARE ADMINISTRATIVE SERVICES -- 3.78%
----------------------------------------------------------------------
AmerisourceBergen Corporation*                       200      $ 12,888
Mid Atlantic Medical Services, Incorporated*         100         2,100
Orthodontic Centers of America, Incorporated* 96                 2,654
                                                                17,642
----------------------------------------------------------------------
INDUSTRIAL EQUIPMENT -- 1.07%
----------------------------------------------------------------------
Waters Corporation*                                  150         4,970
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 0.72%
----------------------------------------------------------------------
Shuffle Master, Incorporated*                        200         3,360
----------------------------------------------------------------------
MANUFACTURING -- 0.64%
----------------------------------------------------------------------
Keithley Instruments, Incorporated                   150         2,987
----------------------------------------------------------------------
MEDICAL DEVICES -- 0.65%
----------------------------------------------------------------------
Cell Therapeutics, Incorporated*                     100         3,032
----------------------------------------------------------------------
MEDICAL SERVICES -- 6.36%
----------------------------------------------------------------------
Accredo Health, Incorporated*                        150         5,528
Caremark Rx, Incorporated*                           200         3,494
Eclipsys Corporation*                                200         5,150
Express Scripts, Incorporated*                       100         5,352
Priority Healthcare Corporation (Class B)*           100         2,525
Province Healthcare Company*                         125         4,588
RehabCare Group, Incorporated*                        75         3,040
                                                                29,677
----------------------------------------------------------------------
MEDICAL TECHNOLOGY -- 2.34%
----------------------------------------------------------------------
Laboratory Corporation of America Holdings*          140      $ 10,906
----------------------------------------------------------------------
PHARMACEUTICALS -- 7.11%
----------------------------------------------------------------------
Barr Laboratories, Incorporated*                      50         4,187
Charles River Laboratories
  International, Incorporated*                       200         7,140
CV Therapeutics, Incorporated*                        50         2,489
First Horizon Pharmaceutical Corporation*            200         7,218
InterMune Incorporated*                              200         7,898
OSI Pharmaceuticals, Incorporated*                   100         4,240
                                                                33,172
----------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.77%
----------------------------------------------------------------------
Photronics, Incorporated*                            150         3,579
----------------------------------------------------------------------
RESTAURANTS & LODGING -- 3.46%
----------------------------------------------------------------------
Applebee's International, Incorporated                75         2,423
Cheesecake Factory (The)*                            200         6,080
Orient-Express Hotel Ltd.*                           155         3,112
Ruby Tuesday, Incorporated                           250         4,550
                                                                16,165


                                       22

COMMON STOCK                                        Shares      Value
----------------------------------------------------------------------
RETAILING -- 8.74%
----------------------------------------------------------------------
Abercrombie & Fitch Company (Class A)*               250      $  7,585
Action Performance Companies, Incorporated*          150         4,148
Coach, Incorporated*                                 150         5,445
Duane Reade Incorporated*                            150         5,310
Electronics Boutique Holdings Corporation*           200         8,330
Genesco Incorporated*                                100         2,300
Linens 'n Things, Incorporated*                       50         1,300
Tweeter Home Entertainment
  Group, Incorporated*                               100         2,562
Yankee Candle Company,
  Incorporated (The)*                                200         3,804
                                                                40,784
----------------------------------------------------------------------
SCIENTIFIC EQUIPMENT & SUPPLIES -- 0.37%
----------------------------------------------------------------------
FEI Company*                                          50         1,741
----------------------------------------------------------------------
SEMICONDUCTORS -- 2.32%
----------------------------------------------------------------------
Elantec Semiconductor, Incorporated*                 150         5,700
LTX Corporation*                                      50           896
TriQuint Semiconductor, Incorporated*                200         4,240
                                                                10,836

----------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT -- 2.41%
----------------------------------------------------------------------
Advanced Energy Industries, Incorporated*            150      $  3,473
Brooks Automation, Incorporated*                     100         4,335
Varian Semiconductor Equipment
  Associates, Incorporated*                          100         3,440
                                                                11,248
     TOTAL COMMON STOCK -- 93.95%
     -----------------------------------------------------------------
     (Cost $468,971)                                           438,526

CASH EQUIVALENTS
----------------------------------------------------------------------
SM&R Money Market Fund,
     3.08% (a)                                    18,601        18,601

     TOTAL CASH EQUIVALENTS -- 3.98%
     -----------------------------------------------------------------
     (Cost $18,601)                                             18,601

     TOTAL INVESTMENTS -- 97.93%
     -----------------------------------------------------------------
     (Cost $487,572)                                           457,127

     CASH AND OTHER ASSETS, LESS LIABILITIES -- 2.07%
     -----------------------------------------------------------------
                                                                 9,661

     NET ASSETS -- 100.00%                                    $466,788
     ---------------------------------------------------------========

ABBREVIATIONS
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Small-Cap Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

                           SM&R ALGER SMALL-CAP FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
----------------------------------------------------------------------
Investment in securities, at value                        $    457,127
Prepaid expenses                                                 2,266
Receivable for:
     Investment securities sold                                 16,522
     Capital stock sold                                            100
     Dividends                                                      17
     TOTAL ASSETS                                              476,032
LIABILITIES
----------------------------------------------------------------------
     Investment securities purchased                             4,356
Accrued:
     Investment advisory fee                                       402
     Service fee                                                   100
     Distribution fee                                              584
Other liabilities                                                3,802
     TOTAL LIABILITIES                                           9,244
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)        $    466,788

NET ASSETS:
----------------------------------------------------------------------
Class A                                                   $    295,132
Class B                                                   $    171,656
     TOTAL NET ASSETS                                     $    466,788

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
----------------------------------------------------------------------
Class A:
     Authorized                                            100,000,000
     Outstanding                                                53,228
Class B:
     Authorized                                            100,000,000
     Outstanding                                                30,383
Class A:
     Net asset value and redemption price per             $       5.54
     share
     Offering price per share:
     (Net Assets value of $5.54/95%)                      $       5.83
Class B:
     Net asset value and offering price per share         $       5.65

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
----------------------------------------------------------------------
Dividends                                                 $        256
Interest                                                         3,037
     TOTAL INVESTMENT INCOME                                     3,293
----------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------
Investment advisory fees                                         3,763
Service fees                                                       941
Professional fees                                                1,748
Custody and transaction fees                                    24,207
Directors' fees                                                  8,146
Qualification fees                                               2,763
Shareholder reporting expenses                                     292
Distribution fees                                                1,959
Insurance expense                                                  150
Other expenses                                                      23
     NET EXPENSES                                               43,992
     INVESTMENT LOSS -- NET                                    (40,699)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------
Net realized loss on investments                              (139,054)
Change in unrealized depreciation
  of investments for the year                                  (30,445)
     NET LOSS ON INVESTMENTS                                  (169,499)
     NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                         $   (210,198)

See notes to financial statements.

                                   EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31, 2001

DECREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------
Investment loss -- net                                    $    (40,699)
Net realized loss on investments                              (139,054)
Change in unrealized depreciation                              (30,445)
Net decrease in net assets resulting from operations          (210,198)

DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------------------------------------------
Investment income -- net
     Class A                                                         -
     Class B                                                         -
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             -

CAPITAL SHARE TRANSACTIONS--NET
----------------------------------------------------------------------
     Class A                                                   454,124
     Class B                                                   222,862
     Total net capital share transactions                      676,986
     TOTAL INCREASE                                            466,788

NET ASSETS
----------------------------------------------------------------------
     Beginning of Year                                               -
     End of Year                                          $    466,788

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                              CLASS A        CLASS B
                                              SHARES         SHARES
                                         ------------------------------
                                            YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,
                                               2001           2001
                                         ------------------------------
Net Asset Value, Beginning of Year          $  10.00      $   10.00
Investment loss -- net                         (0.55)         (0.37)
Net realized and unrealized
     loss on investments                       (3.91)         (3.98)
                                         ------------------------------
     Total from Investment Operations          (4.46)         (4.35)
Less distributions from
     Investment income -- net                      -              -
                                         ------------------------------
        TOTAL DISTRIBUTIONS                     0.00           0.00
                                         ------------------------------
Net Asset Value, End of Year                $   5.54      $    5.65
                                        ===============================
        TOTAL RETURN (1)                      (44.60)%       (43.50)%
                                        ===============================

RATIOS (in percentages)/Supplemental Data
-----------------------------------------------------------------------
Net Assets, end of year                     $295,132      $ 171,656
Ratio of expenses to
     average net assets                        11.53%         11.97%
Ratio of net investment
     loss to average net assets               (10.61)%       (11.25)%
Portfolio turnover rate                       138.73%        138.73%

(1)  Does not include the effect of sales charge.

See notes to financial statements.

[GRAPHIC]

                             SM&R ALGER GROWTH FUND

                               MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The Fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the first for the SM&R Alger Growth Fund, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was a detriment during a period in which value strongly outperformed growth.

PERFORMANCE

The Portfolio returned -36.20% Class A, before sales charge, during the fiscal year ended August 31, 2001, versus a -24.39% return for the S&P 500 Index and a -44.21% return for the Lipper Large-Cap Growth Fund Index. The Russell 1000 Growth Index returned -45.32% over the same time period. The Portfolio took advantage of relatively strong security selection in the health care and industrials sectors, and an underweighting in the weak information technology sector, in outperforming the Russell benchmark.

MARKET & ECONOMIC OUTLOOK

The recent plethora of bad news notwithstanding, we believe that the cup is half full. The focus on public nervousness and declining consumer confidence misses several key points. While economists had expected the economic recovery to be led by increased consumer spending, the injection of federal emergency spending combined with dramatic interest rate cuts can have the same stimulus effect of consumer spending. And while increased consumer confidence was expected before September 11th, it was by no means a sure thing. The newly announced emergency spending is.

We see this period as a buying opportunity, particularly for strong, industry-leading companies that have suddenly become very cheap. We don't believe that the markets have necessarily bottomed, though they are certainly close, and we anticipate a rocky few weeks even in the best of scenarios. But overall, we think that the macroeconomic trend is extremely positive, either for the 4th

[GRAPHIC]

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

quarter of 2001 or for the 1st quarter of 2002, at which point the future political and military course will have become clear, the economic and psychological shock of the September 11th attack will have dissipated, and the stimulus of federal spending and lower interest rates, combined with renewed consumer spending, will have lifted the economy out of its current funk.

There is a Chinese curse, "May you live in interesting times". Given the events of the past weeks, these days certainly count. But interesting times, however painful they are, can also be the chrysalis of a new and better future. And just in case that saying doesn't seal the deal, here's another: "Things are always darkest before the dawn". We've come through an ordeal these past weeks, and we believe that the best is yet to come.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Fred M. Alger,

Fred M. Alger,
Portfolio Manager

/s/ Dan Chung/Dave Hyun

Dan Chung/Dave Hyun
Co-Managers
SM&R Alger Growth Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER GROWTH FUND AT OFFERING PRICE, LIPPER LARGE-CAP GROWTH FUND INDEX AND THE S&P 500

SM&R ALGER GROWTH FUND

[CHART]

                                       9/1/2000   9/30/2000   12/31/2000   8/31/2001
Lipper Large-Cap Growth Index            10,000     9,833         8,014      6,086
S&P 500                                  10,000     9,472         8,730      7,467
SM&R Alger Growth Fund                    9,497     8,737         7,265      6,059

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 09/01/00

Share Class    Since Inception   Without Sales Charge
-----------------------------------------------------
A                  (39.41)%              (36.20)%
B                  (40.08)%              (36.90)%

[SM&R MUTUAL FUNDS LOGO]

SM&R Alger Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year decilining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                             SM&R ALGER GROWTH FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                      Shares        Value
----------------------------------------------------------------------
ADVERTISEMENT -- 0.22%
----------------------------------------------------------------------
Omnicom Group Incorporated                            30    $    2,334
----------------------------------------------------------------------
AEROSPACE -- 2.25%
----------------------------------------------------------------------
General Dynamics Corporation                         200        15,792
United Technologies Corporation                      120         8,208
                                                                24,000
----------------------------------------------------------------------
BIO TECHNOLOGY -- 3.02%
----------------------------------------------------------------------
Amgen Incorporated *                                 500        32,150
----------------------------------------------------------------------
BROKERAGE -- 0.50%
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Company                 100         5,335
----------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 3.17%
----------------------------------------------------------------------
Cisco Systems, Incorporated*                         910        14,860
Nokia Corporation ADR                              1,200        18,888
                                                                33,748
----------------------------------------------------------------------
COMMUNICATIONS -- 1.03%
----------------------------------------------------------------------
Comcast Corporation (Special Class A)*               300        10,989
----------------------------------------------------------------------
COMPUTER RELATED & BUSINESS SERVICES -- 6.37%
----------------------------------------------------------------------
Dell Computer Corporation*                         1,025        21,914
EMC Corporation*                                   1,010        15,615
Sanmina Corporation*                                 600        10,806
Sun Microsystems, Incorporated*                    1,705        19,522
                                                                67,857
----------------------------------------------------------------------
COMPUTER SOFTWARE -- 7.60%
----------------------------------------------------------------------
eBay Incorporated*                                   620        34,863
Intuit Incorporated*                                 345        13,034
Microsoft Corporation*                               580        33,089
                                                                80,986
----------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 2.77%
----------------------------------------------------------------------
AOL Time Warner Incorporated*                        790    $   29,507
----------------------------------------------------------------------
CONGLOMERATE -- 5.22%
----------------------------------------------------------------------
General Electric Company                             560        22,949
Tyco International LTD                               630        32,728
                                                                55,677
----------------------------------------------------------------------
DRUG DISTRIBUTION -- 2.84%
----------------------------------------------------------------------
Cardinal Health, Incorporated                        415        30,270
----------------------------------------------------------------------
ELECTRIC & GAS COMPANIES -- 2.63%
----------------------------------------------------------------------
Calpine Corporation*                                 850        28,067
----------------------------------------------------------------------
ENERGY & ENERGY SERVICES -- 4.85%
----------------------------------------------------------------------
BJ Services Company*                                 400         8,972
Duke Energy Corporation                              250         9,828
Halliburton Company                                  240         6,686
Nabors Industries, Incorporated*                     450        11,034
Transocean Sedco Forex Incorporated                  525        15,172
                                                                51,692
----------------------------------------------------------------------
FINANCE -- 3.12%
----------------------------------------------------------------------
American International Group, Incorporated           425        33,235
----------------------------------------------------------------------
FINANCIAL SERVICES -- 9.20%
----------------------------------------------------------------------
Charles Schwab & Company, Incorporated               165         2,056
Citigroup, Incorporated                              630        28,823
First Data Corporation                               550        36,217
Marsh & McLennan Companies, Incorporated             120        11,148
Merrill Lynch & Company, Incorporated                245        12,642
Stilwell Financial Incorporated                      250         7,150
                                                                98,036


                                       28

COMMON STOCK                                      Shares        Value
----------------------------------------------------------------------
FOOD CHAINS -- 4.25%
----------------------------------------------------------------------
Kroger Company (The)*                                600    $   15,972
Safeway, Incorporated*                               650        29,322
                                                                45,294
----------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 0.70%
----------------------------------------------------------------------
Viacom Incorporated (Class B)*                       175         7,420
----------------------------------------------------------------------
MEDICAL DEVICES -- 1.28%
----------------------------------------------------------------------
Medtronic, Incorporated                              300        13,662
----------------------------------------------------------------------
MEDICAL SERVICES -- 2.34%
----------------------------------------------------------------------
Tenet Healthcare Corporation*                        450        24,939
----------------------------------------------------------------------
OIL & GAS -- 3.01%
----------------------------------------------------------------------
Exxon Mobil Corporation                              280        11,242
Texaco, Incorporated                                 300        20,895
                                                                32,137
----------------------------------------------------------------------
PHARMACEUTICALS -- 11.33%
----------------------------------------------------------------------
Abbott Laboratories                                  275        13,668
American Home Products Corporation                   635        35,560
Baxter International Incorporated                    520        26,832
Forest Laboratories, Incorporated*                   150        10,951
Pfizer, Incorporated                                 880        33,713
                                                               120,724
----------------------------------------------------------------------
RETAILING -- 9.07%
----------------------------------------------------------------------
Best Buy Company, Incorporated*                      290        17,104
Home Depot, Incorporated (The)                       700        32,165
Target Corporation                                   500        17,325
Wal-Mart Stores, Incorporated                        625        30,031
                                                                96,625
----------------------------------------------------------------------
SEMICONDUCTORS -- 2.10%
----------------------------------------------------------------------
Intel Corporation                                    800    $   22,368
----------------------------------------------------------------------
TOBACCO -- 3.34%
----------------------------------------------------------------------
Philip Morris Companies Incorporated                 750        35,550

     TOTAL COMMON STOCK -- 92.21%
     -----------------------------------------------------------------
     (Cost $1,107,546)                                         982,602

CASH EQUIVALENTS
----------------------------------------------------------------------
SM&R Money Market Fund,
3.08% (a)                                         84,454        84,454

     TOTAL CASH EQUIVALENTS -- 7.92%
     -----------------------------------------------------------------
     (Cost $ 84,454)                                            84,454

     TOTAL INVESTMENTS -- 100.13%
     -----------------------------------------------------------------
     (Cost $1,192,000)                                       1,067,056

     LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.13)%
     -----------------------------------------------------------------
                                                                (1,436)

     NET ASSETS -- 100.00%                                  $1,065,620
     -------------------------------------------------------==========

ABBREVIATIONS
ADR - American Depository Receipt

* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

                             SM&R ALGER GROWTH FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
----------------------------------------------------------------------
Investment in securities, at value                        $  1,067,056
Prepaid expenses                                                 2,266
Receivable for:
     Investment securities sold                                  1,511
     Capital stock sold                                            517
     Dividends                                                     559
     TOTAL ASSETS                                            1,071,909

LIABILITIES
----------------------------------------------------------------------
Accrued:
     Investment advisory fee                                       758
     Service fee                                                   223
     Distribution fee                                            1,066
Other liabilities                                                4,242
     TOTAL LIABILITIES                                           6,289
     NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)        $  1,065,620

NET ASSETS:
----------------------------------------------------------------------
Class A                                                   $    608,836
Class B                                                   $    456,784
     TOTAL NET ASSETS                                     $  1,065,620

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
----------------------------------------------------------------------
Class A:
     Authorized                                            100,000,000
     Outstanding                                                95,461
Class B:
     Authorized                                            100,000,000
     Outstanding                                                72,433
Class A:
     Net asset value and redemption price per             $       6.38
     share
     Offering price per share: (Net Assets value          $       6.72
     of $6.38/95%)
Class B:
     Net asset value and offering price per share         $       6.31

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
----------------------------------------------------------------------
Dividends                                                 $      3,843
Interest                                                         2,592
     TOTAL INVESTMENT INCOME                                     6,435

EXPENSES
----------------------------------------------------------------------
Investment advisory fees                                         5,392
Service fees                                                     1,586
Professional fees                                                2,123
Custody and transaction fees                                    11,909
Directors' fees                                                  8,147
Qualification fees                                               2,698
Shareholder reporting expenses                                     525
Distribution fees                                                3,408
Insurance expense                                                  150
Other expenses                                                      22
     NET EXPENSES                                               35,960
     INVESTMENT LOSS -- NET                                    (29,525)

REALIZED & UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------
Net realized loss on investments                               (92,053)
Change in unrealized depreciation
     of investments for the year                              (124,944)

     NET LOSS ON INVESTMENTS                                  (216,997)

     NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                            $   (246,522)

See notes to financial statements.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31, 2001

DECREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------
Investment loss -- net                                    $    (29,525)
Net realized loss on investments                               (92,053)
Change in unrealized depreciation                             (124,944)
Net decrease in net assets resulting from operations          (246,522)

DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------------------------------------------
Investment income -- net
     Class A                                                         -
     Class B                                                         -
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                  -

CAPITAL SHARE TRANSACTIONS--NET
----------------------------------------------------------------------
     Class A                                                   792,850
     Class B                                                   519,292
     TOTAL NET CAPITAL SHARE TRANSACTIONS                    1,312,142
     TOTAL INCREASE                                          1,065,620

NET ASSETS
----------------------------------------------------------------------
     Beginning of Year                                               -
     End of Year                                          $  1,065,620


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                              CLASS A        CLASS B
                                              SHARES         SHARES
                                         ------------------------------
                                            YEAR ENDED     YEAR ENDED
                                            AUGUST 31,     AUGUST 31,
                                               2001           2001
                                         ------------------------------
Net Asset Value, Beginning of Year         $  10.00       $   10.00
Investment loss -- net                        (0.21)          (0.13)
Net realized and unrealized
     loss on investments                      (3.41)          (3.56)
                                         ------------------------------
        TOTAL FROM INVESTMENT OPERATIONS      (3.62)          (3.69)
Less distributions from
     Investment income -- net                     -               -
                                         ------------------------------
        TOTAL DISTRIBUTIONS                    0.00            0.00
                                         ------------------------------
Net Asset Value, End of Year               $   6.38       $    6.31
                                        ===============================
        TOTAL RETURN (1)                     (36.20)%        (36.90)%
                                        ===============================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
-----------------------------------------------------------------------
Net Assets, end of year                    $608,836       $ 456,784
Ratio of expenses to
     average net assets                        5.52%           5.84%
Ratio of net investment
     loss to average net assets               (4.49)%         (4.91)%
Portfolio turnover rate                       65.24%          65.24%

(1)  Does not include the effect of sales charge.

See notes to financial statements.

[GRAPHIC]

                                SM&R GROWTH FUND

                               MANAGER COMMENTARY

A MESSAGE TO OUR SHAREHOLDERS.

In what may very well turn out to be the worst year ever for mutual funds, the Growth Fund, Class T, returned -23.99% before sales charge, through 8/31/01. The one bright spot (if it can be called that) is that we are not alone. Across the industry, many funds are reporting their worst years ever to date. With the tragic terrorist activity of September 11, 2001 in New York City, Washington, D.C. and Pennsylvania, the markets are now in free fall. We thought the major indexes were in a bottoming phase before the terrorist attacks but the aggressive action caused the major indexes to break through most support levels. Most strategists seem to echo the notion that this is no time to be actively buying or selling.

It has been common in the past to think that when the Growth style of investing is not working, Value is. After the events of September 11, 2001, it appears that no style is working. With that said, the top performing sectors year to date for the Growth Fund have been Consumer Cyclicals, Consumer Staples, Finance and Transportation. The worst performing sector by far has been Technology. Going forward, we believe the Technology sector has stabilized. We don't believe that portends increased valuations for tech stocks because there are no near-term catalysts, but the downward slide in valuations should be mercifully near an end. Since the markets re-opened on September 17, 2001 one of the best performing sectors (relative performance) has been the technology sector.

MARKETS AND THE ECONOMY.

All of the major equity indexes are down for the year: the S&P 500 is down 14.47%, the Dow Jones is down 7.32%, the NASDAQ is down 28.32% and the Russell 2000 is down 3.34% as of 8/31/01. The broadest measure of market performance, the Wilshire 5000 index is down 25.5% for the year. The Wilshire 5000 is also a good proxy for measuring the overall reduction or erasure of the wealth effect that Alan Greenspan watches so closely. The Wilshire 5000 lost $1.2 trillion in market cap this week, nearly matching the $1.6 trillion lost in all of 2000. This broad measure of U.S. equities has lost $3.3 trillion year-to-date and $4.9 trillion since 1999. In short, the stock market has been a dismal performer thus far in 2001. However, with the fed reducing interest rates, cash and bonds are beginning to lose whatever luster they may have had. Stocks, by default, are beginning to look good again. We would expect a long rally to finish out the year or several relief rallies to provide a respite from the downward movements in the market.

The economy has been skirting a recession for quite some time. The recent terrorist activity is exactly what was needed to tip the economy into a full-blown recession. The good news is that if we actually slip into a recession, its duration will be a few months at best. Most economists agree that now that if we slip into a recession, it will definitely be of the V-shape now as opposed to an L or U-shape. One of the biggest questions is inflation. There are two schools of thought: 1) inflation has been kept at bay and it will remain that way or 2) the poorly performing economy combined with the fed injecting liquidity that cannot be absorbed will cause an uptick in inflation. SM&R believes that inflation will remain benign but should be watched closely. In addition, the housing market has been hit in the week and a half since the terrorist attacks. Therefore, we expect the consumer confidence index to reflect this short-term erosion of confidence.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                       Securities Management and Research, Inc .

FUND MANAGER COMMENTARY.

Historically, it is important to note that in the past, every instance of war or other dramatic event has deeply affected the market on the downward side. Optimistically, these extraordinary occurrences have always reversed themselves in the form of sharp rebounds. The three most recent instances of this have been 1987, 1990 and 1998. In each situation, the market rebounded handsomely and rewarded the patient, unemotional investor. We are looking for the same results this time around. In fact, the patriotic feelings elicited by the attacks of September 11, 2001 may very well provide a long-term impetus for the next bull market as well as unifying this country and peoples like nothing since World War
II. Tragic as recent events have been, long-term we have never been more optimistic about the market going forward. To everyone who may have been touched personally by terrorist actions, our prayers are with you.

I speak for everyone when I say that those of us who are no longer with us would want us to move along and get on with our lives. We should take time to remember those who are gone and remember exactly what this country stands for. Above all, we must realize that we can never take even small aspects of our life for granted.

Out of tragedy can spring opportunity. With the collapse of the World Trade Center in New York City, several sub-sectors of the market will be the beneficiary of the tragedy. Those of you who have followed my musings in the past will not be surprised by my declaration of the storage sector as the one to watch. I have been trumpeting the benefits and virtues of the expanding need for data storage for several years now.

The recent tragedies have highlighted how important it is for companies to have a backup plan for data and operations. Companies like Veritas, IBM, EMC, Emulex, Brocade, Network Appliance and Qlogic should benefit. Other sub-sectors that will receive renewed attention are all aspects of security and outsourcing. Another trend I foresee happening is a renewed interest in products "Made in America" which will manifest itself in the stock market as increased ownership of the stock of companies like Coca-Cola, Caterpillar, John Deere and General Electric.

Best Regards,

/s/ Andre Hodlewsky

Andre Hodlewsky,
Portfolio Manager
SM&R Growth Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND AT OFFERING PRICE, LIPPER GROWTH FUND INDEX AND THE S&P 500

SM&R GROWTH FUND

[CHART]

                            9/1/1991 9/30/1992 9/30/1993 9/30/1994 9/30/1995 9/30/1996 9/30/1997 9/30/1998 9/30/1999 9/30/2000
Lipper Large-Cap Core Index   10,000  11,672    13,904    14,154    18,123     20,622   27,752    28,604    36,814    44,860
S&P 500                       10,000  11,697    13,213    13,699    17,769     21,380   30,024    32,753    41,856    47,404
SM&R Growth Fund               9,423   9,549    10,084    11,412    13,760     15,973   21,269    20,409    25,624    31,064
                             8/31/2001
Lipper Large-Cap Core Index   35,460
S&P 500                       37,370
SM&R Growth Fund              21,157

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 5.75% through 8/31/01 for Class T Shares

10 Year                 7.78%
5 Year                  5.35%
1 year                (39.32)%

[SM&R MUTUAL FUNDS LOGO]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 01/01/99

Share Class     One Year        Since Inception
-----------------------------------------------
A               (39.55)%        (7.78)%
B               (39.64)%        (8.24)%

SM&R Growth Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                                SM&R GROWTH FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                         Shares             Value
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.96%
--------------------------------------------------------------------------------
Boeing Company                                           28,000     $  1,433,600
--------------------------------------------------------------------------------
AUTO & TRUCK MANUFACTURERS -- 1.12%
--------------------------------------------------------------------------------
Ford Motor Company                                       43,354          861,444
General Motors Corporation                               14,700          804,825
                                                                       1,666,269
--------------------------------------------------------------------------------
BANKS -- 5.46%
--------------------------------------------------------------------------------
Bank of America Corporation                              40,000        2,460,000
PNC Financial Services Group                             30,000        1,997,700
U.S. Bancorp                                             76,785        1,861,269
Wells Fargo Company                                      40,000        1,840,400
                                                                       8,159,369
--------------------------------------------------------------------------------
BEVERAGES -- 3.41%
--------------------------------------------------------------------------------
Anheuser-Busch Companies,
  Incorporated                                           19,000          817,760
Coca-Cola Company                                        68,600        3,338,762
PepsiCo, Incorporated                                    20,000          940,000
                                                                       5,096,522
--------------------------------------------------------------------------------
BIO/SPECIALTY PHARMACEUTICALS -- 2.42%
--------------------------------------------------------------------------------
Amgen Incorporated*                                      17,900        1,150,970
Enzon, Incorporated*                                     28,400        1,813,056
Genentech, Incorporated*                                 14,000          642,600
                                                                       3,606,626
--------------------------------------------------------------------------------
COAL, GAS & PIPE -- 2.16%
--------------------------------------------------------------------------------
Enron Corporation                                        92,000        3,219,080

--------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 2.32%
--------------------------------------------------------------------------------
Brocade Communications
   Systems, Incorporated*                                39,500     $    949,975
CIENA Corporation*                                       20,100          344,112
Comcast Corporation (Special Class A)*                   21,100          772,893
Corning Incorporated                                     28,700          344,687
JDS Uniphase Corporation*                                27,500          193,875
Nortel Networks Corporation                             136,000          851,360
                                                                       3,456,902
--------------------------------------------------------------------------------
COMPUTER-INTERNET -- 1.59%
--------------------------------------------------------------------------------
Cisco Systems, Incorporated*                            112,800        1,842,024
Network Appliance, Incorporated*                         41,500          537,840
                                                                       2,379,864
--------------------------------------------------------------------------------
COMPUTER RELATED -- 2.32%
--------------------------------------------------------------------------------
EMC Corporation*                                         90,000        1,391,400
Juniper Networks, Incorporated*                          21,300          298,200
Sun Microsystems, Incorporated*                         154,400        1,767,880
                                                                       3,457,480
--------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES -- 4.27%
--------------------------------------------------------------------------------
Emulex Corporation*                                      39,800          633,218
Exodus Communications, Incorporated*                     49,000           43,120
Inktomi Corporation*                                    128,700          509,652
McDATA Corporation (Class A)*                            33,212          477,855
Microsoft Corporation*                                   29,100        1,660,155
Oracle Corporation*                                      18,800          229,548
Peregrine Systems, Incorporated*                         28,900          756,602
VERITAS Software Corporation*                            71,850        2,063,532
                                                                       6,373,682


                                       34

COMMON STOCK                                            Shares             Value
--------------------------------------------------------------------------------
COSMETICS/TOILETRIES -- 0.64%
--------------------------------------------------------------------------------
Gillette Company (The)                                   31,300     $    959,345
--------------------------------------------------------------------------------
DRUG STORES -- 0.39%
--------------------------------------------------------------------------------
CVS Corporation                                          16,200          584,982
--------------------------------------------------------------------------------
DRUGS -- 4.37%
--------------------------------------------------------------------------------
Merck & Company, Incorporated                            40,000        2,604,000
Pfizer, Incorporated                                     59,800        2,290,938
Pharmacia Corporation                                    41,200        1,631,520
                                                                       6,526,458
--------------------------------------------------------------------------------
ELECTRIC POWER -- 0.87%
--------------------------------------------------------------------------------
Mirant Corporation*                                      45,500        1,303,575
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.55%
--------------------------------------------------------------------------------
General Electric Company                                 92,800        3,802,944
--------------------------------------------------------------------------------
ELECTRONICS -- 0.65%
--------------------------------------------------------------------------------
PMC-Sierra, Incorporated*                                15,100          464,325
Waters Corporation*                                      15,500          513,515
                                                                         977,840
--------------------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.53%
--------------------------------------------------------------------------------
NRG Energy, Incorporated*                                43,000          791,200
--------------------------------------------------------------------------------
EXPLORATION/DRILLING -- 0.78%
--------------------------------------------------------------------------------
Unocal Corporation                                       33,000        1,164,900
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.11%
--------------------------------------------------------------------------------
Citigroup, Incorporated                                 109,300        5,000,475
Countrywide Credit Industries,
  Incorporated                                           44,000        1,826,000
J.P. Morgan Chase & Company                              55,500        2,186,700
Morgan Stanley Dean Witter & Company                     30,000        1,600,500
                                                                      10,613,675
--------------------------------------------------------------------------------
FOOD PRODUCERS -- 6.15%
--------------------------------------------------------------------------------
ConAgra, Incorporated                                    87,600     $  2,010,420
H.J. Heinz Company                                       41,800        1,888,524
McCormick & Company, Incorporated                        29,000        1,310,800
Sensient Technologies Corporation                        50,000        1,099,500
Smithfield Foods, Incorporated*                          65,000        2,876,250
                                                                       9,185,494
--------------------------------------------------------------------------------
FOOD RETAILERS -- 2.02%
--------------------------------------------------------------------------------
Kroger Company (The)*                                    48,900        1,301,718
Safeway, Incorporated*                                   25,000        1,127,750
SUPERVALU Incorporated                                   27,800          583,244
                                                                       3,012,712
--------------------------------------------------------------------------------
HOMEBUILDING/SUPPLIES -- 0.81%
--------------------------------------------------------------------------------
Centex Corporation                                       27,700        1,213,260

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/HOUSEWARES -- 2.61%
--------------------------------------------------------------------------------
Black & Decker Corporation                               38,200        1,502,406
Kimberly-Clark Corporation                               14,800          918,340
Procter & Gamble Company                                 20,000        1,483,000
                                                                       3,903,746
--------------------------------------------------------------------------------
INSURANCE COMPANIES -- 2.15%
--------------------------------------------------------------------------------
American International Group,
  Incorporated                                           23,160        1,811,112
CIGNA Corporation                                        15,500        1,395,000
                                                                       3,206,112
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 2.36%
--------------------------------------------------------------------------------
Minnesota Mining and Manufacturing
   Company                                               11,900        1,238,790
Tyco International LTD                                   44,000        2,285,800
                                                                       3,524,590


                                       35

COMMON STOCK                                            Shares             Value
--------------------------------------------------------------------------------
MEDIA-TV/RADIO/CABLE -- 0.28%
--------------------------------------------------------------------------------
Cox Communications, Incorporated
  (Class A)*                                             10,700     $    425,432
--------------------------------------------------------------------------------
MEDICAL PRODUCTS/SUPPLIES -- 1.82%
--------------------------------------------------------------------------------
Beckman Coulter, Incorporated                            36,000        1,645,920
Medtronic, Incorporated                                  21,400          974,556
Zimmer Holdings, Incorporated*                            3,740          101,728
                                                                       2,722,204
--------------------------------------------------------------------------------
MEDICAL SERVICES -- 5.67%
--------------------------------------------------------------------------------
American Home Products Corporation                       42,700        2,391,200
Bristol-Myers Squibb Company                             37,400        2,099,636
Johnson & Johnson                                        60,000        3,162,600
Tenet Healthcare Corporation*                            14,800          820,216
                                                                       8,473,652
--------------------------------------------------------------------------------
METALS & MINING -- 1.15%
--------------------------------------------------------------------------------
Alcoa Incorporated                                       45,200        1,723,024
--------------------------------------------------------------------------------
OIL INTERNATIONAL -- 1.75%
--------------------------------------------------------------------------------
Chevron Corporation                                      14,300        1,297,725
Royal Dutch Petroleum Company ADR                        23,100        1,308,153
                                                                       2,605,878
--------------------------------------------------------------------------------
OIL SERVICES -- 1.24%
--------------------------------------------------------------------------------
Global Marine, Incorporated*                             32,000          460,800
Schlumberger Limited                                     13,100          641,900
Tidewater, Incorporated                                  17,000          528,870
Transocean Sedco Forex Incorporated                       7,500          216,750
                                                                       1,848,320
--------------------------------------------------------------------------------
RAILROADS -- 0.87%
--------------------------------------------------------------------------------
Canadian Pacific LTD                                     35,800        1,299,540
--------------------------------------------------------------------------------
RETAIL-GENERAL -- 2.64%
--------------------------------------------------------------------------------
Kohl's Corporation*                                      19,100     $  1,060,050
Wal-Mart Stores, Incorporated                            60,000        2,883,000
                                                                       3,943,050
--------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.44%
--------------------------------------------------------------------------------
Lowe's Companies, Incorporated                           17,600          654,720
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.86%
--------------------------------------------------------------------------------
Broadcom Corporation (Class A)*                          14,700          472,605
Conexant Systems, Incorporated*                          41,300          491,883
Intel Corporation                                        52,000        1,453,920
QLogic Corporation*                                      27,700          831,277
Vitesse Semiconductor Corporation*                       21,500          313,900
Xilinx, Incorporated*                                    18,300          714,432
                                                                       4,278,017
--------------------------------------------------------------------------------
TELECOM-CELLULAR -- 0.53%
--------------------------------------------------------------------------------
AT&T Wireless Services Incorporated*                     43,977          681,644
Nextel Communications, Incorporated
  (Class A)*                                              9,000          108,720
                                                                         790,364
--------------------------------------------------------------------------------
TELECOM-LONG DISTANCE -- 0.69%
--------------------------------------------------------------------------------
WorldCom, Incorporated-MCI Group*                         3,060           39,443
WorldCom, Incorporated-WorldCom Group*                   76,500          983,790
                                                                       1,023,233
--------------------------------------------------------------------------------
TELEPHONE -- 4.86%
--------------------------------------------------------------------------------
A T & T Corporation                                     136,660        2,602,006
Alltel Corporation                                       47,000        2,726,000
Qwest Communications International
  Incorporated*                                          88,826        1,909,759
XO Communications, Incorporated *                        12,000           13,680
                                                                       7,251,445


                                       36

COMMON STOCK                                            Shares             Value
--------------------------------------------------------------------------------
UTILITY-MISCELLANEOUS -- 3.15%
--------------------------------------------------------------------------------
AES Corporation (The)*                                 22,000       $    728,640
Calpine Corporation*                                  120,400          3,975,608
                                                                       4,704,248

                TOTAL COMMON STOCK -- 87.97%
                ----------------------------------------------------------------
                (Cost $122,128,081)                                  131,363,354

CASH EQUIVALENTS
--------------------------------------------------------------------------------
SM&R Money Market Fund,
3.08% (a)                                                 948                948
                TOTAL CASH EQUIVALENTS -- 0.00%
                ----------------------------------------------------------------
                (Cost $ 948)                                                 948

COMMERCIAL PAPER                                   Face Amount             Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER RELATED -- 1.05%
--------------------------------------------------------------------------------
Compaq Computer Corporation,
  3.65%, 09/05/01                                  $1,568,000          1,567,364
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.50%
--------------------------------------------------------------------------------
Houston Industries FinanceCo L.P.,
  3.83%, 09/06/01                                   2,394,000          2,392,726
Motorola Credit Corporation,
  4.06%, 09/11/01                                   2,191,000          2,188,529
PPL Capital Funding Incorporated,
  3.75%, 09/12/01                                   3,635,000          3,630,834
                                                                       8,212,089
--------------------------------------------------------------------------------
LODGING/HOTELS -- 1.16%
--------------------------------------------------------------------------------
Marriott International Incorporated,
3.62%, 09/07/01                                    $1,735,000       $  1,733,953
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 0.82%
--------------------------------------------------------------------------------
Corning Incorporated,
3.80%, 09/04/01                                     1,220,000          1,219,613
--------------------------------------------------------------------------------
OIL SERVICES -- 1.38%
--------------------------------------------------------------------------------
UOP,
  3.73%, 09/04/01                                   2,070,000          2,069,356
--------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 2.01%
--------------------------------------------------------------------------------
Toys "R" Us Incorporated,
  3.65%, 09/10/01                                   3,000,000          2,997,262

                TOTAL COMMERCIAL PAPER -- 11.92%
                ----------------------------------------------------------------
                (Cost $ 17,799,637)                                   17,799,637

                TOTAL INVESTMENTS -- 99.89%
                ----------------------------------------------------------------
                (Cost $139,928,666)                                  149,163,939

                CASH AND OTHER ASSETS,
                LESS LIABILITIES -- 0.11%
                ----------------------------------------------------------------
                                                                         163,315

                NET ASSETS -- 100.00%                               $149,327,254
                ----------------------------------------------------------------

ABBREVIATIONS
ADR - American Depository Receipt

* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

                                SM&R GROWTH FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
--------------------------------------------------------------------------------
Investments in securities, at value                                 $149,163,939
Prepaid expenses                                                          15,407
Receivable for:
     Capital stock sold                                                   56,732
     Dividends                                                           203,745
Other assets                                                              93,341
     TOTAL ASSETS                                                    149,533,164

LIABILITIES
--------------------------------------------------------------------------------
Capital stock reacquired                                                  44,561
Accrued:
     Investment advisory fee                                              93,635
     Service fee                                                          30,812
     Distribution fee                                                      6,400
Other liabilities                                                         30,502
     TOTAL LIABILITIES                                                   205,910
     NET ASSETS (applicable to shares outstanding)                  $149,327,254

NET ASSETS:
--------------------------------------------------------------------------------
Class A                                                             $  5,971,329
Class B                                                             $  2,826,109
Class T                                                             $140,529,816
     TOTAL NET ASSETS:                                              $149,327,254

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
--------------------------------------------------------------------------------
Class A:
     Authorized                                                       50,000,000
     Outstanding                                                       1,427,426
Class B:
     Authorized                                                       25,000,000
     Outstanding                                                         685,087
Class T:
     Authorized                                                       95,000,000
     Outstanding                                                      33,096,357
Class A:
     Net asset value and redemption price per share                 $       4.18
     Offering price per share:
       (Net Assets value of $4.18/95.00%)                           $       4.40
Class B:
     Net asset value and offering price per share                   $       4.13
Class T:
     Net asset value and redemption price per share                 $       4.25
     Offering price per share:
       (Net Assets value of $4.25/94.25%)                           $       4.51

See notes to financial statements.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF OPERATIONS
INVESTMENT INCOME

                                         EIGHT MONTHS ENDED         YEAR ENDED
                                             8/31/2001              12/31/2000
                                        -----------------------------------------
Dividends                                    $  1,306,000          $  2,172,128
Interest                                          342,697               686,479
     TOTAL INVESTMENT INCOME                    1,648,697             2,858,607

EXPENSES
---------------------------------------------------------------------------------
Investment advisory fees                          816,986             1,052,620
Service fees                                      268,032               488,484
Professional fees                                  17,176                25,265
Custody and transactions fees                      48,215                86,200
Directors' fees                                     6,703                23,403
Qualification fees                                 22,476                39,584
Shareholder reporting expenses                     79,651                75,794
Insurance expenses                                 34,180                43,710
Distribution fees                                  26,459                36,782
Other expenses                                         35                     -
NET EXPENSES                                    1,319,913             1,871,842
     INVESTMENT INCOME -- NET                     328,784               986,765

REALIZED & UNREALIZED GAIN (LOSS)ON INVESTMENTS
---------------------------------------------------------------------------------
Net realized gain on investments                8,736,583            14,558,315
Change in unrealized depreciation
  of investments for the period               (57,413,804)          (34,455,299)

NET LOSS ON INVESTMENTS                       (48,677,221)          (19,896,984)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                    $(48,348,437)         $(18,910,219)


STATEMENT OF CHANGES IN NET ASSETS

DECREASE IN NET ASSETS FROM OPERATIONS

                                         EIGHT MONTHS ENDED          YEAR ENDED          YEAR ENDED
                                              8/31/2001              12/31/2000          12/31/1999
                                        ------------------------------------------------------------
Investment income -- net                    $    328,784            $    986,765        $    900,553
Net realized gain on investments               8,736,583              14,558,315          10,640,352
Change in unrealized
  appreciation (depreciation)                (57,413,804)            (34,455,299)         35,737,960
Net increase (decrease)
in net assets resulting
from operations                              (48,348,437)            (18,910,219)         47,278,865

DISTRIBUTIONS TO SHAREHOLDERS FROM
-----------------------------------------------------------------------------------------------------
Investment income -- net
     Class A                                           -                 (10,454)             (4,775)
     Class B                                           -                       -                   -
     Class C                                           -                       -                   -
     Class T                                    (235,830)             (1,042,514)           (860,216)
Capital gains
     Class A                                           -                (631,348)           (138,389)
     Class B                                           -                (311,450)            (57,657)
     Class C                                           -                       -              (4,941)
     Class T                                           -             (18,212,472)         (8,774,058)
     TOTAL DISTRIBUTIONS
       TO SHAREHOLDERS                          (235,830)            (20,208,238)         (9,840,036)

CAPITAL SHARE TRANSACTIONS -- NET
-----------------------------------------------------------------------------------------------------
Class A                                        1,040,270               4,185,521           3,388,463
Class B                                          303,405               2,428,766           1,388,166
Class C                                                -                       -             115,090
Class T                                       (7,820,091)              1,231,804          (9,779,453)
     TOTAL NET CAPITAL
       SHARE TRANSACTIONS                     (6,476,416)              7,846,091         (4,887, 734)
     TOTAL INCREASE
     (DECREASE)                              (55,060,683)            (31,272,366)         32,551,095

NET ASSETS
-----------------------------------------------------------------------------------------------------
     Beginning of period                     204,387,937             235,660,303         203,109,208
     End of period                          $149,327,254            $204,387,937        $235,660,303

See notes to financial statements.

[GRAPHIC]

                                SM&R GROWTH FUND

                                   FINANCIALS

SM&R GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                              CLASS T SHARES
                                            -----------------------------------------------------------------------------
                                            8 MONTHS
                                             ENDED
                                            AUGUST 31,                      YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                                    2001           2000        1999        1998        1997        1996
                                            -----------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   5.60       $   6.77    $   5.69    $   5.24    $   4.95    $   4.39
Investment income -- net                            0.01           0.03        0.03        0.04        0.06        0.05
Net realized and unrealized gain
  (loss) on investments                            (1.35)         (0.65)       1.35        0.85        1.03        0.73
                                            -----------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS              (1.34)         (0.62)       1.38        0.89        1.09        0.78

Less distributions from
  Investment income -- net                         (0.01)         (0.03)      (0.03)      (0.04)      (0.06)      (0.05)
  Capital gains                                       --          (0.52)      (0.27)      (0.40)      (0.74)      (0.17)
                                            -----------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                           (0.01)         (0.55)      (0.30)      (0.44)      (0.80)      (0.22)
                                            -----------------------------------------------------------------------------
Net Asset Value, End of Period                  $   4.25       $   5.60    $   6.77    $   5.69    $   5.24    $   4.95
                                            =============================================================================
     TOTAL RETURN (1)                             (23.99)%**      (8.25)%     24.49%      18.35%      22.24%      17.64%
                                            =============================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's omitted)       $140,530       $194,150    $230,203    $203,109    $178,344    $152,758
Ratio of expenses to average net assets             1.08%*         0.81%       0.87%       0.85%       0.96%       1.15%
Ratio of net investment income
  to average net assets                             0.31%*         0.47%       0.44%       0.69%       1.03%       1.02%
Portfolio turnover rate                            18.28%         19.68%      16.13%      27.31%      46.79%      18.72%

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                    CLASS A SHARES                        CLASS B SHARES
                                            ----------------------------------------------------------------------------------------
                                             8 MONTHS ENDED   YEAR ENDED   PERIOD FROM   8 MONTHS ENDED   YEAR ENDED   PERIOD FROM
                                                AUGUST 31,   DECEMBER 31,   JANUARY 1,      AUGUST 31,    DECEMBER 31,   JANUARY 1,
                                                                              1999 TO                                    1999 TO
                                                                           DECEMBER 31,                                 DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2001          2000          1999            2001           2000          1999
                                            ----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $ 5.55         $ 6.73        $ 5.69          $ 5.47        $ 6.66       $ 5.69
Investment income -- net                              -           0.01          0.01           (0.02)        (0.02)           -
Net realized and unrealized gain
  (loss) on investments                           (1.37)         (0.66)         1.30           (1.32)        (0.65)        1.24
                                            ----------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS             (1.37)         (0.65)         1.31           (1.34)        (0.67)        1.24

Less distributions from
  Investment income -- net                            -          (0.01)            -               -             -            -
  Capital gains                                       -          (0.52)        (0.27)              -         (0.52)       (0.27)
                                            ----------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                           0.00          (0.53)        (0.27)           0.00         (0.52)       (0.27)
                                            ----------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $ 4.18         $ 5.55        $ 6.73          $ 4.13        $ 5.47       $ 6.66
                                            ========================================================================================
     TOTAL RETURN (1)                            (24.68)%**      (8.76)%       23.45%         (24.50)%**     (9.17)%      22.04%
                                            ========================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's omitted)        $5,971         $6,856        $3,776          $2,826        $3,382       $1,547
Ratio of expenses to average net assets            1.50%*         1.30%         1.51%           2.00%*        1.89%        2.01%
Ratio of net investment loss to
  average net assets                              (0.13)%*       (0.02)%       (0.19)%         (0.78)%*      (0.66)%      (0.69)%
Portfolio turnover rate                           18.28%         19.68%        16.13%          18.28%        19.68%       16.13%

 * Ratios annualized
** Returns are not annualized
(1) Does not include the effect of sales charge
See notes to financial statements.

[GRAPHIC]

                            SM&R EQUITY INCOME FUND

                               MANAGER COMMENTARY

A MESSAGE TO OUR SHARE HOLDERS.

The SM&R Equity Income Fund's objective is to provide dividend income, along with an opportunity for increased share price over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. In 2001, the Equity Income Fund, Class T, has thus far produced a return of -9.07%, through 8/31/01, before sales charges (but after other expenses). Over that same time frame, the major equity market indices have posted much poorer relative performance as evidenced by the returns on the Nasdaq -28.32%, the S&P 500 -14.47%, and the Dow Jones Industrial Average -7.32%. The Fund has continued to surpass the goal of maintaining a dividend yield at least 50% greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the Fund is 2.8% (before expenses) versus 1.6% for the S&P 500.

The Fund's performance has benefited in 2001 from defensive equity allocations in the consumer staples, energy, healthcare and financial sectors. Due to the strong dividend yields found in the financial sector overall, the sector continues to represent approximately one quarter of the Fund's holdings. For the Equity Income Fund, we utilize the same conservative and defensive stock selection disciplines used in the SM&R Balanced and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. The Fund benefited most from our overweight position in consumer staples industries, where defensive posturing among investors helped to support the sector's stock prices as the market selloff ensued.

The year 2001 has continued last year's downward trend in equity prices, particularly in technology shares, while undergoing a style rotation from growth to value as investors continue to seek out defensive income oriented sectors such as consumer staples, capital goods, utilities, healthcare, and financials. Tobacco stocks, defense contractors, and real estate investment trusts are a few of the industries which continue to experience strong relative performance following prolonged periods of weakness due to dividend yields and the beaten down nature of the shares. If there is a lesson to be learned in today's jittery markets, it would be simply that diversification is still the prudent investment strategy -- as evidenced by the Fund's market beating returns thus far in 2001. A long-term diversified approach is still the best way to reap the rewards of stock market investing over the longer-term while minimizing volatility.

Going forward into 2002, we are concerned that the U.S. economy may slip into a recession following the tragic events of September 11th. The Federal Reserve reduced interest rates by another 50 basis points in response to the attacks, as a measure of stability for the financial system.

[GRAPHIC]

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SM&R EQUITY INCOME FUND

A chief concern for us is that monetary policy typically has a lagged effect until the impact is felt. This bodes poorly for the near term though we remain optimistic going forward into 2002 for a recovery led by a rebound in consumer confidence and spending levels. Historically, equity investors can take comfort in the fact that when the U.S. government utilizes both monetary and fiscal policy to stimulate the economy it is almost always successful.

The combination of low interest rates and tax cuts (with a promise of more cuts on both fronts likely if needed) will eventually lead the economy back to a recovery. Wars have historically led to a sharp drop in equity prices followed by a rebound down the road as war-time spending boosts the economy. Importantly, the events of September 11th have actually eased the energy crisis our country was facing just a few weeks earlier, with oil prices falling dramatically. The key risks to our outlook include the nature and duration of any political and/or military attacks against terrorist targets -- possibly affecting both oil prices and consumer sentiment. It will likely take awhile to sort out the economic impact of the terror attacks on New York, but given time to work, monetary and fiscal policy should provide the framework for a recovery in 2002.

The SM&R Equity Income Fund is well positioned for the expected coming cycle -- currently heavy on healthcare, financials and consumer staples, while also providing exposure to areas of the economy that will benefit from the coming recovery -- technology and consumer cyclicals. We continue to maintain faith that select technology names have a place in nearly all portfolios but are cautious of continuing high valuations and unrealistic growth expectations across the sector. The Fund continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks while maintaining low turnover -- which leads to low taxes, with the potential for share price appreciation over time.

Sincerely,

/s/ Andrew R. Duncan

Andrew R. Duncan, CFA
CFA Portfolio Manager,
SM&R Equity Income Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME FUND AT OFFERING PRICE, LIPPER EQUITY INCOME INDEX AND THE S&P 500

SM&R EQUITY INCOME FUND

[CHART]

                                 9/1/1991 9/30/1992 9/30/1993 9/30/1994 9/30/1995 9/30/1996 9/30/1997 9/30/1998 9/30/1999 9/30/2000
Lipper Equity Income Fund Index   10,000   11,898    14,062    14,461    17,392     20,090   26,773    27,117    30,747    33,235
S&P 500                           10,000   11,697    13,213    13,699    17,769     21,380   30,024    32,753    41,856    47,404
SM&R Equity Income Fund            9,426   10,484    11,488    11,986    14,689     16,821   21,823    22,375    24,226    26,051
                                  8/31/2001
Lipper Equity Income Fund Index    32,545
S&P 500                            37,370
SM&R Equity Income Fund            24,015

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/01 for Class T Shares

10 YEAR                        9.16%
5 YEAR                         6.76%
1 YEAR                      (15.11)%

[SM&R MUTUAL FUNDS LOGO]

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/01. Inception date of these classes is 01/01/99

Share          One           Since
Class          Year          Inception
--------------------------------------
A             (14.70)%       (3.54)%
B             (15.27)%       (4.62)%

SM&R Equity Income Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year decling to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investment, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                            SM&R EQUITY INCOME FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                         Shares               Value
---------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.23%
---------------------------------------------------------------------------------
Boeing Company                                       18,600         $    952,320
Goodrich (B.F.) Company                              75,000            2,403,750
                                                                       3,356,070
---------------------------------------------------------------------------------
AUTO & TRUCK MANUFACTURERS -- 2.18%
---------------------------------------------------------------------------------
Ford Motor Company                                   88,074            1,750,030
General Motors Corporation                           28,000            1,533,000
                                                                       3,283,030
---------------------------------------------------------------------------------
BANKS -- 8.65%
---------------------------------------------------------------------------------
Bank of America Corporation                          60,000            3,690,000
PNC Financial Services Group                         33,400            2,224,106
U.S. Bancorp                                        153,571            3,722,561
Wells Fargo Company                                  73,500            3,381,735
                                                                      13,018,402
---------------------------------------------------------------------------------
BEVERAGES -- 2.26%
---------------------------------------------------------------------------------
Anheuser-Busch Companies, Incorporated               18,500              796,240
Coca-Cola Company                                    35,600            1,732,652
PepsiCo, Incorporated                                18,600              874,200
                                                                       3,403,092
---------------------------------------------------------------------------------
BIO/SPECIALTY PHARMACEUTICALS -- 0.61%
---------------------------------------------------------------------------------
Amgen Incorporated *                                 14,400              925,920

---------------------------------------------------------------------------------
CHEMICALS -- 0.47%
---------------------------------------------------------------------------------
E.I. Du Pont de Nemours and Company                  17,200              704,684

---------------------------------------------------------------------------------
COAL, GAS & PIPE -- 1.14%
---------------------------------------------------------------------------------
Enron Corporation                                    49,000            1,714,510
---------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 0.67%
---------------------------------------------------------------------------------
Comcast Corporation (Special Class A)*               20,000         $    732,600
Nortel Networks Corporation                          43,600              272,936
                                                                       1,005,536
---------------------------------------------------------------------------------
COMPUTER-INTERNET -- 0.57%
---------------------------------------------------------------------------------
Cisco Systems, Incorporated*                         52,800              862,224
---------------------------------------------------------------------------------
COMPUTER RELATED -- 1.32%
---------------------------------------------------------------------------------
EMC Corporation*                                     73,900            1,142,494
Sun Microsystems, Incorporated*                      73,200              838,140
                                                                       1,980,634
---------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES -- 1.46%
---------------------------------------------------------------------------------
McDATA Corporation (Class A)*                         2,175               31,059
Microsoft Corporation*                               38,000            2,167,900
                                                                       2,198,959
---------------------------------------------------------------------------------
COSMETICS/TOILETRIES -- 0.59%
---------------------------------------------------------------------------------
Gillette Company (The)                               29,200              894,980
---------------------------------------------------------------------------------
DRUG STORES -- 0.36%
---------------------------------------------------------------------------------
CVS Corporation                                      15,100              545,261
---------------------------------------------------------------------------------
DRUGS -- 6.73%
---------------------------------------------------------------------------------
Allergan, Incorporated                                9,500              686,375
Merck & Company, Incorporated                        33,300            2,167,830
Pfizer, Incorporated                                107,100            4,103,001
Pharmacia Corporation                                16,700              661,320
Schering-Plough Corporation                          26,100              995,193
Watson Pharmaceuticals, Incorporated*                27,000            1,514,700
                                                                      10,128,419


                                       44

COMMON STOCK                                         Shares               Value
--------------------------------------------------------------------------------
ELECTRIC POWER -- 1.67%
--------------------------------------------------------------------------------
Constellation Energy Group                           26,300         $    789,526
DTE Energy Company                                   40,000            1,731,600
                                                                       2,521,126
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.77%
--------------------------------------------------------------------------------
General Electric Company                            101,700            4,167,666
--------------------------------------------------------------------------------
EXPLORATION/DRILLING -- 1.47%
--------------------------------------------------------------------------------
Anadarko Petroleum Corporation                       27,300            1,412,775
Kerr-McGee Corporation                               13,600              794,376
                                                                       2,207,151
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 7.43%
--------------------------------------------------------------------------------
Citigroup, Incorporated                             130,400            5,965,800
J.P. Morgan Chase & Company                          35,150            1,384,910
Morgan Stanley Dean Witter & Company                 72,000            3,841,200
                                                                      11,191,910
--------------------------------------------------------------------------------
FOODS PRODUCERS -- 3.56%
--------------------------------------------------------------------------------
ConAgra, Incorporated                                80,000            1,836,000
H.J. Heinz Company                                   19,000              858,420
McCormick & Company, Incorporated                    38,900            1,758,280
Sensient Technologies Corporation                    41,500              912,585
                                                                       5,365,285
--------------------------------------------------------------------------------
FOODS RETAILERS -- 1.88%
--------------------------------------------------------------------------------
Kroger Company (The)*                                45,800            1,219,196
Safeway, Incorporated*                               24,000            1,082,640
SUPERVALU Incorporated                               25,600              537,088
                                                                       2,838,924
--------------------------------------------------------------------------------
FURNITURE/APPLIANCES/TOOLS -- 2.63%
--------------------------------------------------------------------------------
Whirlpool Corporation                                60,000         $  3,961,200
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/HOUSEWARES -2.85%
--------------------------------------------------------------------------------
Black & Decker Corporation                           40,000            1,573,200
Kimberly-Clark Corporation                           13,600              843,880
Procter & Gamble Company                             25,200            1,868,580
                                                                       4,285,660
--------------------------------------------------------------------------------
INSURANCE COMPANIES -- 1.00%
--------------------------------------------------------------------------------
CIGNA Corporation                                    13,600            1,224,000
Conseco, Incorporated                                31,100              285,498
                                                                       1,509,498
--------------------------------------------------------------------------------
LEISURE TIME/GAMING -- 0.91%
--------------------------------------------------------------------------------
Brunswick Corporation                                63,200            1,377,128
--------------------------------------------------------------------------------
MACHINERY/EQUIPMENT -- 0.66%
--------------------------------------------------------------------------------
Deere & Company                                      23,000              992,910
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 0.55%
--------------------------------------------------------------------------------
Minnesota Mining and Manufacturing
  Company                                             7,900              822,390


                                       45

COMMON STOCK                                         Shares                Value
--------------------------------------------------------------------------------
MEDIA-TV/RADIO/CABLE -- 0.26%
--------------------------------------------------------------------------------
Cox Communications, Incorporated
  (Class A)*                                          9,700         $    385,672
--------------------------------------------------------------------------------
MEDICAL PRODUCTS/SUPPLIES -- 1.45%
--------------------------------------------------------------------------------
Beckman Coulter, Incorporated                        45,600            2,084,832
Zimmer Holdings, Incorporated*                        3,760              102,272
                                                                       2,187,104
--------------------------------------------------------------------------------
MEDICAL SERVICES -- 4.06%
--------------------------------------------------------------------------------
American Home Products Corporation                   18,800            1,052,800
Bristol-Myers Squibb Company                         37,600            2,110,864
Health Management Associates,
  Incorporated (Class A)*                            22,700              452,865
Johnson & Johnson                                    39,200            2,066,232
Tenet Healthcare Corporation*                         7,700              426,734
                                                                       6,109,495
--------------------------------------------------------------------------------
METALS & MINING -- 0.51%
--------------------------------------------------------------------------------
Alcoa Incorporated                                   20,200              770,024
--------------------------------------------------------------------------------
OIL INTERNATIONAL -- 9.70%
--------------------------------------------------------------------------------
BP Amoco PLC ADR                                     47,110            2,396,957
Chevron Corporation                                  30,000            2,722,500
Exxon Mobil Corporation                              80,000            3,212,000
Royal Dutch Petroleum Company ADR                    51,700            2,927,771
Texaco, Incorporated                                 48,000            3,343,200
                                                                      14,602,428
--------------------------------------------------------------------------------
OIL SERVICES -- 1.48%
--------------------------------------------------------------------------------
Schlumberger Limited                                 20,000              980,000
Tidewater, Incorporated                              40,000            1,244,400
                                                                       2,224,400
--------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 1.56%
--------------------------------------------------------------------------------
Glatfelter (P.H.) Company                            94,000         $  1,498,360
Louisiana-Pacific Corporation                        39,275              417,100
Weyerhaeuser Company                                  7,600              431,300
                                                                       2,346,760
--------------------------------------------------------------------------------
REAL ESTATE/REITS -- 4.92%
--------------------------------------------------------------------------------
CenterPoint Properties Corporation                   44,500            2,169,375
Crescent Real Estate Equities Company                65,000            1,530,750
Hospitality Properties Trust                         50,000            1,426,000
Liberty Property Trust                               75,000            2,287,500
                                                                       7,413,625
--------------------------------------------------------------------------------
RETAIL-GENERAL -- 1.04%
--------------------------------------------------------------------------------
Wal-Mart Stores, Incorporated                        32,700            1,571,235
--------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.64%
--------------------------------------------------------------------------------
Lowe's Companies, Incorporated                       26,000              967,200
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.14%
--------------------------------------------------------------------------------
Intel Corporation                                    61,200            1,711,152
--------------------------------------------------------------------------------
SPECIALTY PRINTING/SERVICES -- 1.25%
--------------------------------------------------------------------------------
Banta Corporation                                    63,000            1,889,370
--------------------------------------------------------------------------------
TELECOM-CELLULAR -- 0.14%
--------------------------------------------------------------------------------
AT&T Wireless Services Incorporated*                 13,322              206,491
--------------------------------------------------------------------------------
TELEPHONE -- 4.97%
--------------------------------------------------------------------------------
A T & T Corporation                                  41,400              788,256
Alltel Corporation                                   38,250            2,218,500
Qwest Communications International
  Incorporated                                       66,466            1,429,019
Verizon Communications                               61,000            3,050,000
                                                                       7,485,775


                                       46

COMMON STOCK                                         Shares                Value
--------------------------------------------------------------------------------
TOBACCO -- 5.74%
--------------------------------------------------------------------------------
Philip Morris Companies Incorporated                 87,600         $  4,152,240
R.J. Reynolds Tobacco Holdings,
   Incorporated                                      77,749            4,490,005
                                                                       8,642,245
--------------------------------------------------------------------------------
TRUCKING & SHIPPING -- 0.82%
--------------------------------------------------------------------------------
USFreightways Corporation                            34,000            1,237,600

        TOTAL COMMON STOCK -- 96.30%
        ------------------------------------------------------------------------
        (Cost $123,123,910)                                          145,013,145

CASH EQUIVALENTS
--------------------------------------------------------------------------------
SM&R Money Market Fund,
3.08% (a)                                            29,634               29,634

        TOTAL CASH EQUIVALENTS -- 0.02%
        ------------------------------------------------------------------------
        (Cost $ 29,634)                                                   29,634

COMMERCIAL PAPER                                 Face Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPUTER RELATED -- 0.73%
--------------------------------------------------------------------------------
Compaq Computer Corporation,
   3.65%, 09/05/01                               $1,093,000            1,092,556
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.41%
--------------------------------------------------------------------------------
Motorola Credit Corporation,
   4.06%, 09/11/01                                2,130,000            2,127,597
--------------------------------------------------------------------------------
LODGING/HOTELS -- 0.71%
--------------------------------------------------------------------------------
Marriott International Incorporated,
   3.62%, 09/07/01                               $1,067,000         $  1,066,356
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 0.56%
--------------------------------------------------------------------------------
Corning Incorporated,
  3.80%, 09/04/01                                   850,000              849,731
--------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.12%
--------------------------------------------------------------------------------
Toys "R" Us Incorporated,
3.65%, 09/10/01                                     173,000              172,842

        TOTAL COMMERCIAL PAPER -- 3.53%
        ------------------------------------------------------------------------
        (Cost $5,309,082)                                              5,309,082

        TOTAL INVESTMENTS -- 99.85%
        ------------------------------------------------------------------------
        (Cost $128,462,626)                                          150,351,861

        CASH AND OTHER ASSETS,
        LESS LIABILITIES -- 0.15%
        ------------------------------------------------------------------------
                                                                         232,175

        NET ASSETS -- 100.00%                                       $150,584,036
        ------------------------------------------------------------============

ABBREVIATIONS
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Equity Income Fund are affiliated by having the same investment adviser.

See notes to financial statements.

(GRAPHIC)

                            SM&R EQUITY INCOME FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
--------------------------------------------------------------------------------
Investments in securities, at value                                 $150,351,861
Prepaid expenses                                                          18,443
Receivable for:
  Capital stock sold                                                      37,638
  Dividends                                                              317,806
Other assets                                                              62,725
  TOTAL ASSETS                                                       150,788,473

LIABILITIES
--------------------------------------------------------------------------------
Capital stock reacquired                                                  48,641
Accrued:
  Investment advisory fee                                                 92,872
  Service fee                                                             30,568
  Distribution fee                                                         9,973
Other liabilities                                                         22,383
  TOTAL LIABILITIES                                                      204,437
  NET ASSETS (APPLICABLE TO SHARES OUTSTANDING)                     $150,584,036

NET ASSETS:
--------------------------------------------------------------------------------
Class A                                                             $  6,330,467
Class B                                                             $  5,687,570
Class T                                                             $138,565,999
  TOTAL NET ASSETS:                                                 $150,584,036

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
--------------------------------------------------------------------------------
Class A:
  Authorized                                                          50,000,000
  Outstanding                                                            278,691
Class B:
  Authorized                                                          25,000,000
  Outstanding                                                            255,996
Class T:
  Authorized                                                          75,000,000
  Outstanding                                                          5,957,414
Class A:
  Net asset value and redemption price per share                    $      22.72
Offering price per share:
  (Net Assets value of $22.72/95.00%)                               $      23.92
Class B:
  Net asset value and offering price per share                      $      22.22
Class T:
  Net asset value and
  redemption price per share                                        $      23.26
Offering price per share:
  (Net Assets value of $23.26/94.25%)                               $      24.68

See notes to financial statements.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF OPERATIONS

INVESTMENT INCOME
--------------------------------------------------------------------------------
                                             EIGHT MONTHS ENDED       YEAR ENDED
                                                  8/31/2001           12/31/2000
                                             -----------------------------------
Dividends                                      $  2,433,729          $ 4,045,522
Interest                                            238,695              878,518
  TOTAL INVESTMENT INCOME                         2,672,424            4,924,040

EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                            751,462            1,236,801
Service fees                                        247,098              405,984
Professional fees                                     9,933               18,401
Custody and transactions fees                        43,401               71,201
Directors' fees                                       6,703               23,403
Qualification fees                                   21,623               38,823
Shareholder reporting expenses                       44,716               48,380
Insurance expenses                                   29,150               39,858
Distribution fees                                    36,318               51,564
Other expenses                                           35                    -
  NET EXPENSES                                    1,190,439            1,934,415
  INVESTMENT INCOME -- NET                        1,481,985            2,989,625

REALIZED & UNREALIZED GAIN (LOSS)
ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain on investments                  8,861,434            3,180,858
Change in unrealized appreciation
  (depreciation) of investments
  for the period                                (25,693,395)           8,015,248

NET GAIN (LOSS) ON INVESTMENTS                  (16,831,961)          11,196,106

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS                                $(15,349,976)         $14,185,731


STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
                                   EIGHT MONTHS
                                       ENDED         YEAR ENDED       YEAR ENDED
                                     8/31/2001       12/31/2000       12/31/1999
                                   ---------------------------------------------
Investment income -- net           $  1,481,985   $  2,989,625     $   4,162,424
Net realized gain on investments      8,861,434      3,180,858        14,349,426
Change in unrealized
  appreciation (depreciation)       (25,693,395)     8,015,248       (21,207,921)
Net increase (decrease)
  in net assets resulting
  from operations                   (15,349,976)    14,185,731        (2,696,071)

DISTRIBUTIONS TO SHAREHOLDERS FROM
--------------------------------------------------------------------------------
Investment income -- net
  Class A                               (36,280)       (84,347)          (78,842)
  Class B                               (18,062)       (57,016)          (70,041)
  Class C                                                                 (3,669)
  Class T                            (1,020,686)    (2,957,638)       (3,930,511)
Capital gains
  Class A                                    --       (280,726)         (275,259)
  Class B                                    --       (262,678)         (286,638)
  Class C                                                                (17,868)
  Class T                                    --     (7,781,154)      (12,377,832)
  TOTAL DISTRIBUTIONS TO
    SHAREHOLDERS                     (1,075,028)   (11,423,559)      (17,040,660)

CAPITAL SHARE TRANSACTIONS -- NET
--------------------------------------------------------------------------------
Class A                               1,294,891        464,685         5,364,444
Class B                                 929,329        919,027         4,939,043
Class C                                                                  313,991
Class T                              (6,528,703)   (30,241,097)      (12,451,982)
  TOTAL NET CAPITAL
    SHARE TRANSACTIONS               (4,304,483)   (28,857,385)       (1,834,504)
TOTAL DECREASE                      (20,729,487)   (26,095,213)      (21,571,235)

NET ASSETS
--------------------------------------------------------------------------------
  Beginning of period               171,313,523    197,408,736       218,979,971
  End of period                    $150,584,036   $171,313,523      $197,408,736

See notes to financial statements.

[GRAPHIC]

                             SM&R EQUITY INCOME FUND

                                   FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                              CLASS T SHARES
                                              ----------------------------------------------------------------------------------
                                              8 MONTHS ENDED
                                                AUGUST 31,                 YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------------------------
                                                   2001         2000          1999          1998           1997           1996
                                              ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $  25.76     $  25.30      $  28.02      $  26.99       $  25.05        $  22.59
Investment income -- net                           0.24         0.46          0.54          0.62           0.63            0.58
Net realized and unrealized gain (loss)
  on investments                                  (2.57)        1.54         (0.96)         2.50           4.96            3.10
                                              ----------------------------------------------------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS          (2.33)        2.00         (0.42)         3.12           5.59            3.68

Less distributions from
  Investment income -- net                        (0.17)       (0.46)        (0.54)       ( 0.62)         (0.64)          (0.58)
  Capital gains                                       -        (1.08)        (1.76)        (1.47)         (3.01)          (0.64)
                                              ----------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                         (0.17)       (1.54)        (2.30)        (2.09)         (3.65)          (1.22)
                                              ----------------------------------------------------------------------------------
Net Asset Value, End of Period                 $  23.26     $  25.76      $  25.30      $  28.02       $  26.99        $  25.05
                                              ==================================================================================
      TOTAL RETURN (1)                            (9.07)%**     8.99%        (1.39)%       12.11%         22.72%          16.46%
                                              ==================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's omitted)      $138,566     $160,319      $187,988      $218,980       $198,687        $165,786
Ratio of expenses to average net assets            1.06%*       1.05%         1.05%         1.01%          1.05%           1.10%
Ratio of net investment income to
  average net assets                               1.43%*       1.73%         1.94%         2.22%          2.28%           2.42%
Portfolio turnover rate                           18.15%       22.05%         9.81%        19.29%         39.14%          27.07%


                                       50

                                                     CLASS A SHARES                        CLASS B SHARES
                                             --------------------------------------------------------------------------------------
                                             8 MONTHS ENDED   YEAR ENDED   PERIOD FROM   8 MONTHS ENDED   YEAR ENDED   PERIOD FROM
                                                AUGUST 31,   DECEMBER 31,   JANUARY 1,     AUGUST 31,    DECEMBER 31,   JANUARY 1,
                                                                             1999 TO                                    1999 TO
                                                                           DECEMBER 31,                                DECEMBER 31,
                                             --------------------------------------------------------------------------------------
                                                  2001         2000          1999          2001           2000            1999
                                             --------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $25.19       $24.79        $28.02        $24.69         $24.38          $28.02
Investment income -- net                          0.16         0.36          0.58          0.08           0.23            0.47
Net realized and unrealized gain (loss)
  on investments                                 (2.49)        1.50         (1.47)        (2.47)          1.45           (1.88)
                                             --------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS           (2.33)        1.86         (0.89)        (2.39)          1.68           (1.41)

Less distributions from
  Investment income -- net                       (0.14)       (0.38)        (0.58)        (0.08)         (0.29)          (0.47)
  Capital gains                                      -        (1.08)        (1.76)            -          (1.08)          (1.76)
                                             --------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                        (0.14)       (1.46)        (2.34)        (0.08)         (1.37)          (2.23)
                                             --------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $22.72       $25.19        $24.79        $22.22         $24.69          $24.38
                                             ======================================================================================
      TOTAL RETURN (1)                           (9.25)%**     8.61%        (3.01)%       (9.68)%**       7.95%          (4.86)%
                                             ======================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's omitted)       $ 6,330      $ 5,671       $ 4,802       $ 5,688        $ 5,324         $ 4,343
Ratio of expenses to average net assets            1.45%*       1.49%         1.51%         1.98%*         1.99%           2.01%
Ratio of net investment income to
   average net assets                              1.03%*       1.32%         1.53%         0.50%*         0.74%           1.03%
Portfolio turnover rate                           18.15%       22.05%         9.81%        18.15%         22.05%           9.81%a

 * Ratios annualized
** Returns are not annualized
(1) Does not include the effect of sales charge

See notes to financial statements.

[GRAPHIC]

                               SM&R BALANCED FUND

                               MANAGER COMMENTARY

A MESSAGE TO OUR SHARE HOLDERS.

The SM&R Balanced Fund is the lowest risk Fund in the SM&R Equity Funds group. The Fund strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of high-yielding stocks of well-known companies, as well as bonds and money market instruments. Throughout 2001, the Fund's conservative blend of about 50% stocks, 39% bonds and 11% money market instruments has served the Fund well. The equity portion of the Fund has produced a total return (capital appreciation and dividend income) of approximately -16.3% while the bond portion of the Fund has returned approximately +5.1% -- both through 8/31/01. Overall, the Balanced Fund, Class T, has produced a total return of (6.54)% through 8/31/01, before sales charges (but after other expenses).

Within the Fund, we continued our fixed income strategy of structuring maturities at the mid-term to long end of the yield curve. Within the equity portion of the Fund, we utilize the same conservative and defensive stock selection disciplines used in the SM&R Equity Income and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 2001, we have noted particular strength from our equity holdings in the healthcare, consumer staples and financial sectors. We continue to maintain a position of primarily market neutral in regards to sector allocations relative to the S&P 500 Index weightings. While this may give the appearance of running contrary to our motto of being SM&R's most conservative fund, the stability of the fixed income portion allows us to increase the risk on the equity portion while keeping the overall portfolio structured conservatively.

Although the Fund is producing an overall negative portfolio return thus far in 2001, the Fund is in fact beating major market indices -- with the Nasdaq returning -28.32%, the S&P 500 returning -14.47% and the Dow Jones Industrial Average returning -7.32% through the same time period of 8/31/01. Thus, our conservative oriented investors have been rewarded with market beating returns thus far in 2001. We believe we have achieved our goal of providing consistently positive performance in strong up markets while positioning the Fund for a cushion as equity markets decline. The conservative and low risk balanced approach has enabled SM&R to provide upside potential while protecting the downside via this uniquely positioned fund.

Going forward into 2002, we are concerned that the U.S. economy may slip into a recession following the tragic events of September 11th. The Federal Reserve reduced interest rates by another 50 basis points in response to the attacks, as a measure of stability for the financial system. A chief concern for us is that monetary policy typically has a lagged effect until the impact is felt. This bodes poorly for the near term though we

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

remain optimistic going forward into 2002 for a recovery led by a rebound in consumer confidence and spending levels. Historically, equity investors can take comfort in the fact that when the U.S. government utilizes both monetary and fiscal policy to stimulate the economy it is almost always successful. The combination of low interest rates and tax cuts (with a promise of more cuts on both fronts likely if needed) will eventually lead the economy back to a recovery. Wars have historically led to a sharp drop in equity prices followed by a rebound down the road as war-time spending boosts the economy. Importantly, the events of September 11th have actually eased the energy crisis our country was facing just a few weeks earlier, with oil prices falling dramatically. The key risks to our outlook include the nature and duration of any political and/or military attacks against terrorist targets--possibly affecting both oil prices and consumer sentiment. It will likely take awhile to sort out the economic impact of the terror attacks on New York, but given time to work, monetary and fiscal policy should provide the framework for a recovery in 2002.

The SM&R Balanced Fund is well positioned for the expected coming cycle -- currently heavy on healthcare, financials and consumer staples, while also providing exposure to areas of the economy that will benefit from the coming recovery -- technology and consumer cyclicals. We continue to maintain faith that select technology names have a place in nearly all portfolios but are cautious of continuing historically high valuations and unrealistic growth expectations across the sector. This positioning should provide upside for the equity portion of the Fund, while the fixed income portion protects the overall portfolio value from the potentially sustained market correction.

Sincerely

/s/ Andrew R. Duncan

Andrew R. Duncan, CFA
Portfolio Manager,
SM&R Balanced Fund

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND AT OFFERING PRICE, LIPPER BALANCED FUND INDEX AND THE S&P 500

SM&R BALANCED FUND

[CHART]

                           9/1/1991 9/30/1992 9/30/1993 9/30/1994 9/30/1995 9/30/1996 9/30/1997 9/30/1998 9/30/1999 9/30/2000
Lipper Balanced Fund Index  10,000    11,771    13,528    13,542    16,014    17,912   22,405    23,484    26,647    29,609
S&P 500                     10,000    11,697    13,213    13,699    17,769    21,380   30,024    32,753    41,856    47,404
SM&R Balanced Fund           9,424    10,145    10,860    11,326    13,284    14,741   18,010    18,747    20,956    24,896
                            8/31/2001
Lipper Balanced Fund Index   27,892
S&P 500                      37,370
SM&R Balanced Fund           22,383

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/01 for Class T Shares

10 YEAR                  8.39%
5 YEAR                   8.13%
1 YEAR                 (16.96)%

[SM&R MUTUAL FUNDS LOGO]

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 01/10/99

Share            One              Since
Class            Year             Inception
--------------------------------------------
A                (16.69)%         0.27%
B                (17.15)%         0.39%

SM&R Balanced Fund Performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and Class B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The maximum initial sales charge for Class A shares reflect the current maximum initial sales charges of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year decling to 1% in the fifth year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, more or less than their original cost.

[GRAPHIC]

                               SM&R BALANCED FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

COMMON STOCK                                         Shares                Value
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.88%
--------------------------------------------------------------------------------
Boeing Company                                        2,700        $     138,240
Goodrich (B.F.) Company                               3,736              119,739
                                                                         257,979
--------------------------------------------------------------------------------
AUTO & TRUCK MANUFACTURERS -- 1.14%
--------------------------------------------------------------------------------
Ford Motor Company                                    6,968              138,454
General Motors Corporation                            3,600              197,100
                                                                         335,554
--------------------------------------------------------------------------------
BANKS -- 3.49%
--------------------------------------------------------------------------------
Bank of America Corporation                           5,900              362,850
PNC Financial Services Group                          3,800              253,042
U.S. Bancorp                                          7,910              191,738
Wells Fargo Company                                   4,800              220,848
                                                                       1,028,478
--------------------------------------------------------------------------------
BEVERAGES -- 1.21%
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Incorporated                2,000               86,080
Coca-Cola Company                                     3,700              180,079
PepsiCo, Incorporated                                 1,900               89,300
                                                                         355,459
--------------------------------------------------------------------------------
BIO/SPECIALTY PHARMACEUTICALS -- 0.35%
--------------------------------------------------------------------------------
Amgen Incorporated*                                   1,600              102,880
--------------------------------------------------------------------------------
CHEMICALS -- 0.51%
--------------------------------------------------------------------------------
E.I. Du Pont de Nemours and Company                   1,800        $      73,746
Eastman Chemical Company                              2,000               77,580
                                                                         151,326
--------------------------------------------------------------------------------
COAL, GAS & PIPE -- 0.80%
--------------------------------------------------------------------------------
Enron Corporation                                     6,700              234,433
--------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 0.40%
--------------------------------------------------------------------------------
Comcast Corporation (Special Class A)*                2,000               73,260
Nortel Networks Corporation                           7,200               45,072
                                                                         118,332
--------------------------------------------------------------------------------
COMPUTER-INTERNET -- 0.80%
--------------------------------------------------------------------------------
Cisco Systems, Incorporated*                         14,400              235,152
--------------------------------------------------------------------------------
COMPUTER RELATED -- 1.41%
--------------------------------------------------------------------------------
EMC Corporation*                                     11,400              176,244
Sun Microsystems, Incorporated*                      20,900              239,305
                                                                         415,549
--------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES -- 2.14%
--------------------------------------------------------------------------------
McDATA Corporation (Class A)*                           449                6,412
Microsoft Corporation*                                8,100              462,105
VERITAS Software Corporation*                         5,650              162,268
                                                                         630,785


                                       54

COMMON STOCK                                         Shares                Value
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.31%
--------------------------------------------------------------------------------
Gillette Company (The)                                3,000        $      91,950
--------------------------------------------------------------------------------
DRUG STORES -- 0.20%
--------------------------------------------------------------------------------
CVS Corporation                                       1,600               57,776
--------------------------------------------------------------------------------
DRUGS -- 3.68%
--------------------------------------------------------------------------------
Allergan, Incorporated                                1,000               72,250
Merck & Company, Incorporated                         3,700              240,870
Pfizer, Incorporated                                 11,175              428,114
Pharmacia Corporation                                 2,100               83,160
Schering-Plough Corporation                           2,700              102,951
Watson Pharmaceuticals, Incorporated*                 2,800              157,080
                                                                       1,084,425
--------------------------------------------------------------------------------
ELECTRIC POWER -- 1.08%
--------------------------------------------------------------------------------
Allegheny Energy, Incorporated                        2,500              110,200
DTE Energy Company                                    4,800              207,792
                                                                         317,992
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.19%
--------------------------------------------------------------------------------
General Electric Company                             15,700              643,386
--------------------------------------------------------------------------------
EXPLORATION/DRILLING -- 0.65%
--------------------------------------------------------------------------------
Kerr-McGee Corporation                                1,500               87,615
Unocal Corporation                                    2,900              102,370
                                                                         189,985
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.87%
--------------------------------------------------------------------------------
Citigroup, Incorporated                               9,000        $     411,750
Countrywide Credit Industries, Incorporated           7,200              298,800
J.P. Morgan Chase & Company                           5,700              224,580
Morgan Stanley Dean Witter & Company                  3,800              202,730
                                                                       1,137,860
--------------------------------------------------------------------------------
FOOD PRODUCERS -- 2.37%
--------------------------------------------------------------------------------
ConAgra, Incorporated                                 8,500              195,075
H.J. Heinz Company                                    2,000               90,360
Kraft Foods Incorporated (Class A)                    2,000               64,500
McCormick & Company, Incorporated                     5,400              244,080
Sensient Technologies Corporation                     4,700              103,353
                                                                         697,368
--------------------------------------------------------------------------------
FOOD RETAILERS -- 0.85%
--------------------------------------------------------------------------------
Kroger Company (The)*                                 3,400               90,508
Safeway, Incorporated*                                2,300              103,753
SUPERVALU Incorporated                                2,700               56,646
                                                                         250,907
--------------------------------------------------------------------------------
HOMEBUILDING/SUPPLIES -- 0.40%
--------------------------------------------------------------------------------
Centex Corporation                                    2,700              118,260
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/HOUSEWARES -- 1.93%
--------------------------------------------------------------------------------
Black & Decker Corporation                            4,300              169,119
Kimberly-Clark Corporation                            1,400               86,870
Procter & Gamble Company                              4,200              311,430
                                                                         567,419

                                       55

COMMON STOCK                                         Shares                Value
--------------------------------------------------------------------------------
INSURANCE COMPANIES -- 1.41%
--------------------------------------------------------------------------------
American International Group, Incorporated            2,432        $     190,167
CIGNA Corporation                                     2,000              180,000
Conseco, Incorporated                                 5,000               45,900
                                                                         416,067
--------------------------------------------------------------------------------
LEISURE TIME/GAMING -- 0.44%
--------------------------------------------------------------------------------
Brunswick Corporation                                 5,900              128,561
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 1.59%
--------------------------------------------------------------------------------
Minnesota Mining and Manufacturing
   Company                                            1,100              114,510
Tyco International LTD                                6,800              353,260
                                                                         467,770
--------------------------------------------------------------------------------
MEDIA-TV/RADIO/CABLE -- 0.14%
--------------------------------------------------------------------------------
Cox Communications, Incorporated
(Class A)*                                            1,000               39,760
--------------------------------------------------------------------------------
MEDICAL PRODUCTS/SUPPLIES -- 0.65%
--------------------------------------------------------------------------------
Beckman Coulter, Incorporated                         4,000              182,880
Zimmer Holdings, Incorporated*                          360                9,792
                                                                         192,672
--------------------------------------------------------------------------------
MEDICAL SERVICES -- 2.45%
--------------------------------------------------------------------------------
American Home Products Corporation                    2,000              112,000
Bristol-Myers Squibb Company                          3,600              202,104
Health Management Associates,
   Incorporated (Class A)*                            2,300               45,885
Johnson & Johnson                                     6,000              316,260
Tenet Healthcare Corporation*                           800               44,336
                                                                         720,585
--------------------------------------------------------------------------------
METALS & MINING -- 0.26%
--------------------------------------------------------------------------------
Alcoa Incorporated                                    2,000        $      76,240
--------------------------------------------------------------------------------
OIL INTERNATIONAL -- 3.41%
--------------------------------------------------------------------------------
BP Amoco PLC ADR                                      6,392              325,225
Chevron Corporation                                   3,600              326,700
Royal Dutch Petroleum Company ADR                     6,200              351,106
                                                                       1,003,031
--------------------------------------------------------------------------------
OIL SERVICES -- 0.77%
--------------------------------------------------------------------------------
Global Marine, Incorporated*                          3,400               48,960
Schlumberger Limited                                  2,500              122,500
Tidewater, Incorporated                               1,800               55,998
                                                                         227,458
--------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 0.28%
--------------------------------------------------------------------------------
Louisiana-Pacific Corporation                         4,000               42,480
Weyerhaeuser Company                                    700               39,725
                                                                          82,205
--------------------------------------------------------------------------------
RETAIL-GENERAL -- 1.55%
--------------------------------------------------------------------------------
Federated Department Stores, Incorporated*            3,600              130,716
Wal-Mart Stores, Incorporated                         6,800              326,740
                                                                         457,456
--------------------------------------------------------------------------------
RETAIL-SPECIALTY -- 0.75%
--------------------------------------------------------------------------------
Lowe's Companies, Incorporated                        3,600              133,920
Toys 'R' Us, Incorporated*                            3,600               86,148
                                                                         220,068


                                       56

COMMON STOCK                                         Shares                Value
--------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.28%
--------------------------------------------------------------------------------
Intel Corporation                                    13,500        $     377,460
--------------------------------------------------------------------------------
SPECIALTY PRINTING/SERVICES -- 0.67%
--------------------------------------------------------------------------------
Banta Corporation                                     6,600              197,934
--------------------------------------------------------------------------------
TELECOM-CELLULAR -- 0.26%
--------------------------------------------------------------------------------
AT&T Wireless Services Incorporated*                  4,844               75,082
--------------------------------------------------------------------------------
TELECOM-LONG DISTANCE -- 0.03%
--------------------------------------------------------------------------------
WorldCom, Incorporated - MCI Group*                      24                  309
WorldCom, Incorporated - WorldComGroup*                 600                7,716
                                                                           8,025
--------------------------------------------------------------------------------
TELEPHONE -- 3.43%
--------------------------------------------------------------------------------
A T & T Corporation                                  15,054              286,628
Alltel Corporation                                    5,300              307,400
Qwest Communications International
   Incorporated*                                      5,838              125,517
Verizon Communications                                5,780              289,000
                                                                       1,008,545
--------------------------------------------------------------------------------
TRUCKING & SHIPPING -- 0.41%
--------------------------------------------------------------------------------
USFreightways Corporation                             3,300              120,120

        TOTAL COMMON STOCK -- 50.44%
        ------------------------------------------------------------------------
        (Cost $12,490,123)                                            14,842,294

BONDS AND NOTES                                 Face Amount                Value
--------------------------------------------------------------------------------
AUTO & TRUCK MANUFACTURERS -- 1.76%
--------------------------------------------------------------------------------
DaimlerChrysler North America,
   7.20%, 09/01/09                            $     500,000        $     517,675
--------------------------------------------------------------------------------
AUTO PARTS MANUFACTURERS -- 3.46%
--------------------------------------------------------------------------------
Cooper Tire & Rubber Company,
   7.75%, 12/15/09                                1,000,000            1,019,232
--------------------------------------------------------------------------------
BANKS -- 3.43%
--------------------------------------------------------------------------------
Morgan (J.P.)&Company, Incorporated,
   6.00%, 01/15/09                                  500,000              498,553
Royal Bank of Scotland, yankee bond,
   6.40%, 04/01/09                                  500,000              509,965
                                                                       1,008,518
--------------------------------------------------------------------------------
ELECTRONICS -- 2.23%
--------------------------------------------------------------------------------
Koninklijke Philips Electronics, yankee bond,
   8.375%, 09/15/06                                 600,000              656,216
--------------------------------------------------------------------------------
INSURANCE COMPANIES -- 1.84%
--------------------------------------------------------------------------------
The Mony Group Incorporated,
   8.35%, 03/15/10                                  500,000              540,668
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 2.78%
--------------------------------------------------------------------------------
Tyco International Group, yankee bond
   5.875%, 11/01/04                                 800,000              819,574


                                       57

BONDS AND NOTES                               Face Amount              Value
--------------------------------------------------------------------------------
REAL ESTATE/REITS -- 1.76%
--------------------------------------------------------------------------------
Weingarten Realty Investors,
  7.35%, 07/20/09                             $  500,000           $     517,767
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 2.86%
--------------------------------------------------------------------------------
Hertz Corporation,
  7.40%, 03/01/11                                455,000                 477,447
Union Tank Car Company,
  6.63%, 10/03/04                                345,000                 363,440
                                                                         840,887
--------------------------------------------------------------------------------
U S GOVERNMENT AGENCY SECURITIES -- 6.48%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
  Corporation, 7.00%, 09/15/07                 1,000,000               1,034,080
Federal Home Loan Mortgage
  Corporation, Pool #298759,
  8.00%, 08/01/17                                 38,779                  40,588
Federal Home Loan Mortgage
  Corporation, Pool #284839,
  8.50%, 01/01/17                                 21,217                  22,469
Federal National Mortgage
  Association, 7.55%, 04/22/02                   685,000                 702,620
Federal National Mortgage
  Association, Pool #041669,
  8.00%, 02/01/17                                 16,023                  16,957
Federal National Mortgage
  Association, Pool #048974,
  8.00%, 06/01/17                                 85,559                  90,589
                                                                       1,907,303
--------------------------------------------------------------------------------
U S GOVERNMENT SECURITIES -- 12.09%
--------------------------------------------------------------------------------
U S Treasury Bond,
  6.000%, 02/15/26                            $2,350,000           $   2,510,829
U S Treasury Note,
  5.875%, 02/15/04                             1,000,000               1,047,656
                                                                       3,558,485
        TOTAL BONDS AND NOTES -- 38.69%
        ------------------------------------------------------------------------
        (Cost $10,488,464)                                            11,386,325

CASH EQUIVALENTS                                  Shares
--------------------------------------------------------------------------------
SM&R Money Market Fund,
3.08% (a)                                         31,026                  31,026

        TOTAL CASH EQUIVALENTS -- 0.10%
        ------------------------------------------------------------------------
        (Cost $ 31,026)                                                   31,026


                                       58

COMMERCIAL PAPER                              Face Amount                Value
--------------------------------------------------------------------------------
COMPUTER RELATED -- 4.70%
--------------------------------------------------------------------------------
Compaq Computer Corporation,
  3.65%, 09/05/01                             $1,385,000           $   1,384,438
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.97%
--------------------------------------------------------------------------------
Motorola Credit Corporation,
  4.06%, 09/11/01                                875,000                 874,013
--------------------------------------------------------------------------------
LODGING/HOTELS -- 1.36%
--------------------------------------------------------------------------------
Marriott International Incorporated,
  3.62%, 09/07/01                                400,000                 399,758
--------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 1.02%
--------------------------------------------------------------------------------
Corning Incorporated,
  3.80%, 09/04/01                                300,000                 299,905

       TOTAL COMMERCIAL PAPER -- 10.05%
       -------------------------------------------------------------------------
       (Cost $2,958,114)                                               2,958,114

       TOTAL INVESTMENTS -- 99.28%
       -------------------------------------------------------------------------
       (Cost $25,967,727)                                             29,217,759

       CASH AND OTHER ASSETS,
       LESS LIABILITIES -- 0.15%
       -------------------------------------------------------------------------

                                                                         210,495
       NET ASSETS -- 100.00%                                       $  29,428,254
       ------------------------------------------------------------=============

ABBREVIATIONS

ADR - American Depository Receipt
REIT - Real Estate Investment Trust
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment adviser.

See notes to financial statements.

[GRAPHIC]

                               SM&R BALANCED FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
------------------------------------------------------------------
Investments in securities, at value                    $29,217,759
Cash                                                           857
Prepaid expenses                                            15,865
Receivable for:
  Capital stock sold                                        10,852
  Dividends                                                 28,003
  Interest                                                 189,794
Other assets                                                15,067
  TOTAL ASSETS                                          29,478,197

LIABILITIES
------------------------------------------------------------------
Capital stock reacquired                                     7,588
Accrued:
  Investment advisory fee                                   19,101
  Service fee                                                6,367
  Distribution fee                                           3,660
Other liabilities                                           13,227
  TOTAL LIABILITIES                                         49,943
  NET ASSETS (applicable to shares outstanding)        $29,428,254

NET ASSETS:
------------------------------------------------------------------
Class A                                                $ 2,712,990
Class B                                                $1,917, 500
Class T                                                $24,797,764
  TOTAL NET ASSETS:                                    $29,428,254

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
------------------------------------------------------------------
Class A:
  Authorized                                            50,000,000
  Outstanding                                              155,574
Class B:
  Authorized                                            25,000,000
  Outstanding                                              108,201
Class T:
  Authorized                                            25,000,000
  Outstanding                                            1,384,629
Class A:
  Net asset value and redemption price per share       $     17.44
  Offering price per share:
  (Net Assets value of $17.44/95.00%)                  $     18.36
Class B:
  Net asset value and offering price per share         $     17.72
Class T:
  Net asset value and redemption price per share       $     17.91
  Offering price per share:
  (Net Assets value of $17.91/94.25%)                  $     19.00

See notes to financial statements.

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SM&R BALANCED FUND

STATEMENT OF OPERATIONS

INVESTMENT INCOME
-------------------------------------------------------------------------------
                                      EIGHT MONTHS ENDED            YEAR ENDED
                                           8/31/2001                12/31/2000
                                      -----------------------------------------
Dividends                                    $   154,490           $   218,249
Interest                                         633,812             1,084,750
  TOTAL INVESTMENT INCOME                        788,302             1,302,999

EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                         153,842               251,627
Service fees                                      51,281                83,876
Professional fees                                  8,743                11,999
Custody and transactions fees                     22,425                30,368
Directors' fees                                    6,703                23,403
Qualification fees                                19,440                31,076
Shareholder reporting expenses                     7,449                17,268
Insurance expenses                                 7,670                 8,127
Distribution fees                                 14,183                18,104
Other expenses                                        35                    --
  TOTAL EXPENSES                                                       475,848
  LESS EXPENSES REIMBURSED                                             (38,424)
  NET EXPENSE                                    291,771               437,424
  INVESTMENT INCOME -- NET                       496,531               865,575

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------
Net realized gain on investments                 999,659             1,596,967
Change in unrealized depreciation
  of investments for the period               (3,599,704)           (1,321,450)
NET GAIN (LOSS) ON INVESTMENTS                (2,600,045)              275,517
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                              $(2,103,514)           $1,141,092

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------------
                                          EIGHT MONTHS
                                             ENDED        YEAR ENDED      YEAR ENDED
                                            8/31/2001     12/31/2000      12/31/1999
                                          --------------------------------------------
Investment income -- net                   $   496,531   $   865,575      $   636,619
Net realized gain on investments               999,659     1,596,967        1,497,455
Change in unrealized
appreciation (depreciation)                 (3,599,704)   (1,321,450)       1,358,236

Net increase (decrease) in net
  assets resulting from operations          (2,103,514)    1,141,092        3,492,310

DISTRIBUTIONS TO SHAREHOLDERS FROM
--------------------------------------------------------------------------------------
Investment income -- net
  Class A                                      (26,987)      (62,737)         (33,803)
  Class B                                      (15,746)      (43,020)         (17,701)
  Class C                                                                         (82)
  Class T                                     (315,347)     (762,225)        (597,705)
Capital gains
  Class A                                            -      (175,166)         (65,054)
  Class B                                            -      (143,682)         (39,133)
  Class C                                                                        (200)
  Class T                                            -    (2,013,823)      (1,121,320)
  TOTAL DISTRIBUTIONS
  TO SHAREHOLDERS                             (358,080)   (3,200,653)      (1,874,998)

CAPITAL SHARE TRANSACTIONS -- NET
--------------------------------------------------------------------------------------
Class A                                        408,270       907,396        1,735,203
Class B                                          1,930     1,124,377        1,087,152
Class C                                                                         8,444
Class T                                     (1,336,361)     (205,802)        (765,616)
  TOTAL NET CAPITAL
   SHARE TRANSACTIONS                         (926,161)    1,825,971       (2,065,183)
TOTAL INCREASE (DECREASE)                   (3,387,755)     (233,590)       3,682,495

NET ASSETS
--------------------------------------------------------------------------------------
Beginning of period                         32,816,009    33,049,599       29,367,104
End of period                              $29,428,254   $32,816,009      $33,049,599

See notes to financial statements

[GRAPHIC]

                               SM&R BALANCED FUND

                                   FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                             Class T Shares
                                          -------------------------------------------------------------------------------------
                                          8 Months Ended
                                             August 31,                    Year Ended December 31,
                                          -------------------------------------------------------------------------------------
                                               2001            2000           1999         1998           1997        1996
                                          -------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $   19.40       $   20.67     $   19.63     $   18.32     $   17.90     $   16.85
Investment income -- net                          0.31            0.56          0.42          0.48          0.57          0.49
Net realized and unrealized gain (loss)
  on investments                                 (1.58)           0.01          1.84          1.96          2.50          1.48
                                          -------------------------------------------------------------------------------------
     Total from Investment Operations            (1.27)           0.57          2.26          2.44          3.07          1.97
Less distributions from
  Investment income -- net                       (0.22)          (0.55)        (0.42)        (0.47)        (0.59)        (0.49)
  Capital gains                                     --           (1.29)        (0.80)        (0.66)        (2.06)        (0.43)
                                          -------------------------------------------------------------------------------------
     Total Distributions                         (0.22)          (1.84)        (1.22)        (1.13)        (2.65)        (0.92)
                                          -------------------------------------------------------------------------------------
Net Asset Value, End of Period               $   17.91       $   19.40     $   20.67     $   19.63     $   18.32     $   17.90
                                          =====================================================================================
     Total Return (1)                            (6.54%)**        3.64%        11.87%        13.83%        17.46%        11.86%
                                          =====================================================================================

RATIOS (in percentages)/Supplemental Data

Net Assets, end of period (000's omitted)    $  24,798       $  28,223     $  30,146     $  29,367     $  25,838     $  23,188
Ratio of expenses with reimbursement
  to average net assets                           1.25%*          1.25%         1.25%         1.25%         1.26%         1.21%
Ratio of expenses without reimbursement
  to average net assets                           1.25%*          1.34%         1.41%         1.37%         1.36%         1.34%
Ratio of net investment income to
  average net assets                              2.52%*          2.63%         2.15%         2.55%         3.02%         2.83%
Portfolio turnover rate                          14.77%          13.17%        18.01%        16.01%        27.52%        23.78%

                                  EQUITY FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                 CLASS A SHARES                         CLASS B SHARES
                                                   ---------------------------------------------------------------------------------
                                                    8 MONTHS    YEAR ENDED    PERIOD FROM    8 MONTHS      YEAR          PERIOD
                                                     ENDED      DECEMBER 31,  JANUARY 1,       ENDED       ENDED          FROM
                                                   AUGUST 31,                 1999 TO       AUGUST 31,  DECEMBER 31, JANUARY 1, 1999
                                                                             DECEMBER 31,                             DECEMBER 31
                                                   ---------------------------------------------------------------------------------
                                                      2001         2000          1999          2001        2000            1999
                                                   ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $18.93      $20.30         $19.63        $19.26      $20.64          $19.63
Investment income -- net                               0.23        0.37           0.47          0.20        0.35            0.40
Net realized and unrealized gain (loss)
  on investments                                      (1.53)      (0.06)          1.47         (1.59)      (0.08)           1.81
                                                   ---------------------------------------------------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS              (1.30)       0.31           1.94         (1.39)       0.27            2.21

Less distributions from
  Investment income -- net                            (0.19)      (0.39)         (0.47)        (0.15)      (0.36)          (0.40)
  Capital gains                                          --       (1.29)         (0.80)           --       (1.29)          (0.80)
                                                   ---------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                          (0.19)      (1.68)         (1.27)        (0.15)      (1.65)          (1.20)
                                                   ---------------------------------------------------------------------------------
Net Asset Value, End of Period                       $17.44      $18.93         $20.30        $17.72      $19.26          $20.64
                                                   =================================================================================
         TOTAL RETURN (1)                             (6.87%)**    3.35%         10.13%        (7.23%)**    2.79%          11.52%
                                                   =================================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's omitted)            $2,713      $2,512         $1,777        $1,917      $2,081          $1,119
Ratio of expenses with reimbursement
  to average net assets                                1.50%*      1.50%          1.51%         2.00%*      2.00%           2.01%
Ratio of expenses without reimbursement
  to average net assets                                1.50%*      1.92%          1.51%         2.00%*      2.23%           2.01%
Ratio of net investment income to average net assets   1.98%*      2.40%          1.87%         1.55%*      1.89%           1.36%
Portfolio turnover rate                               14.77%      13.17%         18.01%        14.77%      13.17%          18.01%

 *  Ratios annualized
**  Returns are not annualized
(1) Does not include the effect of sales charge

See notes to financial statements.

[GRAPHIC]

                                INVESTOR SUMMARY

                                       64
[GRAPHIC]

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

FIXED INCOME

A STRONG PARTNER FOR INVESTING.

Over the past year our two major markets in this country have de-coupled, with the fixed income markets quietly offering investors strong returns as the equity markets have remained challenging. This reversal of fortune has squarely rewarded the most conservative investors amongst us while stock market participants are hoping that market wounds are among those which time promises to heal.

SM&R fixed income professionals have always strived to maintain a modus operandi of prudence, including the following management tenets:

   We're convinced our fixed income investors are truly conservative in nature and as such expect investment management prudence.

               We invest in high quality fixed income instruments.

                   We make few sector and interest rate bets.

We focus primarily on intermediate term securities to minimize price volatility.

    We give primary importance to a reasonable and reliable dividend stream, with total return being a secondary goal.

While bonds may have been a forgotten asset class over the decade of the Nineties, we believe that fixed income investments have a place in virtually any investment portfolio, whether the ultimate objective is conservative or aggressive. As events of the last 18 months have taught us, equity markets are very volatile and vulnerable to extended periods of contraction. While longer-term bonds can also be vulnerable to volatility, most intermediate-term, investment grade issues, will not only hold up better during market challenges, they will also provide an income cushion unmatched by most stocks. Inclusion of these characteristics in virtually any portfolio can aid in comfortably navigating difficult markets. As recent events have proven, avoiding losses can be just as important as realizing gains.

If recent stock market events have left you questioning your investment strategy, consider adding bonds for additional diversification. Over time, you may not only sleep better, you may find yourself arriving at your financial goals more quickly than with a pure equity focus.

[GRAPHIC]

                           SM&R GOVERNMENT BOND FUND

                               MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Government Bond Fund is focused on providing competitive levels of current income to the conservative investor through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed to be of the higher credit quality ratings and financial strength.

Over the past fiscal year ending August 31, 2001, the Fund has provided a total return of 11.9% to class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2001 was 6.81%, at net asset value. The Fund has an average maturity of 8.77 years, a market-weighted average coupon of 6.87%, and a modified duration of 5.39 years.

The bond market has been a place of refuge for investors over the past year. While equity markets have faced a multitude of challenges in a slowing economy, the Treasury market has been strengthened by the fiscal and monetary policies intended to avoid recession. Federal Reserve easing drove short-term rates steadily lower throughout the last twelve months, while Treasury surpluses utilized to buy back Treasury securities lent support to bond prices in the longer end of the yield curve. Combined with very low inflation expectations, bond prices have been well supported across all maturity levels.

The economic environment at the August 31, 2001 fiscal year end has been materially changed by the tragic events of September 11th. While uncertainty prevails as situations develop, we continue to assess the economic landscape, both near and long term. Initial reaction in the bond market was a rally driven by a flight to quality of Treasury securities and a Federal Reserve 50 basis point rate cut, providing liquidity as equity markets reopened following the tragedy.

[GRAPHIC]

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

Going forward, the yield curve should continue its current steepening trend. The longer maturity end of the curve will begin to react to pressures of a diminishing budget surplus, the cancellation of Treasury buy-backs, and effects of defense spending and tax cuts. Inflation expectations will begin to rise as government spending increases, putting upward pressure on longer-term interest rates. We anticipate opportunity in intermediate maturities to enhance yield, providing higher levels of current income to our shareholders.

Best Regards,

/s/ Anne M. Lemire

Anne M. LeMire,
Portfolio Manager
SM&R Government Bond Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R GOVERNMENT BOND FUND CLASS T AND LEHMAN BROTHERS GOVERNMENT/MORTGAGE-BACKED SECURITIES INDEX

SM&R GOVERNMENT BOND FUND

[CHART]

                                                                    3/31/1992 8/31/1992 8/31/1993 8/31/1994 8/31/1995 8/31/1996
Lehman Brothers Government/Mortgage-Backed Securities Index           10,000    10,711    11,833    11,671    12,945    13,484
SM&R Government Bond Fund Class T                                      9,551    10,321    11,366    11,092    12,407    12,733
                                                                     8/31/1997 8/31/1998 8/31/1999 8/31/2000 8/31/2001
Lehman Brothers Government/Mortgage-Backed Securities Index           14,799    16,411    16,547    17,848    18,967
SM&R Government Bond Fund Class T                                     13,926    15,084    15,199    16,044    17,957

[SM&R MUTUAL FUNDS LOGO]

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 4.5% through 8/31/01 for Class T Shares. Inception date 3/16/92.

1 YEAR                    6.90%
5 YEAR                    6.13%
Since inception           6.38%

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception date of these classes is 01/01/99

Share              One           Since
Class              Year          Inception
------------------------------------------
A                  6.13%         3.76%
B                  7.59%         4.05%

SM&R Government Bond Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                           SM&R GOVERNMENT BOND FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS                            Maturity Date   Interest/Stated Rate(%)      Face Amount         Value
--------------------------------------------------------------------------------------------------------------------
AUTO & TRUCK MANUFACTURERS - 3.87%
--------------------------------------------------------------------------------------------------------------------
General Motors Corporation                   05/01/08             6.375                  $ 1,000,000     $ 1,011,455
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 14.62%
--------------------------------------------------------------------------------------------------------------------
Bear Stearns Companies, Incorporated         03/30/03             6.200                      175,000         180,137
Household Finance Corporation                06/17/08             6.400                    1,000,000       1,023,021
J.P. Morgan Chase Company                    02/15/08             6.375                    1,000,000       1,023,897
MBNA Master Credit Card Trust                02/15/12             7.000                      500,000         542,117
Morgan Stanley Dean Witter & Company         03/01/07             6.875                    1,000,000       1,049,948
                                                                                                           3,819,120
--------------------------------------------------------------------------------------------------------------------
INSURANCE COMPANIES - 3.69%
--------------------------------------------------------------------------------------------------------------------
CNA Financial Corporation                    01/15/08             6.450                    1,000,000         964,371
--------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 4.04%
--------------------------------------------------------------------------------------------------------------------
Aetna Services, Incorporated                 08/15/36             6.970                    1,000,000       1,053,789
--------------------------------------------------------------------------------------------------------------------
NATURAL GAS - 2.03%
--------------------------------------------------------------------------------------------------------------------
National Fuel Gas Company                    02/01/04             7.750                      500,000         529,935
--------------------------------------------------------------------------------------------------------------------
TELECOM - CELLULAR - 4.12%
--------------------------------------------------------------------------------------------------------------------
GTE Corporation                              04/01/09             7.510                    1,000,000       1,075,884

                                                            TOTAL CORPORATE BONDS -- 32.37%
                                                            --------------------------------------------------------
                                                            (Cost $8,282,194)                              8,454,554

FOREIGN BONDS
--------------------------------------------------------------------------------------------------------------------
U S DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS -- 1.90%
--------------------------------------------------------------------------------------------------------------------
Province of Quebec, Canada                   02/15/09             5.750                      500,000         496,967

                                                            TOTAL FOREIGN BONDS -- 1.90%
                                                            --------------------------------------------------------
                                                            (Cost $456,859)                                  496,967


                                       68

--------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES                      Maturity Date   Interest/Stated Rate(%) Face Amount       Value
--------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY SECURITIES - 51.36%
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                       08/05/04             7.380                  $ 1,000,000     $ 1,081,658
Federal Home Loan Bank                       10/25/05             6.230                      150,000         157,496
Federal Home Loan Mortgage Corporation       08/01/05             6.750                      165,000         176,265
Federal Home Loan Mortgage Corporation       09/15/06             7.000                       60,943          61,386
Federal Home Loan Mortgage Corporation       03/15/07             7.000                      482,629         496,408
Federal Home Loan Mortgage Corporation       09/15/07             7.000                    1,000,000       1,034,080
Federal Home Loan Mortgage Corporation       04/15/23             7.000                    1,000,000       1,043,888
Federal Home Loan Mortgage Corporation       06/15/27             7.500                      916,939         948,115
Federal National Mortgage Association        09/12/05             6.550                      100,000         106,145
Federal National Mortgage Association        07/25/07             7.000                      612,549         625,498
Federal National Mortgage Association        03/16/09             6.320                      250,000         256,867
Federal National Mortgage Association        04/29/09             6.500                    1,000,000       1,015,488
Federal National Mortgage Association        05/18/09             6.500                    1,500,000       1,540,155
Federal National Mortgage Association        01/15/10             7.250                      500,000         557,932
Federal National Mortgage Association        11/18/15             6.350                      132,331         132,552
Federal National Mortgage Association        05/15/30             7.250                    1,500,000       1,721,427
Federal National Mortgage Association        08/01/30             8.000                      530,295         551,876
Private Export Funding                       01/15/10             7.200                    1,000,000       1,111,810
Tennessee Valley Authority                   12/15/17             6.250                      300,000         306,295
Vende                                        09/15/15             6.500                      475,434         487,362
                                                                                                          13,412,703
--------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT SECURITIES -- 2.05%
--------------------------------------------------------------------------------------------------------------------
U S Treasury Bonds                           02/15/26             6.000                      500,000         534,219

                                                            TOTAL U S GOVERNMENT AGENCY &
                                                            U S GOVERNMENT SECURITIES -- 53.41%
                                                            --------------------------------------------------------
                                                            (Cost $13,247,539)                            13,946,922

[GRAPHIC]

                            SM&R GOVERNMENT BOND FUND

                                   FINANCIALS

SCHEDULE OF INVESTMENTS August 31, 2001

-----------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS           Maturity Date   Interest/Stated Rate (%)   Face Amount                    Value
-----------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 11.18%
-----------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank              09/05/01           3.550             $  416,000                 $   415,835
Federal Farm Credit Bank              09/21/01           3.440                430,000                     429,178
Federal Home Loan Bank                09/07/01           3.480                180,000                     179,895
Federal Home Loan Bank                09/14/01           3.520                145,000                     144,815
Federal Home Loan Bank                09/21/01           3.480                104,000                     103,799
Federal Home Loan Bank                09/21/01           3.500                415,000                     414,193
Federal Home Loan Bank                09/27/01           3.480              1,235,000                   1,231,896


                                                     TOTAL U S GOVERNMENT AND AGENCY
                                                     SHORT-TERM OBLIGATIONS -- 11.18%
                                                     ------------------------------------------------------------
                                                     (Cost $2,919,611)                                  2,919,611

CASH EQUIVALENTS                                                               Shares                      Value
-----------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 3.08% (a)                                              42,854                      42,854

                                                     TOTAL CASH EQUIVALENTS -- 0.17%
                                                     ------------------------------------------------------------
                                                     (Cost $42,854)                                        42,854

                                                     TOTAL INVESTMENTS -- 99.03%
                                                     ------------------------------------------------------------
                                                     (Cost $24,949,057)                                25,860,908

                                                     CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.97%     253,922
                                                     ------------------------------------------------------------
                                                     NET ASSETS -- 100.00%                            $26,114,830
                                                     -------------------------------------------------===========

NOTES TO SCHEDULE OF INVESTMENTS
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Government Bond Fund are affiliated by having the same investment adviser.

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
--------------------------------------------------------------------------
Investment in securities, at value                             $25,860,908
Prepaid expenses                                                    20,955
Receivable for:
  Capital stock sold                                                 5,863
  Interest                                                         257,006
  Expense reimbursement                                              1,517
Other assets                                                         2,782
  TOTAL ASSETS                                                  26,149,031

LIABILITIES
--------------------------------------------------------------------------
Distribution payable                                                 3,104
Accrued:
  Investment advisory fee                                           10,830
  Service fee                                                        5,415
  Distribution fee                                                     378
Other liabilities                                                   14,474
  TOTAL LIABILITIES                                                 34,201
  NET ASSETS (applicable to shares outstanding)                $26,114,830

NET ASSETS:
--------------------------------------------------------------------------
Class A                                                        $   626,372
Class B                                                        $   210,653
Class T                                                        $25,277,805
  TOTAL NET ASSETS                                             $26,114,830

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
--------------------------------------------------------------------------
Class A:
  Authorized                                                   100,001,150
  Outstanding                                                       58,279
Class B:
  Authorized                                                   100,000,000
  Outstanding                                                       19,613
Class T:
  Authorized                                                    23,000,000
  Outstanding                                                    2,375,989
Class A:
  Net asset value and redemption price per share               $     10.75
  Offering price per share:
  (Net Assets value of $10.75/95.25%)                          $     11.29
Class B:
  Net asset value and offering price per share                 $     10.74
Class T:
  Net asset value and redemption price per share               $     10.64
  Offering price per share:
  (Net Assets value of $10.64/95.5%)                           $     11.14

See notes to financial statements.

[GRAPHIC]

                            SM&R GOVERNMENT BOND FUND

                                   FINANCIALS

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
--------------------------------------------------------------------------
Interest                                                       $ 1,589,222

EXPENSES
--------------------------------------------------------------------------
Investment advisory fees                                           121,651
Service fees                                                        60,825
Professional fees                                                   10,788
Custody and transaction fees                                        15,740
Directors' fees                                                      8,194
Qualification fees                                                  12,759
Shareholder reporting expenses                                       4,025
Insurance expenses                                                   1,982
Distribution fees                                                    1,488
Other expenses                                                           7
   TOTAL EXPENSES                                                  237,459
   LESS EXPENSES REIMBURSED                                          (114)
   NET EXPENSES                                                    237,345
   INVESTMENT INCOME -- NET                                      1,351,877

REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
--------------------------------------------------------------------------
Net realized gain on investments                                    30,169
Change in unrealized appreciation
   of investments for the year                                   1,360,586
   NET GAIN ON INVESTMENTS                                       1,390,755

   NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $ 2,742,632

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                    AUGUST 31, 2001         AUGUST 31, 2000
                                    ---------------         ---------------
Investment income -- net                 $ 1,351,877            $ 1,353,021
Net realized gain (loss)
  on investments                              30,169                (27,911)
Change in unrealized
  appreciation (depreciation)              1,360,586                (91,162)
Net increase in net assets
  resulting from operations                2,742,632              1,233,948

DISTRIBUTIONS TO SHAREHOLDERS FROM
----------------------------------------------------------------------------
Investment income -- net
  Class A                                     (9,857)                (5,129)
  Class B                                     (6,299)                (3,094)
  Class C                                         --                   (547)
  Class T                                 (1,335,917)            (1,344,156)
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS     (1,352,073)            (1,352,926)

CAPITAL SHARE TRANSACTIONS -- NET
----------------------------------------------------------------------------
Class A                                      476,654                 58,691
Class B                                      125,710                 70,603
Class C                                           --                    547
Class T                                      977,229               (321,873)
  TOTAL NET CAPITAL SHARE TRANSACTIONS     1,579,593               (192,032)
  TOTAL INCREASE (DECREASE)                2,970,152               (311,010)

NET ASSETS
----------------------------------------------------------------------------
Beginning of Year                         23,144,678             23,455,688
End of Year                              $26,114,830            $23,144,678

See notes to financial statements.

[GRAPHIC]

                            SM&R GOVERNMENT BOND FUND

                                   FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                        CLASS T SHARES
                                                  ---------------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,
                                                  ---------------------------------------------------------
                                                    2001         2000        1999         1998         1997
                                                  ---------------------------------------------------------

Net Asset Value, Beginning of Year                $ 10.05      $ 10.10     $ 10.60      $ 10.42      $ 10.14
Investment income -- net                             0.58         0.59        0.59         0.64         0.67
Net realized and unrealized gain (loss)
  on investments                                     0.59        (0.05)      (0.50)        0.20         0.26
                                                  ----------------------------------------------------------
          TOTAL FROM INVESTMENT OPERATIONS           1.17         0.54        0.09         0.84         0.93
                                                  ----------------------------------------------------------
Less distributions from
  Investment income -- net                          (0.58)       (0.59)      (0.59)       (0.66)       (0.65)
                                                  ----------------------------------------------------------
          TOTAL DISTRIBUTIONS                       (0.58)       (0.59)      (0.59)       (0.66)       (0.65)
                                                  ----------------------------------------------------------
Net Asset Value, End of Year                      $ 10.64      $ 10.05     $ 10.10      $ 10.60      $ 10.42
                                                  ==========================================================
          TOTAL RETURN (1)                          11.90%        5.58%       0.76%        8.31%        9.37%
                                                  ===========================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net Assets, end of year (000's omitted)           $25,278      $22,928     $23,368      $23,982      $23,683
Ratio of expenses with reimbursement
  to average net assets                              0.97%        0.98%       1.00%        1.00%        1.00%
Ratio of expenses without reimbursement
  to average net assets                              0.97%        0.98%       1.11%        1.00%        1.07%
Ratio of net investment income to average net        5.55%        5.91%       5.58%        6.08%        6.46%
  assets
Portfolio turnover rate                             14.01%       30.87%      22.86%       32.71%        9.06%

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SM&R GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.


                                                                  CLASS A SHARES                      CLASS B SHARES
                                                      -----------------------------------------------------------------------------
                                                         YEAR ENDED         PERIOD FROM       YEAR ENDED           PERIOD FROM
                                                          AUGUST 31,      JANUARY 1, 1999      AUGUST 31,         JANUARY 1, 1999
                                                                            TO AUGUST 31,                           TO AUGUST 31,
                                                      -----------------------------------------------------------------------------
                                                          2001        2000           1999        2001        2000          1999
                                                      -----------------------------------------------------------------------------

Net Asset Value, Beginning of Period                  $  10.14    $  10.20       $ 10.62     $  10.14     $ 10.16        $10.62
Investment income -- net                                  0.53        0.57          0.30         0.48        0.49          0.33
Net realized and unrealized gain (loss) on investments    0.61       (0.06)        (0.42)        0.60       (0.02)        (0.46)
                                                      ----------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS                    1.14        0.51         (0.12)        1.08        0.47         (0.13)
Less distributions from Investment income -- net         (0.53)      (0.57)        (0.30)       (0.48)      (0.49)        (0.33)
                                                      ----------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                (0.53)      (0.57)        (0.30)       (0.48)      (0.49)        (0.33)
                                                      ----------------------------------------------------------------------------
Net Asset Value, End of Period                        $  10.75    $  10.14       $ 10.20     $  10.74     $ 10.14        $10.16
                                                      ============================================================================
      TOTAL RETURN (1)                                   11.46%       5.15%        (1.17%)**    10.88%       4.74%        (1.30%)**
                                                      ============================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                             $626,372    $127,344       $68,792     $210,653     $78,137        $7,743
Ratio of expenses with reimbursement
  to average net assets                                   1.25%       1.25%         1.25%*       1.75%       1.75%         1.75%*
Ratio of expenses without reimbursement
  to average net assets                                   1.27%       1.29%         1.42%*       1.79%       1.84%         1.77%*
Ratio of net investment income
  to average net assets                                   5.25%       5.68%         5.25%*       4.69%       5.12%         4.86%*
Portfolio turnover rate                                  14.01%      30.87%        22.86%       14.01%      30.87%        22.86%

 *  Ratios annualized
**  Returns are not annualized
(1) Does not include the effect of sales charge

See notes to financial statements.

[GRAPHIC]

                               SM&R TAX FREE FUND

                               MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Tax Free Fund is a well-diversified portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. We invest primarily in high quality municipal securities, seeking the highest yield while maintaining an average credit rating of AA.

Municipal bonds currently offer compelling tax equivalent yields to investors in most tax brackets. Additionally, credit concerns plaguing the corporate and high yield bond markets are largely absent in the high quality municipal markets. Our analysis of municipal securities begins with a thorough assessment of the financial strength of the municipality and revenue source servicing the debt. We ladder maturities to avoid undue exposure to any point on the yield curve, and we diversify geographically to avoid regional concentration, minimizing risks of economic downturns related to certain areas of the country.

Over the past fiscal year ending August 31, 2001, the Fund has provided a total return of 9.59% to class T investors at net asset value. The year to date total return for the eight months ended August 31, 2001 was 5.34%, at net asset value. The Fund has an average maturity of 9.89 years, a market-weighted average coupon of 5.53%, and a modified duration of 8.47years.

The bond market has been a place of refuge for investors over the past year. While equity markets have faced a multitude of challenges in a slowing economy, the Treasury market has been strengthened by the fiscal and monetary policies intended to avoid recession. Federal Reserve easing drove short-term rates steadily lower throughout the last twelve months, while Treasury surpluses utilized to buy back Treasury securities lent support to bond prices in the longer end of the yield curve. Combined with very low inflation expectations, bond prices have been well supported across all maturity levels.

The economic environment at the August 31, 2001 fiscal year end has been materially changed by the tragic events of September 11th. While uncertainty prevails as situations develop, we continue to assess the economic landscape, both

[GRAPHIC]

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

near and long term. Initial reaction in the bond market was a rally driven by a flight to quality of Treasury securities and a Federal Reserve 50 basis point rate cut, providing liquidity as equity markets reopened following the tragedy.

Going forward, the yield curve should continue its current steepening trend. The longer maturity end of the curve will begin to react to pressures of a diminishing budget surplus, the cancellation of Treasury buy-backs, and effects of defense spending and tax cuts. Inflation expectations will begin to rise as government spending increases, putting upward pressure Best Regards, on longer-term interest rates. We anticipate opportunity in intermediate maturities to enhance yield, providing higher levels of current income to our shareholders.

Best Regards,

/s/ Anne M. Lemire

Anne M. LeMire,
Portfolio Manager
SM&R Tax Free Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R TAX FREE FUND CLASS T AND LEHMAN BROTHERS MUNICIPAL INDEX

SM&R TAX FREE FUND

[CHART]

                               9/9/1993 8/31/1994 8/31/1995 8/31/1996 8/31/1997 8/31/1998 8/31/1999 8/31/2000 8/31/2001
Lehman Brother Municipal Index  10,000    9,957     10,840    11,408    12,464    13,542    13,610    14,531    15,422
Tax Free Fund                    9,551    9,412     10,274    10,806    11,737    12,744    12,708    13,489    14,782

[SM&R MUTUAL FUNDS LOGO]

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 4.75% through 8/31/01 for Class T Shares. Inception date 9/9/93.

1 YEAR                       4.68%
5 YEAR                       5.49%
Since Inception              5.02%

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/01. Inception of these classes is 01/01/99

Share               One                Since
Class               Year               Inception
------------------------------------------------
A                   4.11%              2.81%
B                   5.47%              2.96%

The SM&R Tax Free Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and Class B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The current maximum initial sales charge for Class A shares is 4.75%. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                               SM&R TAX FREE FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

MUNICIPAL BONDS                                                  Maturity     Interest/Stated       Face           Value
Rating (a)                                                        Date           Rate (%)          Amount
---------------------------------------------------------------------------------------------------------------------------
          CALIFORNIA -- 4.13%
---------------------------------------------------------------------------------------------------------------------------
Aa3/A+    California State General Obligation Bonds Unlimited     06/01/11         5.250         $ 25,000       $    26,523
Aaa/AAA   Sacramento, California Municipal Utility District
            Electric Revenue Bonds, Series I                      01/01/15         5.750          200,000           216,915
Aaa/AAA   San Francisco, California City and County Sewer
            Revenue Refunding Bonds                               10/01/16         5.375          250,000           257,310
                                                                                                                    500,748
---------------------------------------------------------------------------------------------------------------------------
          FLORIDA -- 11.99%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Dade County, Florida Water & Sewer System
            Revenue Bonds                                         10/01/16         5.375          400,000           424,040
Aaa/AAA   Miami-Dade County Solid Waste System
            Revenue Bonds                                         10/01/18         4.375          400,000           396,292
Aaa/AAA   Miami-Dade County, Florida Expressway Authority Toll
            System Revenue Bonds                                  07/01/29         6.375          400,000           475,864
Aaa/AA+   State of Florida- State Board of Education,
            Public Education Capital Outlay Bonds, 1992 Series E  06/01/19         5.750          145,000           157,260
                                                                                                                  1,453,456
---------------------------------------------------------------------------------------------------------------------------
          GEORGIA -- 1.50%
---------------------------------------------------------------------------------------------------------------------------
A2/A      Municipal Electric Authority of Georgia-Power
            Revenue Bonds, Series AA                              01/01/07         5.400          175,000           182,182
---------------------------------------------------------------------------------------------------------------------------
          ILLINOIS -- 13.49%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Chicago, Illinois-General Obligation Bonds Unlimited    01/01/25         5.125          100,000           100,143
Aaa/AAA   Chicago, Illinois-Park District General
            Obligation Bonds Unlimited, Series C                  01/01/16         4.850          230,000           231,651
Aa2/AA+   Illinois Health Facilities Authority-Revenue
            Bonds, Series A, (Northwestern Memorial Hospital)     08/15/24         6.000          100,000           104,250
Aa2/AA+   Illinois Health Facilities Authority-Revenue
            Bonds, Series 1994A, (Northwestern Memorial Hospital) 08/15/14         6.100          200,000           214,038
Aaa/AAA   Illinois State Toll Highway Authority-Highway
            Priority Revenue Bonds, Series A-FGIC                 01/01/17         5.750          175,000           185,553


                                       78

MUNICIPAL BONDS                                                  Maturity      Interest/Stated     Face               Value
Rating (a)                                                         Date           Rate (%)        Amount
---------------------------------------------------------------------------------------------------------------------------
          ILLINOIS -- 13.49% (cont'd)
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Regional Transportation Authority of Illinois
            Revenue Bonds, Refunding MBIA                         06/01/18         5.500         $200,000       $   208,784
Aaa/NR    Rockford, Illinois-General Obligation Bonds Unlimited   12/15/18         4.500          180,000           171,657
Aa2/AAA   State of Illinois-Build Illinois Bonds, Sales Tax
            Revenue Bonds, Series V                               06/15/17         6.375          200,000           217,060
Aaa/AAA   State of Illinois-General Obligation Bonds Unlimited    03/01/19         5.000          200,000           202,262
                                                                                                                  1,635,398
---------------------------------------------------------------------------------------------------------------------------
          LOUISIANA -- 5.85%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Louisiana Public Facilities Authority Hospital
            Revenue Bonds, Series C                               07/01/19         5.000          400,000           403,956
Aaa/AAA   New Orleans, Louisiana Sewer Service
            Revenue Bonds                                         06/01/18         5.000          300,000           305,511
                                                                                                                    709,467
---------------------------------------------------------------------------------------------------------------------------
          MASSACHUSETTS -- 4.13%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Massachusetts State Water Revenues Authority,
            General Purpose - Series A                            11/01/21         5.500          450,000           500,679
---------------------------------------------------------------------------------------------------------------------------
          NEVADA -- 0.84%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Clark County, Nevada- Las Vegas Convention and
            Visitors Authority General Obligation Bonds LTD       07/01/02         4.800          100,000           101,907
---------------------------------------------------------------------------------------------------------------------------
          NEW MEXICO -- 0.87%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Central Consolidated School District No.22
            San Juan County, New Mexico General
            Obligation School Building Bonds                      08/15/09         5.300          100,000           105,047
---------------------------------------------------------------------------------------------------------------------------
          NEW YORK -- 7.59%
---------------------------------------------------------------------------------------------------------------------------
A2/A      New York City, New York-General Obligation
            Bonds Unlimited, Series J                             08/01/18         5.000          200,000           202,720
Aaa/A AA  New York City, New York- General Obligation
            Bonds Unlimited, Series J                             02/15/07         5.000          100,000           107,982


                                       79

MUNICIPAL BONDS                                                   Maturity     Interest/Stated    Face                Value
Rating (a)                                                          Date         Rate (%)        Amount
---------------------------------------------------------------------------------------------------------------------------
          NEW YORK -- 7.59% (cont'd)
---------------------------------------------------------------------------------------------------------------------------
Aa2/AA+   New York City, New York-Transitional Financial
            Authority Revenue Bonds, Series C                     05/01/19         5.000         $250,000       $   253,815
Aa3/A+    Triborough Bridge & Tunnel Authority, New York,
            Revenue Bonds, General Purpose - Series B             01/01/27         5.200          350,000           355,260
                                                                                                                    919,777
---------------------------------------------------------------------------------------------------------------------------
          NORTH CAROLINA -- 0.89%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   City of Charlotte, North Carolina-General Obligation
            Public Improvement Bonds, Series 1994                 02/01/08         5.700          100,000           108,377

---------------------------------------------------------------------------------------------------------------------------
          OHIO -- 3.55%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Franklin County, Ohio- General Obligation Bonds Limited 12/01/08         5.100          300,000           322,926
Aaa/AAA   Franklin County, Ohio- General Obligation Bonds Limited 12/01/11         5.300          100,000           107,054
                                                                                                                    429,980
---------------------------------------------------------------------------------------------------------------------------
          OKLAHOMA -- 0.64%
---------------------------------------------------------------------------------------------------------------------------
Aaa/NR    Oklahoma Housing Finance Agency-Single Family
            Mortgage Revenue Bonds (Homeownership Loan
            Program), 1994 Series A-1 (b)                         09/01/07         6.250           75,000           77, 035
---------------------------------------------------------------------------------------------------------------------------
          OREGON -- 1.81%
---------------------------------------------------------------------------------------------------------------------------
A1/AAA    City of Portland, Oregon- Sewer System Revenue
            Bonds, 1994 Series A                                  06/01/15         6.250          200,000           219,368
---------------------------------------------------------------------------------------------------------------------------
          PENNSYLVANIA-- 0.86%
---------------------------------------------------------------------------------------------------------------------------
Aa2/AA    Pennsylvania State General Obligation Bonds Unlimited,
            Refunding & Projects-First Series                     04/15/06         5.000          100,000           104,050


                                       80

MUNICIPAL BONDS                                                   Maturity     Interest/Stated      Face           Value
Rating (a)                                                          Date           Rate (%)        Amount
---------------------------------------------------------------------------------------------------------------------------
          PUERTO RICO -- 1.93%
---------------------------------------------------------------------------------------------------------------------------
Baa1/A    Commonwealth of Puerto Rico- Public Improvement
            Refunding Bonds, Series 1992A, General
            Obligation Bonds                                      07/01/14         6.000         $100,000       $   103,386
Baa1/AAA  Puerto Rico Electric Power Authority-Power Revenue
            Bonds, Series R                                       07/01/17         6.250          125,000           130,844
                                                                                                                    234,230
---------------------------------------------------------------------------------------------------------------------------
          RHODE ISLAND -- 0.85%
---------------------------------------------------------------------------------------------------------------------------
Aa2/AA+   Rhode Island Housing & Mortgage Financial
            Corporation, Homeownership Opportunity, Series 20-A   04/01/17         6.150          100,000           103,557
---------------------------------------------------------------------------------------------------------------------------
          TENNESSEE -- 1.68%
---------------------------------------------------------------------------------------------------------------------------
A1/AA     Tennessee Housing Development Agency-Mortgage
            Finance Program Bonds, 1994 Series B (b)              01/01/09         6.200          200,000           204,086
---------------------------------------------------------------------------------------------------------------------------
          TEXAS -- 16.93%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Baytown, Texas- Water and Sewer Revenue Bonds           02/01/14         5.950          100,000           107,902
Aaa/AAA   Board of Regents of The University of Texas System-
            Permanent University Fund, Refunding Bonds,
            Series 1992A                                          07/01/13         6.250          200,000           228,912
Aaa/AAA   City of Austin, Texas-Combined Utility Systems
            Revenue Refunding Bonds, Series 1994                  05/15/16         6.250           80,000            88,481
Aaa/AAA   Collin County, Texas- Community College District,
            Consolidated Fund, Revenue Bonds                      02/01/15         5.250          400,000           413,876
Aaa/AAA   Dallas-Fort Worth International Airport- Dallas-Fort
            Worth Regional Airport, Joint Revenue Refunding
            Bonds, Series 1994A                                   11/01/10         6.000          100,000           107,894
Aaa/A+    Flower Mound, Texas- Refunding and Improvement,
            General Obligation Bonds Unlimited                    03/01/17         5.500          200,000           208,562
Aaa/NR    Galveston County, Texas- Public Improvements,
            General Obligation Bonds Unlimited                    02/01/10         4.300           25,000            25,334


                                       81

MUNICIPAL BONDS                                                   Maturity     Interest/Stated      Face              Value
Rating (a)                                                          Date            Rate (%)       Amount
---------------------------------------------------------------------------------------------------------------------------
          TEXAS -- 16.93% (cont'd)
---------------------------------------------------------------------------------------------------------------------------
Aa1/AA+   Harris County, Texas- Tax and Revenue Certificates
            of Obligation, Series 1994                            10/01/13         6.100         $125,000       $   136,636
Aaa/AAA   Mission Texas Consolidated Independent School District-
            General Obligation Bonds Unlimited                    02/15/18         4.500          200,000           190,162
AAA/NR    Tarrant County Health Facilities Development
            Corporation- Health System Revenue Bonds,
            (Harris Methodist Health System), Series 1994(c)      09/01/14         6.000          200,000           230,536
Aaa/AAA   Texas Turnpike Authority- Dallas North Tollway System
            Revenue Bonds, Series 1995 (President George
            Bush Turnpike)                                        01/01/15         5.400          100,000           104,681
Aaa/NR    Weslaco, Texas Independent School District
            General Obligation Bonds                              02/15/13         5.650          100,000           105,348
Aaa/AAA   West University Place, Texas- General Obligation
            Bonds Limited, Permanent Improvement                  02/01/14         5.650          100,000           105,017
                                                                                                                  2,053,341
---------------------------------------------------------------------------------------------------------------------------
          UTAH -- 1.51%
---------------------------------------------------------------------------------------------------------------------------
Aa1/AA    Utah Housing Finance Agency- Single Family
            Mortgage Bonds, 1995 Issue A, (Federally
            Insured or Guaranteed Mortgage Loans)(b)              07/01/12         7.150           20,000            21,143
Aaa/NR    Utah State Housing Financial Agency-
            Single Family Mortgage Bonds, Series F1               07/01/13         6.000           55,000            57,508
Aa2/AA    Utah State Housing Financial Agency-Single Family
            Revenue Bonds (b)                                     07/01/21         6.000          100,000           104,678
                                                                                                                    183,329
---------------------------------------------------------------------------------------------------------------------------
          VIRGINIA -- 0.86%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   Virginia State Housing Development Authority
            Commonwealth Mortgage Bonds, Series A,
            Subseries A-4 (b)                                     07/01/15         6.300          100,000           104,275


                                       82

MUNICIPAL BONDS                                                   Maturity     Interest/Stated     Face             Value
Rating (a)                                                          Date           Rate (%)       Amount
---------------------------------------------------------------------------------------------------------------------------
          WASHINGTON -- 12.48%
---------------------------------------------------------------------------------------------------------------------------
Aaa/AAA   City of Richland, Washington- Water and Sewer
            Improvement Revenue Bonds, 1993                       04/01/07         5.550         $300,000        $  316,368
NR/AA+    King County, Washington- Department of
            Metropolitan Services, Limited Tax General
            Obligation Bonds, 1994 Series A                       01/01/08         5.800          200,000           216,298
Aa1/AA+   King County, Washington- Limited Tax General
            Obligation and Refunding Bonds, 1993 Series A         12/01/10         6.000          100,000           107,243
Aaa/AAA   Municipality of Metropolitan Seattle Sewer
            Refunding Revenue Bonds, Series X                     01/01/15         5.400          100,000           102,626
Aa1/AA+   Port of Seattle, Washington-General
            Obligation Bonds (b)                                  05/01/14         5.750          100,000           104,671
Aaa/AAA   Seattle, Washington-Municipal Light & Power
            Revenue Bonds, Series B                               06/01/24         5.000          100,000            98,920
Aa1/AA+   State of Washington- General Obligation Bonds,
            Series 1994B                                          05/01/09         5.750          100,000           105,911
Aa1/AA+   State of Washington- General Obligation Bonds,
            Series 1994B                                          09/01/16         6.000          100,000           104,422
Aa1/AA+   State of Washington- General Obligation Bonds
            Unlimited Series B                                    05/01/18         5.500          300,000           330,063
Aaa/AAA   Washington State Public Power Supply System Nuclear
            Project Number 1 Refunding Revenue Bonds, Series C    07/01/10         5.500           25,000            26,941
                                                                                                                  1,513,463
---------------------------------------------------------------------------------------------------------------------------
          WISCONSIN -- 1.73%
---------------------------------------------------------------------------------------------------------------------------
Aa2/NR    City of Green Bay- General Obligation
            Refunding Bonds, Series 1994B                         04/01/09         5.900          200,000           209,176

                                                                  TOTAL MUNICIPAL BONDS -- 96.11%
                                                                  ---------------------------------------------------------
                                                                  (Cost $10,918,298)                             11,652,928


[GRAPHIC]

                               SM&R TAX FREE FUND

                                   FINANCIALS

SCHEDULE OF INVESTMENTS August 31, 2001

---------------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS                                    Maturity           Interest/Stated        Face            Value
Rating (a)                                                  Date                 Rate (%)          Amount
---------------------------------------------------------------------------------------------------------------------------
        GOVERNMENT AGENCIES -- 3.41%
---------------------------------------------------------------------------------------------------------------------------
        Federal Home Loan Bank                            09/14/01                 3.490         $194,000       $   193,755
        Federal Home Loan Mortgage Corporation            09/04/01                 3.500          220,000           219,936
                                                                                                                    413,691
                                                          TOTAL U S GOVERNMENT AND AGENCY
                                                          SHORT-TERM OBLIGATIONS -- 3.41%
                                                          -----------------------------------------------------------------
                                                          (Cost $413,691)                                           413,691

CASH EQUIVALENTS                                                                                           Shares
---------------------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 3.08% (d)                                                                   1,535             1,535
                                                          TOTAL CASH EQUIVALENTS -- 0.01%
                                                          -----------------------------------------------------------------
                                                          (Cost $1,535)                                               1,535

                                                          TOTAL INVESTMENTS -- 99.53%
                                                          -----------------------------------------------------------------
                                                          (Cost $11,333,524)                                     12,068,154

                                                          CASH AND OTHER ASSETS,
                                                          LESS LIABILITIES -- 0.47%                                  56,665
                                                          -----------------------------------------------------------------
                                                          NET ASSETS -- 100.00%                                 $12,124,819
                                                          -----------------------------------------------------------------


NOTES TO SCHEDULE OF INVESTMENTS
(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.
(b)  Security subject to the alternative minimum tax.
(c) Issuer has defeased these bonds, collateral for such defeasance is U.S. Government obligations.
(d) The rate quoted is the annualized seven-day yield of the fund at August 31, 2001. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Tax Free Fund are affiliated by having the same investment adviser.

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
---------------------------------------------------------------------------
Investment in securities, at value                             $ 12,068,154
Prepaid expenses                                                     18,304
Receivable for:
  Capital stock sold                                                    400
  Interest                                                          152,434
  Expense reimbursement                                               4,546
Other assets                                                          3,211
  TOTAL ASSETS                                                   12,247,049

LIABILITIES
---------------------------------------------------------------------------
Investment securities purchased                                     102,653
Distribution payable                                                  1,995
Accrued:
  Investment advisory fee                                             5,111
  Service fee                                                         2,556
  Distribution fee                                                      331
Other liabilities                                                     9,584
  TOTAL LIABILITIES                                                 122,230
  NET ASSETS (applicable to shares outstanding)                $ 12,124,819

NET ASSETS:
---------------------------------------------------------------------------
Class A                                                        $    245,697
Class B                                                        $    178,880
Class T                                                        $ 11,700,242
  TOTAL NET ASSETS                                             $ 12,124,819

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
---------------------------------------------------------------------------
Class A:
  Authorized                                                    100,000,101
  Outstanding                                                        22,759
Class B:
  Authorized                                                    100,000,000
  Outstanding                                                        16,572
Class T:
  Authorized                                                     21,000,000
  Outstanding                                                     1,092,801
Class A:
  Net asset value and redemption price per share               $      10.80
   Offering price per share:
   (Net Assets value of $10.80/95.25%)                         $      11.34
Class B:
  Net asset value and offering price per share                 $      10.79
Class T:
  Net asset value and redemption price per share               $      10.71
   Offering price per share:
   (Net Assets value of $10.71/95.5%)                          $      11.21

See notes to financial statements.

[GRAPHIC]

                               SM&R RAX FREE FUND

                                   FINANCIALS

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
---------------------------------------------------------------------------
Interest                                                       $    622,713

EXPENSES
---------------------------------------------------------------------------
Investment advisory fees                                             58,099
Service fees                                                         29,049
Professional fees                                                     6,112
Custody and transaction fees                                          9,367
Directors' fees                                                       8,194
Qualification fees                                                   11,207
Shareholder reporting expenses                                        1,284
Insurance expenses                                                    2,196
Distribution fees                                                     1,886
Other expenses                                                            7
  TOTAL EXPENSES                                                    127,401
  LESS EXPENSES REIMBURSED                                          (38,356)
  NET EXPENSES                                                       89,045
  INVESTMENT INCOME -- NET                                          533,668

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------
Net realized gain on investments                                         20
Change in unrealized appreciation
  of investments for the year                                       528,842
  NET GAIN ON INVESTMENTS                                           528,862
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                                   $  1,062,530

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------
                                          YEAR ENDED              YEAR ENDED
                                           8/31/2001              8/31/2000
                                          ----------             -----------
Investment income -- net                $   533,668            $    544,031
Net realized gain on investments                 20                  18,893
Change in unrealized appreciation           528,842                 111,378
Net increase in net assets
 resulting from operations                1,062,530                 674,302

DISTRIBUTIONS TO SHAREHOLDERS FROM
---------------------------------------------------------------------------
Investment income -- net
 Class A                                    (10,022)                 (9,117)
 Class B                                     (5,454)                 (4,530)
 Class C                                         --                    (168)
 Class T                                   (518,222)               (530,234)
Capital gains
 Class A                                       (370)                    (87)
 Class B                                       (197)                    (33)
 Class C                                         --                      (3)
 Class T                                    (18,752)                 (4,932)
 TOTAL DISTRIBUTIONS FROM SHAREHOLDERS     (553,017)               (549,104)

CAPITAL SHARE TRANSACTIONS -- NET
---------------------------------------------------------------------------
Class A                                      22,843                  14,295
Class B                                      57,496                     433
Class C                                          --                  (4,580)
Class T                                     177,418                (309,997)
  TOTAL NET CAPITAL SHARE TRANSACTIONS      257,757                (299,849)
  TOTAL INCREASE (DECREASE)                 767,270                (174,651)

NET ASSETS
---------------------------------------------------------------------------
  Beginning of Year                      11,357,549              11,532,200
  End of Year                           $12,124,819            $ 11,357,549

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                                CLASS T SHARES
                                                          ------------------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                          ------------------------------------------------------------
                                                             2001           2000        1999         1998        1997
                                                          ------------------------------------------------------------
Net Asset Value, Beginning of Year                        $ 10.25        $ 10.14     $ 10.64      $ 10.27     $  9.93
Investment income -- net                                     0.48           0.49        0.48         0.49        0.51
Net realized and unrealized gain (loss) on investments       0.48           0.12       (0.50)        0.37        0.33
                                                          ------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                        0.96           0.61       (0.02)        0.86        0.84
Less distributions from
  Investment income -- net                                  (0.48)         (0.49)      (0.48)       (0.49)      (0.50)
  Capital gains                                             (0.02)         (0.01)         --           --          --
                                                          ------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                    (0.50)         (0.50)      (0.48)       (0.49)      (0.50)
                                                          ------------------------------------------------------------
Net Asset Value, End of Year                              $ 10.71        $ 10.25     $ 10.14      $ 10.64     $ 10.27
                                                          ============================================================
     TOTAL RETURN(1)                                         9.59%          6.16%      (0.28)%       8.58%       8.61%
                                                          ============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)                   $11,700        $11,030     $11,218      $11,058     $10,700
Ratio of expenses with reimbursement
  to average net assets                                      0.75%          0.75%       0.73%        0.75%       0.54%
Ratio of expenses without reimbursement
  to average net assets                                      1.08%          1.11%       1.23%        1.25%       1.27%
Ratio of net investment income to average net assets         4.59%          4.84%       4.53%        4.60%       4.97%
Portfolio turnover rate                                      0.18%          7.61%       5.09%       12.77%      22.15%

(1) Does not include the effect of sales charge

See notes to financial statements.

[GRAPHIC]
                               SM&R TAX FREE FUND

                                   FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                             CLASS A SHARES                           CLASS B SHARES
                                              --------------------------------------------------------------------------------
                                                  YEAR ENDED                PERIOD FROM         YEAR ENDED       PERIOD FROM
                                                  AUGUST 31,                 JANUARY 1,          AUGUST 31,     JANUARY 1, 1999
                                                                               1999                              TO AUGUST 31,
                                                                            TO AUGUST 31,
                                              --------------------------------------------------------------------------------
                                                  2001         2000         1999         2001         2000         1999
                                              --------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $  10.33     $  10.22     $  10.68     $  10.32     $  10.20     $  10.68
Investment income -- net                          0.46         0.46         0.21         0.40         0.41         0.18
Net realized and unrealized
  gain (loss) on investments                      0.49         0.12        (0.46)        0.49         0.13        (0.48)
                                              --------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS         0.95         0.58        (0.25)        0.89         0.54        (0.30)
Less distributions from
  Investment income -- net                       (0.46)       (0.46)       (0.21)       (0.40)       (0.41)       (0.18)
  Capital gains                                  (0.02)       (0.01)          --        (0.02)       (0.01)          --
                                              --------------------------------------------------------------------------------
        TOTAL DISTRIBUTIONS                      (0.48)       (0.47)       (0.21)       (0.42)       (0.42)       (0.18)
                                              --------------------------------------------------------------------------------
Net Asset Value, End of Period                $  10.80     $  10.33     $  10.22     $  10.79     $  10.32     $  10.20
                                              ================================================================================
        TOTAL RETURN (1)                          9.34%        5.86%       (2.37)%**     8.74%        5.47%       (2.85)%**
                                              ================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period                     $245,697     $211,755     $194,917     $178,880     $115,025     $113,143
Ratio of expenses with reimbursement
  to average net assets                           1.00%        1.00%        1.51%*       1.50%        1.50%        2.01%*
Ratio of expenses without reimbursement
  to average net assets                           1.33%        1.35%        2.02%*       1.84%        1.87%        2.52%*
Ratio of net investment income to average net
  assets                                          4.34%        4.59%        3.69%*       3.82%        4.12%        3.20%*
Portfolio turnover rate                           0.18%        7.61%        5.09%        0.18%        7.61%        5.09%

 *  Ratios annualized
**  Returns are not annualized
(1) Does not include the effect of sales charge

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

                 (This page has been left blank intentionally.)

[GRAPHIC]

                                SM&R PRIMARY FUND

                               MANAGER COMMENTARY

INVESTMENT OBJECTIVE

The SM&R Primary Fund seeks maximum current income consistent with capital preservation and liquidity, principally through investments in commercial paper. Although the Fund strives for share price stability, it is not a money market fund, and may go slightly over or under the $1 share price at times. Beyond commercial paper, the Fund may also invest in U.S. Government obligations, corporate debt obligations maturing in five years or less and rated at least "A", CD's and repurchase agreements.

Over the past fiscal year ending August 31, 2001, the Fund has provided a total return of 6.27%. The year to date total return for the eight months ended August 31, 2001 was 5.15%. The Fund has an average maturity of 1.2 years, a market-weighted average coupon of 4.1%, and a modified duration of .73 years.

The bond market has been a place of refuge for investors over the past year. While equity markets have faced a multitude of challenges in a slowing economy, the Treasury market has been strengthened by the fiscal and monetary policies intended to avoid recession. Federal Reserve easing drove short-term rates steadily lower throughout the last twelve months, while Treasury surpluses utilized to buy back Treasury securities lent support to bond prices in the longer end of the yield curve. Combined with very low inflation expectations, bond prices have been well supported across all maturity levels, although yields have fallen inversely as prices have appreciated.

The economic environment at the August 31, 2001 fiscal year end has been materially changed by the tragic events of September 11th. While uncertainty prevails as situations develop, we continue to assess the economic landscape, both near and long term. Initial reaction in the bond market was a rally driven by a flight to quality of Treasury securities and a Federal Reserve 50 basis point rate cut, providing liquidity as equity markets reopened following the tragedy.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

Going forward, the yield curve should continue its current steepening trend. The longer maturity end of the curve will begin to react to pressures of a diminishing budget surplus, the cancellation of Treasury buy-backs, and effects of defense spending and tax cuts. Inflation expectations will begin to rise as government spending increases, putting upward pressure on longer-term interest rates. We anticipate opportunity in intermediate maturities to enhance yield, providing higher levels of current income to our shareholders.

Best Regards,

/s/ John S. Maidlow

John Maidlow,
Portfolio Manager
SM&R Primary Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R PRIMARY FUND AND LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

SM&R PRIMARY FUND

[CHART]

                                          3/31/1992 8/31/1992 8/31/1993 8/31/1994 8/31/1995 8/31/1996 8/31/1997 8/31/1998 8/31/1999
Lehman Government/Corporate Index           10000     10495     11094     11292     12140     12781     13688     14681     15272
SM&R Primary Fund                           10000     10150     10413     10716     11253     11823     12411     13051     13671
                                           8/31/2000 8/31/2001
Lehman Government/Corporate Index           16163     17,367
SM&R Primary Fund                           14311     15,208

SM&R PRIMARY FUND

AVERAGE ANNUAL RETURN

Through 8/31/01.  Inception date of this fund 03/16/92.

1 Year                               6.27%
5 Years                              5.16%
Since Inception                      4.53%

[SM&R MUTUAL FUNDS LOGO]

SM&R Primary Fund performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate and investments, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                                SM&R PRIMARY FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER                           Maturity Date   Interest/Stated Rate(%)       Face Amount        Value
--------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 3.14%
--------------------------------------------------------------------------------------------------------------------
Cox Enterprises Incorporated                 09/13/01             3.800                  $ 1,000,000     $   998,731
--------------------------------------------------------------------------------------------------------------------
COMPUTER RELATED -- 3.19%
--------------------------------------------------------------------------------------------------------------------
Compaq Computer Corporation                  09/06/01             3.950                    1,016,000       1,015,440
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 2.16%
--------------------------------------------------------------------------------------------------------------------
Centex Corporation                           09/12/01             3.750                      690,000         689,208
--------------------------------------------------------------------------------------------------------------------
ELECTRIC POWER -- 11.03%
--------------------------------------------------------------------------------------------------------------------
Allegheny Energy Incorporated                10/30/01             3.650                    1,300,000       1,292,216
American Electric Power Company              09/05/01             3.920                    1,187,000       1,186,482
Texas Utilities Company                      09/21/01             3.670                    1,038,000       1,035,882
                                                                                                           3,514,580
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.34%
--------------------------------------------------------------------------------------------------------------------
Block Financial Corporation                  10/26/01             3.720                      977,000         971,441
DTE Energy Company                           09/28/01             3.700                    1,232,000       1,228,580
Houston Industries FinanceCo L.P.            09/07/01             4.050                      743,000         742,497
Houston Industries FinanceCo L.P.            09/19/01             3.900                      595,000         593,838
Motorola Credit Corporation                  10/01/01             4.220                    1,356,000       1,351,223
                                                                                                           4,887,579
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCERS -- 13.36%
--------------------------------------------------------------------------------------------------------------------
Campbell Soup Company                        09/17/01             3.570                    1,178,000       1,176,128
General Mills Incorporated                   09/27/01             3.620                      602,000         600,426
McCormick & Company Incorporated             11/02/01             3.500                    1,189,000       1,181,832
Sara Lee Corporation                         09/26/01             3.550                    1,300,000       1,296,792
                                                                                                           4,255,178
--------------------------------------------------------------------------------------------------------------------
HEALTHCARE -- 3.22%
--------------------------------------------------------------------------------------------------------------------
PerkinElmer Incorporated                     09/18/01             3.750                    1,026,000       1,024,181


                                       92

--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER                           Maturity Date   Interest/Stated Rate(%)       Face Amount        Value
--------------------------------------------------------------------------------------------------------------------
LEISURE TIME/GAMING -- 3.16%
--------------------------------------------------------------------------------------------------------------------
Mattel Incorporated                          09/14/01             3.850                  $ 1,007,000     $ 1,005,597
--------------------------------------------------------------------------------------------------------------------
MACHINERY/EQUIPMENT -- 0.78%
--------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand Company                       10/30/01             3.750                      250,000         248,055
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING-DIVERSIFIED -- 5.92%
--------------------------------------------------------------------------------------------------------------------
Corning Incorporated                         09/20/01             3.720                    1,040,000       1,037,956
Tyco International Group S.A                 09/25/01             3.570                      850,000         847,975
                                                                                                           1,885,931
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING-SPECIALITY -- 2.49%
--------------------------------------------------------------------------------------------------------------------
Tupperware Corporation                       09/12/01             3.650                      795,000         794,113
--------------------------------------------------------------------------------------------------------------------
NATURAL GAS -- 3.50%
--------------------------------------------------------------------------------------------------------------------
Cleco Corporation                            09/11/01             3.830                    1,115,000       1,113,811
--------------------------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 3.51%
--------------------------------------------------------------------------------------------------------------------
Temple-Inland Incorporated                   09/24/01             3.730                    1,122,000       1,119,324
--------------------------------------------------------------------------------------------------------------------
PROFESSIONAL SERVICE -- 3.30%
--------------------------------------------------------------------------------------------------------------------
XTRA Incorporated                            09/10/01             3.900                    1,053,000       1,051,969
--------------------------------------------------------------------------------------------------------------------
PRINTING/PUBLISHING/NEWSPAPERS -- 3.61%
--------------------------------------------------------------------------------------------------------------------
Houghton Mifflin Company                     09/04/01             4.100                    1,152,000       1,151,605
--------------------------------------------------------------------------------------------------------------------
TELECOM-LONG DISTANCE -- 4.49%
--------------------------------------------------------------------------------------------------------------------
Sprint Corporation                           10/09/01             3.730                    1,437,000       1,431,339
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 4.07%
--------------------------------------------------------------------------------------------------------------------
CSX Corporation                              10/05/01             3.560                    1,300,000       1,295,625
--------------------------------------------------------------------------------------------------------------------

                                                    TOTAL COMMERCIAL PAPER -- 86.27%
                                                    ----------------------------------------------------------------
                                                    (Cost $27,482,266)                                    27,482,266


                                       93

--------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS                            Maturity Date   Interest/Stated Rate(%)       Face Amount        Value
--------------------------------------------------------------------------------------------------------------------
BUILDING SUPPLIES -- 0.93%
--------------------------------------------------------------------------------------------------------------------
Armstrong World Industries, Incorporated(a)  08/15/03             6.350                  $   500,000     $   295,000
--------------------------------------------------------------------------------------------------------------------
ELECTRIC POWER -- 1.63%
--------------------------------------------------------------------------------------------------------------------
West Penn Power Company                      06/01/04             6.375                      500,000         519,652
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.83%
--------------------------------------------------------------------------------------------------------------------
Finova Group Incorporated                    11/15/09             7.500                      150,000         112,602
Household Finance Corporation                08/15/03             6.250                      265,000         273,015
Transamerica Financial Corporation           05/14/04             6.370                      500,000         515,899
                                                                                                             901,516
--------------------------------------------------------------------------------------------------------------------
LEISURE TIME/GAMING -- 1.28%
--------------------------------------------------------------------------------------------------------------------
Carnival Cruise Lines                        10/01/03             6.150                      400,000         408,824
--------------------------------------------------------------------------------------------------------------------
MEDIA-TV/RADIO/CABLE -- 1.61%
--------------------------------------------------------------------------------------------------------------------
TCI Communications, Incorporated             05/01/03             6.375                      500,000         513,071

                                                 TOTAL CORPORATE BONDS -- 8.28%
                                                 -------------------------------------------------------------------
                                                 (Cost $2,791,047)                                         2,638,063

MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------
WATER & SEWER -- 1.65%
--------------------------------------------------------------------------------------------------------------------
Lower Colorado River Authority,
   Texas Revenue Bonds,
   Refunding and Improvement Series C
   (Rating(b) Aaa/AAA)                       05/15/04             6.820                      500,000         525,425

                                                 TOTAL MUNICIPAL BONDS -- 1.65%
                                                 -------------------------------------------------------------------
                                                 (Cost $500,677)                                             525,425


                                       94

--------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY and
U S GOVERNMENT SECURITIES                  Maturity Date   Interest/Stated Rate(%)       Face Amount        Value
--------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT AGENCY SECURITIES -- 0.65%
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                       11/10/03             5.750                  $   200,000     $   206,531
--------------------------------------------------------------------------------------------------------------------
U S GOVERNMENT SECURITIES -- 3.04%
--------------------------------------------------------------------------------------------------------------------
U S Treasury Bonds                           02/15/29             5.250                    1,000,000         969,141

                                                 TOTAL U S GOVERNMENT AGENCY and
                                                 U S GOVERNMENT SECURITIES -- 3.69%
                                                 -------------------------------------------------------------------
                                                 (Cost $1,080,141)                                         1,175,672

                                                 TOTAL INVESTMENTS -- 99.89%
                                                 -------------------------------------------------------------------
                                                 (Cost $31,854,131)                                       31,821,426

                                                 CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.11%             35,609
                                                 -------------------------------------------------------------------

                                                 NET ASSETS -- 100.00%                                   $31,857,035
                                                 --------------------------------------------------------===========

Notes to Schedule of Investments

(a) Security is in default of interest.
(b) Ratings assigned by Moody's Investor's Service, Inc.("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.

See notes to financial statements.

[GRAPHIC]

                               SM&R PRIMARY FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001

ASSETS
-----------------------------------------------------------------------------
Investment in securities, at value                                $31,821,426
Prepaid expenses                                                        1,405
Receivable for:
   Capital stock sold                                                  29,653
   Interest                                                            65,938
   Expense reimbursement                                                3,255
Other assets                                                            2,782
   TOTAL ASSETS                                                    31,924,459

LIABILITIES
-----------------------------------------------------------------------------
Distribution payable                                                   15,416
Capital stock reacquired                                               14,492
Accrued:
   Investment advisory fee                                             11,951
   Service fee                                                          5,975
Other liabilities                                                      19,590
   TOTAL LIABILITIES                                                   67,424
   NET ASSETS                                                     $31,857,035

Shares of capital stock outstanding,
   (2,176,000,000 shares authorized, $.01 par
   value per share)
                                                                   31,932,679
Net asset value                                                   $      1.00


STATEMENT OF OPERATIONS
Year Ended August 31, 2001
-----------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------
Interest                                                          $ 1,506,966

EXPENSES
-----------------------------------------------------------------------------
Investment advisory fees                                              127,160
Service fees                                                           63,580
Professional fees                                                       5,611
Custody and transaction fees                                           21,789
Directors' fees                                                         8,194
Qualification fees                                                     10,741
Shareholder reporting expenses                                          8,336
Insurance expenses                                                      2,846
Other expenses                                                            185
   TOTAL EXPENSES                                                     248,442
   LESS EXPENSES REIMBURSED                                           (44,388)
   NET EXPENSES                                                       204,054
   INVESTMENT INCOME -- NET                                         1,302,912

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------
Net realized gain on investments                                        5,882
Change in unrealized appreciation of investments for
   the year                                                           176,100
   NET GAIN ON INVESTMENTS                                            181,982

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 1,484,894

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SM&R PRIMARY FUND

STATEMENT OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED 8/31/2001    YEAR ENDED 8/31/2000
                                                                 --------------------------------------------
Investment income -- net                                             $ 1,302,912             $ 1,545,020
Net realized gain (loss) on investments                                    5,882                 (23,912)
Change in unrealized appreciation (depreciation)                         176,100                (157,804)
Net increase in net assets resulting from operations                   1,484,894               1,363,304

DISTRIBUTIONS TO SHAREHOLDERS FROM
-------------------------------------------------------------------------------------------------------------
Investment income -- net                                              (1,302,912)             (1,545,020)

CAPITAL SHARE TRANSACTION -- NET
-------------------------------------------------------------------------------------------------------------
                                                                       4,880,407              (3,861,935)
   TOTAL INCREASE (DECREASE)                                           5,062,389              (4,043,651)

NET ASSETS
-------------------------------------------------------------------------------------------------------------
   Beginning of Year                                                  26,794,646              30,838,297
   End of Year                                                       $31,857,035             $26,794,646

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                                         YEAR ENDED AUGUST31,
                                                                   -----------------------------------------------------------------
                                                                        2001         2000          1999          1998         1997
                                                                   -----------------------------------------------------------------
Net Asset Value, Beginning of Year                                    $  0.99       $  1.00       $  1.00       $  1.00     $  1.00
Investment income -- net                                                 0.05          0.06          0.05          0.05        0.05
Net realized and unrealized gain (loss) on investments                   0.01         (0.01)           --            --          --
                                                                   -----------------------------------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS                                 0.06          0.05          0.05          0.05        0.05

Less distributions from Investment income -- net                        (0.05)        (0.06)        (0.05)        (0.05)      (0.05)
                                                                   -----------------------------------------------------------------
        TOTAL DISTRIBUTIONS                                             (0.05)        (0.06)        (0.05)        (0.05)      (0.05)
                                                                   -----------------------------------------------------------------
   Net Asset Value, End of Year                                       $  1.00       $  0.99       $  1.00       $  1.00     $  1.00
                                                                   =================================================================
        TOTAL RETURN                                                     6.20%         4.68%         4.75%         5.15%       4.98%
                                                                   =================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of year (000's omitted)                               $31,857       $26,795       $30,838       $34,577     $33,045
Ratio of expenses with reimbursement to average net assets               0.80%         0.80%         0.80%         0.80%       0.80%
Ratio of expenses without reimbursement to average net assets            0.97%         1.04%         1.06%         0.98%       1.01%
Ratio of net investment income to average net assets                     5.10%         5.55%         4.66%         5.02%       4.86%
Portfolio turnover rate                                                    --         18.46%        30.47%           --           --

See notes to financial statements.

[GRAPHIC]

                             SM&R MONEY MARKET FUND

                                    HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2001

--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER                           Maturity Date   Interest/Stated Rate(%)       Face Amount        Value
--------------------------------------------------------------------------------------------------------------------
CHEMICAL-SPECIALTY -- 2.80%
--------------------------------------------------------------------------------------------------------------------
Eastman Kodak Company                        09/20/01             3.520                  $ 2,866,000    $  2,860,673
--------------------------------------------------------------------------------------------------------------------
COMPUTER RELATED -- 5.17%
--------------------------------------------------------------------------------------------------------------------
First Data Corporation                       10/03/01             3.530                    5,300,000       5,283,363
--------------------------------------------------------------------------------------------------------------------
ELECTRIC POWER -- 10.27%
--------------------------------------------------------------------------------------------------------------------
Idaho Power Company                          09/12/01             3.500                    5,400,000       5,394,220
Potomac Electric Power Company               09/10/01             3.660                    5,100,000       5,095,333
                                                                                                          10,489,553
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.14%
--------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Company                    09/06/01             3.550                    5,153,000       5,150,456
Philip Morris Capital Corporation            09/07/01             3.550                    5,200,000       5,196,919
                                                                                                          10,347,375
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCERS -- 5.20%
--------------------------------------------------------------------------------------------------------------------
Kraft Foods Incorporated                     09/12/01             3.470                    5,315,000       5,309,360
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING-SPECIALTY -- 1.55%
--------------------------------------------------------------------------------------------------------------------
Nike Incorporated                            09/10/01             3.500                    1,580,000       1,578,616
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 5.19%
--------------------------------------------------------------------------------------------------------------------
Hertz Corporation                            09/04/01             3.540                    5,300,000       5,298,435

                                                 TOTAL COMMERCIAL PAPER -- 40.32%
                                                 -------------------------------------------------------------------
                                                 (Cost $41,167,375)                                       41,167,375


                                       98

U S GOVERNMENT AGENCY
SHORT TERM OBLIGATIONS                     Maturity Date   Interest/Stated Rate(%)       Face Amount        Value
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES -- 59.64%
--------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank                       09/05/01             3.380                  $ 8,880,000    $  8,876,662
Federal Home Loan Bank                       09/07/01             3.490                    7,627,000       7,622,557
Federal Home Loan Bank                       09/17/01             3.400                    6,104,000       6,094,774
Federal Home Loan Bank                       09/21/01             3.450                    6,290,000       6,277,935
Federal Home Loan Bank                       10/01/01             3.430                    6,045,000       6,027,720
Federal Home Loan Mortgage Corporation       09/11/01             3.520                    8,748,000       8,739,432
Federal Home Loan Mortgage Corporation       09/13/01             3.480                    6,954,000       6,945,930
Federal Home Loan Mortgage Corporation       09/18/01             3.415                    6,600,000       6,589,345
Federal National Mortgage Association        09/14/01             3.490                    3,715,000       3,710,317

                                                        TOTAL U S GOVERNMENT AND
                                                        AGENCY SHORT-TERM OBLIGATIONS -- 59.64%
                                                        ------------------------------------------------------------
                                                        (Cost $60,884,672)                                60,884,672

                                                        TOTAL INVESTMENTS -- 99.96%
                                                        ------------------------------------------------------------
                                                        (Cost $102,052,047)                              102,052,047

                                                        CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.04%      39,490
                                                        ------------------------------------------------------------
                                                        NET ASSETS -- 100.00%                           $102,091,537
                                                        ------------------------------------------------============

See notes to financial statements.

[GRAPHIC]

                             SM&R MONEY MARKET FUND

                                   FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2001
ASSETS
---------------------------------------------------------------------------------------------
Investment in securities, at value                                              $ 102,052,047
Prepaid expenses                                                                        9,558
Receivable from management company                                                      4,310
Receivable for:
   Capital stock sold                                                                  84,501
   TOTAL ASSETS                                                                   102,150,416

LIABILITIES
---------------------------------------------------------------------------------------------
Capital stock reaquired                                                                 6,029
Accrued:
   Investment advisory fee                                                             21,804
   Service fee                                                                         21,690
Other liabilities                                                                       9,356
   TOTAL LIABILITIES                                                                   58,879
   NET ASSETS                                                                   $ 102,091,537
Shares of capital stock standing, (2,000,000,000 shares
   authorized, $.01 par value per share)                                          102,091,537
   NET ASSET VALUE                                                              $        1.00

NET ASSETS:
---------------------------------------------------------------------------------------------
Class A                                                                         $ 102,091,537
Class B                                                                         $           0
   TOTAL NET ASSETS                                                             $ 102,091,537

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
---------------------------------------------------------------------------------------------
Class A:
   Authorized                                                                   1,800,000,000
   Outstanding                                                                    102,091,537
Class B:
   Authorized                                                                     200,000,000
   Outstanding                                                                            -0-
Class A:
   Net asset value and offering price per share                                 $        1.00

STATEMENT OF OPERATIONS
Year Ended August 31, 2001

INVESTMENT INCOME
---------------------------------------------------------------------------------------------
Interest                                                                        $   5,260,890

EXPENSES
---------------------------------------------------------------------------------------------
Investment advisory fees                                                              200,992
Service fees                                                                          200,727
Professional fees                                                                       5,732
Custody and transaction fees                                                           46,186
Directors' fees                                                                         8,194
Qualification fees                                                                     30,478
Shareholder reporting expenses                                                          3,306
Insurance expenses                                                                      2,371
Other expenses                                                                            675
   NET EXPENSES                                                                       498,661
   INVESTMENT INCOME -- NET                                                     $   4,762,229

See notes to financial statements.

                               FIXED INCOME FUNDS

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

STATEMENT OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------------------------
                                                   YEAR ENDED 8/31/2001       YEAR ENDED 8/31/2000
                                                ---------------------------------------------------
Investment income -- net                                 $  4,762,229                $ 2,124,172

DISTRIBUTIONS TO SHAREHOLDERS FROM
---------------------------------------------------------------------------------------------------
Investment income -- net                                   (4,762,229)                (2,124,172)

CAPITAL SHARE TRANSACTIONS -- NET
---------------------------------------------------------------------------------------------------
                                                           47,833,951                 43,576,105
   TOTAL INCREASE                                          47,833,951                 43,576,105

NET ASSETS
---------------------------------------------------------------------------------------------------
   Beginning of Year                                       54,257,586                 10,681,481
   End of Year                                           $102,091,537                $54,257,586

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the period.

                                                                          YEAR ENDED AUGUST 31,     PERIOD FROM
                                                                                                   JANUARY 1, 1999
                                                                                                    TO AUGUST 31,
                                                                       --------------------------------------------
                                                                            2001         2000          1999
                                                                       --------------------------------------------
Net Asset Value, Beginning of Period                                    $   1.00      $  1.00       $  1.00
Investment income -- net                                                    0.05         0.05          0.03
                                                                       --------------------------------------------
        TOTAL FROM INVESTMENT OPERATIONS                                    0.05         0.05          0.03

Less distributions from
   Investment income -- net                                                (0.05)       (0.05)        (0.03)
                                                                       --------------------------------------------
        TOTAL DISTRIBUTIONS                                                (0.05)       (0.05)        (0.03)
                                                                       --------------------------------------------
Net Asset Value, End of Period                                          $   1.00      $  1.00       $  1.00
                                                                       ============================================
        TOTAL RETURN                                                        4.92%        5.56%         2.89%**
                                                                       ============================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's omitted)                               $102,092      $54,258       $10,681
Ratio of expenses with reimbursement to average net assets                  0.49%        0.49%         0.50%*
Ratio of expenses without reimbursement to average net assets               0.49%        0.66%         1.22%*
Ratio of net investment income to average net assets                        4.63%        5.58%         4.45%*

*Ratio annualized
**Returns are not annualized

See notes to financial statements.

[GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUTING POLICIES

The SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Money Market Fund and Primary Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Fixed Income Funds have each been a series of the Company since March 16, 1992 for the Government Bond Fund and Primary Fund, since September 9, 1993 for the Tax Free Fund and January 1, 1999 for the Money Market Fund. The Growth Fund, Equity Income Fund and Balanced Fund were added as separate series of the Company as of January 1, 2001. Previously, they existed as separate mutual funds and were reported to shareholders as the SM&R Equity Funds. As of September 1, 2000, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund were added as new series of the Company.

As of January 1, 1999, the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund each adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each had a single class of shares, and were offering three new classes. The existing shares are the Class T shares, and the newly offered classes are: the Class A shares subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"); the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan; and the Class C shares, which have since been liquidated (see Note 4).

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund, each offer two classes of shares since September 1, 2000, they are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

As of January 1, 2001, the Money Market Fund adopted a Multiple Class Plan and now offers two classes of shares. The existing shares are Class A shares and have no sales charge and no 12b-1 Plan, the Class B shares also have no sales charge, but does have a 12b-1 Plan. The Primary Fund does not have separate classes, a sales charge or a 12b-1 Plan.

CHANGE IN FISCAL YEAR END:

The Growth Fund, Equity Income Fund and Balanced Fund changed their fiscal year end from December 31 to August 31, effective January 1, 2001 when they were added as a separate series of the Company.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements. At December 31, 2000, the Company's tax year-end, the Government Bond Fund and Primary Fund, had capital loss carryforwards that will expire in various years of approximately $249,000-2003 and $42,000-2001, respectively.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for the Primary and Money Market Funds all their transactions are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by the each fund on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Distribution, qualification fees or other fees directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

Any organizational costs for the new classes or series was paid by Securities Management and Research, Inc.

[GRAPHIC]

NOTE 2 -- OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS:

Alger Technology Fund                                1.35%*
Alger Aggressive Growth Fund                         1.05%*
Alger Small-Cap Fund                                 1.00%*
Alger Growth Fund                                    0.85%*

* All average daily net assets

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund, to Fred Alger Management, Inc. Fred Alger Management makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management's buying and selling of securities and administration of these series' investment program. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management for each of these series. The series are not responsible for paying the sub-advisory fee directly.

GOWTH, EQUITY INCOME AND BALANCED FUNDS
--------------------------------------------------------------------------------
                                                                   INVESTMENT
                                                                 ADVISORY FEE
NET ASSETS
   Less than $100,000,000                                               0.750%
   $100,000,000 - $200,000,000                                          0.625%
   $200,000,000 - $300,000,000                                          0.500%
   More than $300,000,000                                               0.400%

FIXED INCOME FUNDS:
GOVERNMENT BOND AND TAX FREE FUNDS
--------------------------------------------------------------------------------
   Less than $100,000,000                                                0.50%
   $100,000,000 - $300,000,000                                           0.45%
   More than $300,000,000                                                0.40%

PRIMARY FUND
--------------------------------------------------------------------------------
   All average daily net assets                                          0.50%

MONEY MARKET FUND
--------------------------------------------------------------------------------
   All average daily net assets                                          0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

NET ASSETS                                                          SERVICE FEES
   Less than $100,000,000                                                0.25%
   $100,000,000 - $200,000,000                                           0.20%
   $200,000,000 - $300,000,000                                           0.15%
   More than $300,000,000                                                0.10%

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SM&R has agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per annum of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee. SM&R has voluntarily agreed to reimburse the Primary Fund for regular operating expenses in excess of 0.80% per annum of average daily net assets, the Tax Free Fund for regular operating expenses in excess of 0.75% per annum of average daily net assets and the Government Bond Fund for regular operating expenses in excess of 1.00% per annum of average daily net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary Fund, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company. These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                                                            DISTRIBUTION      SERVICE        TOTAL 12b-1
                                                                                FEE             FEE              FEE
--------------------------------------------------------------------------------------------------------------------------
GROWTH, EQUITY INCOME, BALANCED, GOVERNMENT BOND AND TAX FREE FUNDS
--------------------------------------------------------------------------------------------------------------------------
   Class A Shares                                                               0.25%             --             0.25%
   Class B Shares                                                               0.50%           0.25%            0.75%

MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------
   Class A Shares                                                                 --              --               --
   Class B Shares                                                               0.50%             --             0.50%

ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH,
ALGER SMALL-CAP AND ALGER GROWTH FUNDS
--------------------------------------------------------------------------------------------------------------------------
   Class A Shares                                                               0.35%             --             0.35%
   Class B Shares                                                               1.00%             --             1.00%

For the period ended August 31, 2001, each series paid or accrued the following, as compensation under the Plans:

   Alger Technology Fund                                                     $  1,303
   Alger Aggressive Growth Fund                                              $  2,365
   Alger Small-Cap Fund                                                      $  1,959
   Alger Growth Fund                                                         $  3,408
   Growth Fund                                                               $ 26,459
   Equity Income Fund                                                        $ 36,318
   Balanced Fund                                                             $ 14,183
   Government Bond Fund                                                      $  1,488
   Tax Free Fund                                                             $  1,886
   Money Market Fund                                                         $     --

[GRAPHIC]

SALES CHARGES:

During the period ended August 31, 2001, SM&R, as principal underwriter, received as sales charges on sales of capital stock of the each series and made reallowances to dealers as follows:

                                                SALES CHARGES      SALES CHARGES
                                                 RECEIVED BY         REALLOWED
                                                    SM&R            TO DEALERS
--------------------------------------------------------------------------------
Alger Technology Fund                            $   1,119           $   669
Alger Aggressive Growth                              8,693               904
Alger Small-Cap Fund                                 3,303               418
Alger Growth Fund                                   12,689             3,445
Growth Fund                                        127,915             2,184
Equity Income Fund                                 132,186             2,523
Balanced Fund                                       31,216               970
Government Bond Fund                                21,913             9,129
Tax Free Fund                                        4,721                --

For the period ended August 31, 2001, SM&R received $38,022 for contingent deferred sales charges imposed on the redemptions of Class B and C shares of capital stock of the series.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2001, SM&R and American National had the following ownership in these series:

                                                                             AMERICAN NATIONAL PERCENT OF SHARES
                                      SM&R PERCENT OF SHARES OUTSTANDING                OUTSTANDING
----------------------------------------------------------------------------------------------------------------
Growth Fund                                   223,390          0.63%            2,161,033                  6.14%
Equity Income Fund                             19,651          0.30%                   --                    --
Balanced Fund                                 140,738          8.54%              303,889                 18.44%
Government Bond Fund                          571,590         23.29%              836,581                 34.09%
Tax Free Fund                                 144,744         12.79%              722,690                 63.83%
Primary Fund                                   21,751          0.07%            5,582,366                 17.48%
Money Market Fund                           1,043,152          1.02%           90,332,531                 88.48%

Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2001, Fred Alger Management, Inc. had the following ownership in these series:

                                                                                              PERCENT OF SHARES
                                                                      SHARES                     OUTSTANDING
----------------------------------------------------------------------------------------------------------------
Alger Technology Fund                                                 25,000                       25.93%
Alger Aggressive Growth Fund                                          25,000                       20.55%
Alger Small-Cap Fund                                                  25,000                       29.90%
Alger Growth Fund                                                     25,000                       14.89%

The Company pays directors' fees and expenses for all the disinterested directors.

During the year ended August 31, 2001, the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Fred Alger & Co., Inc., in the amount of $957, $1,149, $838 and $1,691, respectively.

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

NOTE 3 -- COST, PURCHASE AND SALES OF INVESTMENT SECURITIES

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than short-term investments, were as follows:

                                                              PURCHASES                   SALES
Alger Technology Fund                                        $  1,802,884              $  1,210,561
Alger Aggressive Growth                                         1,144,990                   312,777
Alger Small-Cap Fund                                            1,072,984                   464,220
Alger Growth Fund                                               1,603,888                   404,322
Growth Fund                                                    30,570,215                41,623,877
Equity Income Fund                                             28,104,230                32,048,936
Balanced Fund                                                   7,383,194                 3,973,322
Government Bond Fund                                            3,194,609                 3,973,666
Tax Free Fund                                                     126,666                    20,000
Primary                                                                --                   850,000

Gross unrealized appreciation and depreciation as of August 31, 2001, were as follows:

                                                             APPRECIATION              DEPRECIATION
Alger Technology Fund                                        $      5,172              $     62,383
Alger Aggressive Growth Fund                                       41,623                    95,778
Alger Small-Cap Fund                                               25,405                    55,850
Alger Growth Fund                                                  25,457                   150,401
Growth Fund                                                    37,090,709                27,855,436
Equity Income Fund                                             41,616,786                19,727,551
Balanced Fund                                                   4,254,683                 1,004,651
Government Bond Fund                                              946,965                    35,114
Tax Free Fund                                                     734,630                        --
Primary Fund                                                      204,203                   236,908

[GRAPHIC]

NOTE 4 -- CAPITAL STOCK

SM&R ALGER TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                        AUGUST 31, 2001
                                                                                ------------------------------
                                                                                     SHARES          AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------
   Class A                                                                            71,889       $   522,878
   Class B                                                                            25,460           115,237
TOTAL SALE OF CAPITAL SHARES                                                          97,349           638,115

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
-------------------------------------------------------------------------------------------------------------
   Class A                                                                              (791)           (3,395)
   Class B                                                                              (159)             (603)
Total redemptions of capital shares outstanding                                         (950)           (3,998)
Net increase in capital shares outstanding                                            96,398       $   634,117
Shares outstanding at beginning of year                                                   --
Shares outstanding at end of year                                                     96,398

NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
---------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                         $   601,974
Accumulated net realized loss on investments                                                          (232,204)
Net unrealized depreciation of investments                                                             (57,211)
NET ASSETS                                                                                         $   312,559

SM&R ALGER AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                        AUGUST 31, 2001
                                                                                ------------------------------
                                                                                     SHARES          AMOUNT
SALE OF CAPITAL SHARES:
---------------------------------------------------------------------------------------------------------------
   Class A                                                                            89,166       $   697,477
   Class B                                                                            39,863           268,366
TOTAL SALE OF CAPITAL SHARES                                                         129,029           965,843

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
---------------------------------------------------------------------------------------------------------------
   Class A                                                                            (6,652)          (44,072)
   Class B                                                                              (696)           (4,556)
Total redemptions of capital shares outstanding                                       (7,348)          (48,628)
Net increase in capital shares outstanding                                           121,681       $   917,215
Shares outstanding at beginning of year                                                   --
Shares outstanding at end of year                                                    121,681


NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
---------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                         $   889,330
Accumulated net realized loss on investments                                                          (117,131)
Net unrealized depreciation of investments                                                             (54,155)
NET ASSETS                                                                                         $   718,044


                                      108

SM&R ALGER SMALL-CAP FUND
--------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                        AUGUST 31, 2001
                                                                                ------------------------------
                                                                                     SHARES          AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------
   Class A                                                                            53,339       $   454,833
   Class B                                                                            30,549           223,909
TOTAL SALE OF CAPITAL SHARES                                                          83,888           678,742

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
   Class A                                                                              (111)             (709)
   Class B                                                                              (166)           (1,047)
Total redemptions of capital shares outstanding                                         (277)           (1,756)
Net increase in capital shares outstanding                                            83,611       $   676,986
Shares outstanding at beginning of year                                                   --
Shares outstanding at end of year                                                     83,611

NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                         $   636,287
Accumulated net realized loss on investments                                                          (139,054)
Net unrealized depreciation of investments                                                             (30,445)
NET ASSETS                                                                                         $   466,788

[SM&R ALGER GROWTH FUND]
--------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                        AUGUST 31, 2001
                                                                                ------------------------------
                                                                                     SHARES          AMOUNT
SALE OF CAPITAL SHARES:
--------------------------------------------------------------------------------------------------------------
   Class A                                                                           120,823       $   965,426
   Class B                                                                            72,627           520,550
TOTAL SALE OF CAPITAL SHARES                                                         193,450         1,485,976

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
--------------------------------------------------------------------------------------------------------------
   Class A                                                                           (25,362)         (172,576)
   Class B                                                                              (194)           (1,258)
Total redemptions of capital shares outstanding                                      (25,556)         (173,834)
Net increase in capital shares outstanding                                           167,894       $ 1,312,142
Shares outstanding at beginning of year                                                   --
Shares outstanding at end of year                                                    167,894

NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
--------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                                         $ 1,282,617
Accumulated net realized loss on investments                                                           (92,053)
Net unrealized depreciation of investments                                                            (124,944)
NET ASSETS                                                                                         $ 1,065,620

[GRAPHIC]

SM&R GROWTH FUND

                                       EIGHT MONTHS ENDED                    YEAR ENDED                       YEAR ENDED
                                         AUGUST 31, 2001                  DECEMBER 31, 2000                DECEMBER 31, 1999
                                     -----------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT             SHARES       AMOUNT             SHARES         AMOUNT
SALE OF CAPITAL SHARES:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                              871,617    $    4,288,965        2,302,976  $   15,090,476        2,035,769    $ 12,211,276
   Class A                            1,192,171         5,813,487          744,302       4,896,956          588,609       3,552,451
   Class B                              180,836           848,847          386,530       2,489,130          231,719       1,382,526
   Class C                                                                                                   26,871         160,112
Total sale of capital shares          2,244,624        10,951,299        3,433,808      22,476,562        2,882,968      17,306,365

INVESTMENT INCOME DIVIDENDS
REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                               49,269           230,111          165,407       1,015,265          135,539         838,061
   Class A                                   --                --            1,593          10,364              737           4,653
   Class B                                   --                --               --              --               --              --
   Class C                                                                                                       --              --
Total investment income
   dividends reinvested                  49,269           230,111         167 ,000       1,025,629          136,276         842,714

DISTRIBUTIONS FROM NET REALIZED
GAINS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                                   --                --        3,190,718      17,722,589        1,351,172       8,566,392
   Class A                                   --                --          114,118         627,233           21,368         134,830
   Class B                                   --                --           57,482         311,353            9,225          57,657
   Class C                                                                                                      762           4,941
Total distributions from net
   realized gains                            --                --        3,362,318      18,661,175        1,382,527       8,763,820

REDEMPTIONS OF CAPITAL SHARES
OUTSTANDING:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                           (2,520,334)      (12,339,173)      (4,978,161)    (32,596,526)      (5,230,280)    (31,395,182)
   Class A                             (999,723)       (4,773,192)        (205,601)     (1,349,032)         (49,491)       (303,471)
   Class B                             (114,129)         (545,461)         (57,871)       (371,717)          (8,708)        (52,017)
   Class C                                                                                                   (8,285)        (49,963)
Total redemptions of capital
   shares outstanding                (3,634,186)      (17,657,826)      (5,241,633)    (34,317,275)      (5,296,764)    (31,800,633)
Net increase (decrease) in
   capital shares outstanding        (1,340,293)   $   (6,476,416)       1,721,493  $   7 ,846,091         (894,993)   $ (4,887,734)
Shares outstanding at
   beginning of period               36,549,163                         34,827,670                       35,722,663
Shares outstanding at end of
   period                            35,208,870                         36,549,163                       34,827,670

NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)         $  134,142,967
Undistributed net investment income                        93,076
Accumulated net realized gain on investments            5,855,938
Net unrealized appreciation of investments              9,235,273
NET ASSETS                                         $  149,327,254

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

SM&R EQUITY INCOME FUND

                                          EIGHT MONTHS ENDED                    YEAR ENDED                       YEAR ENDED
                                           AUGUST 31, 2001                   DECEMBER 31, 2000                DECEMBER 31, 1999
                                     -----------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT             SHARES       AMOUNT             SHARES         AMOUNT
SALE OF CAPITAL SHARES:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                             269,200     $    6,615,583          221,120  $    5,547,777        397, 021     $ 11,261,285
   Class A                              72,863          1,756,490           73,120       1,789,059         191,346        5,356,418
   Class B                              63,018          1,465,832           58,921       1,433,482         171,923        4,819,232
   Class C                                                                                                  10,458          300,119
Total sale of capital shares           405,081          9,837,905          353,161       8,770,318         770,748       21,737,054

INVESTMENT INCOME DIVIDENDS
REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                              41,530            984,677          111,669       2,841,313         138,309        3,781,416
   Class A                               1,532             35,654            3,325          82,860           3,176           78,839
   Class B                                 778             17,708            2,266          55,603           2,803           68,163
   Class C                                                                                                     147            3,669
Total investment income
   dividends reinvested                 43,840          1,038,039          117,260       2,979,776         144,435        3,932,087

DISTRIBUTIONS FROM NET REALIZED
GAINS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                                  --                 --          300,113       7,517,340         486,492       11,987,183
   Class A                                  --                 --           11,231         275,130          11,388          275,259
   Class B                                  --                 --           10,925         262,379          12,064          286,638
   Class C                                                                                                     737          17, 868
Total distributions from net
   realized gains                           --                 --          322,269       8,054,849         510,681       12,566,948

REDEMPTIONS OF CAPITAL SHARES
OUTSTANDING:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                            (576,904)       (14,128,963)      (1,838,694)    (46,147,527)     (1,406,392)     (39,481,866)
   Class A                             (20,841)          (497,253)         (67,318)     (1,682,364)        (12,196)        (346,072)
   Class B                             (23,466)          (554,211)         (34,548)       (832,437)         (8,688)        (234,990)
   Class C                                                                                                    (277)          (7,665)
Total redemptions of capital
   shares outstanding                 (621,211)       (15,180,427)      (1,940,560)    (48,662,328)     (1,427,553)     (40,070,593)
Net decrease in capital
   shares outstanding                 (172,290)    $   (4,304,483)      (1,147,870) $  (28,857,385)         (1,689)    $ (1,834,504)
Shares outstanding at
   beginning of period               6,664,391                           7,812,261                       7,813,950
Shares outstanding at end of
   period                            6,492,101                           6,664,391                       7,812,261

NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)          $ 123,117,072
Undistributed net investment income                       407,020
Accumulated net realized gain on investments            5,170,709
Net unrealized appreciation of investments             21,889,235
NET ASSETS                                          $ 150,584,036

[GRAPHIC]

SM&R BALANCED FUND

                                                     EIGHT MONTHS ENDED             YEAR ENDED                YEAR ENDED
                                                      AUGUST 31, 2001            DECEMBER 31, 2000         DECEMBER 31, 1999
                                                   ---------------------------------------------------------------------------------
                                                     SHARES      AMOUNT          SHARES      AMOUNT        SHARES      AMOUNT
SALE OF CAPITAL SHARES:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                                            48,779  $   909,213        92,408   $ 1,938,037       82,302   $ 1,632,418
   Class A                                            35,373      638,822        42,544       877,293       85,863     1,702,510
   Class B                                            17,588      321,279        52,329     1,106,854       51,561     1,034,545
   Class C                                                                                                     406         8,177
Total sale of capital shares                         101,740    1,869,314       187,281     3,922,184      220,132     4,377,650

INVESTMENT INCOME DIVIDENDS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                                            16,765      304,383        34,480       715,650       29,462       581,088
   Class A                                             1,524       26,983         3,120        62,721        1,721        33,823
   Class B                                               858       15,443         2,053        42,314          886        17,701
   Class C                                                                                                       4            82
Total investment income dividends reinvested          19,147      346,809        39,653       820,685       32,073       632,694

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                                                --           --        92,517     1,792,249       55,122     1,104,641
   Class A                                                --           --         9,283       175,094        3,303        65,034
   Class B                                                --           --         7,345       140,981        1,954        39,133
   Class C                                                                                                      10           200
Total distributions from net realized gains
   reinvested                                             --           --       109,145     2,108,324       60,389     1,209,008

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
------------------------------------------------------------------------------------------------------------------------------------
   Class T                                          (136,029)  (2,549,957)     (222,892)   (4,651,738)    (204,696)   (4,083,763)
   Class A                                           (14,041)    (257,535)      (10,159)     (207,712)      (3,376)      (66,164)
   Class B                                           (18,294)    (334,792)       (7,871)     (165,772)        (208)       (4,227)
   Class C                                                                                                      (1)          (15)
Total redemptions of capital shares
   outstanding                                      (168,364)  (3,142,284)     (240,922)   (5,025,222)    (208,281)   (4,154,169)
Net increase (decrease) in capital shares
   outstanding                                       (47,477) $  (926,161)       95,157    $1,825,971      104,313   $ 2,065,183
Shares outstanding at beginning of period          1,695,881                  1,600,724                  1,496,411
Shares outstanding at end of period                1,648,404                  1,695,881                  1,600,724

NET ASSETS AS OF AUGUST 31, 2001, ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid in
   capital)                                                  $ 25,492,669
Undistributed net investment income                               138,595
Accumulated net realized gain on investments                      546,958
Net unrealized appreciation of investments                      3,250,032
NET ASSETS                                                   $ 29,428,254

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

GOVERNMENT BOND FUND

                                                                              YEAR ENDED                        YEAR ENDED
                                                                            AUGUST 31, 2001                   AUGUST 31, 2000
                                                                    ----------------------------------------------------------------
                                                                        SHARES          AMOUNT             SHARES         AMOUNT
SALE OF CAPITAL SHARES:
-----------------------------------------------------------------------------------------------------------------------------------
   Class T                                                               49,575     $    518,696           33,153      $   333,468
   Class A                                                               52,032          554,690            7,359           74,194
   Class B                                                               16,565          175,444            6,844           69,573
   Class C                                                                   --               --               --               --
Total sale of capital shares                                            118,172        1,248,830           47,356          477,235

INVESTMENT INCOME DIVIDENDS REINVESTED:
-----------------------------------------------------------------------------------------------------------------------------------
   Class T                                                              124,998        1,297,974          130,341        1,301,759
   Class A                                                                  899            9,443              424            4,274
   Class B                                                                  408            4,299              119            1,194
   Class C                                                                    9               91               55              547
Total investment income dividends reinvested                            126,314        1,311,807          130,939        1,307,774

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
-----------------------------------------------------------------------------------------------------------------------------------
   Class T                                                              (80,731)        (839,441)        (194,661)      (1,957,100)
   Class A                                                               (7,216)         (75,899)          (1,966)         (19,777)
   Class B                                                               (5,069)         (54,033)             (16)            (164)
   Class C                                                               (1,150)         (11,671)              --               --
Total redemptions of capital shares outstanding                         (94,166)        (981,044)        (196,643)      (1,977,041)
Net increase (decrease) in capital shares outstanding                   150,320     $  1,579,593          (18,348)     $  (192,032)
Shares outstanding at beginning of year                               2,303,561                         2,321,909
Shares outstanding at end of year                                     2,453,881                         2,303,561

NET ASSETS AS OF AUGUST 31, 2001 ARE COMPRISED OF THE FOLLOWING:
-----------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                          $ 25,424,530
Accumulated net realized loss on investments                                            (221,551)
Net unrealized appreciation of investments                                               911,851
NET ASSETS                                                                          $ 26,114,830

                                      113
[GRAPHIC]

TAX FREE FUND

                                                                           YEAR ENDED                       YEAR ENDED
                                                                         AUGUST 31, 2001                  AUGUST 31, 2000
                                                                  -----------------------------------------------------------
                                                                     SHARES         AMOUNT           SHARES          AMOUNT
SALE OF CAPITAL SHARES:
-----------------------------------------------------------------------------------------------------------------------------
   Class T                                                           10,424    $    109,623           18,937     $   187,768
   Class A                                                            1,947          20,532              659           6,645
   Class B                                                            6,024          63,700            6,417          64,470
   Class C                                                               --              --               --              --
Total sale of capital shares                                         18,395         193,855           26,013         258,883

INVESTMENT INCOME DIVIDENDS REINVESTED:
-----------------------------------------------------------------------------------------------------------------------------
   Class T                                                           47,277         493,575           51,268         511,492
   Class A                                                              943           9,927              898           9,035
   Class B                                                              517           5,447              451           4,530
   Class C                                                                1               6               15             161
Total investment income dividends reinvested                         48,738         508,955           52,632         525,218

DISTRIBUTIONS FROM NET REALIZED GAIN REINVESTED:
-----------------------------------------------------------------------------------------------------------------------------
   Class T                                                            1,770          18,535              486           4,837
   Class A                                                               34             365                9              87
   Class B                                                               18             195                3              33
   Class C                                                               --              --                1               3
Total distributions from net realized gain reinvested                 1,822          19,095              499           4,960

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
-----------------------------------------------------------------------------------------------------------------------------
   Class T                                                          (42,647)       (444,315)        (100,936)     (1,014,094)
   Class A                                                             (658)         (6,955)            (145)         (1,472)
   Class B                                                           (1,130)        (11,846)          (6,820)        (68,600)
   Class C                                                             (101)         (1,032)            (474)         (4,744)
Total redemptions of capital shares outstanding                     (44,536)       (464,148)        (108,375)     (1,088,910)
Net increase (decrease) in capital shares outstanding                24,419    $    257,757          (29,231)    $  (299,849)
Shares outstanding at beginning of year                           1,107,713                        1,136,944
Shares outstanding at end of year                                 1,132,132                        1,107,713

NET ASSETS AS OF AUGUST 31, 2001 ARE COMPRISED OF THE FOLLOWING:
-----------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                     $ 11,390,160
Accumulated net realized gain on investments                                             29
Net unrealized appreciation of investments                                          734,630
NET ASSETS                                                                     $ 12,124,819

                                                        [SM&R MUTUAL FUNDS LOGO]

                                        Securities Management and Research, Inc.

PRIMARY FUND

                                                                           YEAR ENDED                        YEAR ENDED
                                                                        AUGUST 31, 2001                   AUGUST 31, 2000
                                                                    ----------------------------------------------------------------
                                                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Sale of capital shares                                               13,771,152     $ 13,666,742       21,140,119      $ 21,001,328
Investment income dividends reinvested                                1,224,269        1,208,404        1,449,798         1,438,972
Redemptions of capital shares outstanding                           (10,118,719)      (9,994,739)     (26,441,561)      (26,302,235)
Net increase (decrease) in capital shares outstanding                 4,876,702     $  4,880,407       (3,851,644)     $ (3,861,935)
Shares outstanding at beginning of year                              27,055,977                        30,907,621
Shares outstanding at end of year                                    31,932,679                        27,055,977

NET ASSETS AS OF AUGUST 31, 2001 ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                          $ 31,926,089
Accumulated net realized loss on investments                                             (36,349)
Net unrealized depreciation of investments                                               (32,705)
NET ASSETS                                                                          $ 31,857,035

MONEY MARKET

                                                                          YEAR ENDED                            YEAR ENDED
                                                                        AUGUST 31, 2001                       AUGUST 31, 2000
                                                              ----------------------------------------------------------------------
                                                                  SHARES               AMOUNT             SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Sale of capital shares                                          285,679,792      $ 285,679,792        220,566,832    $  220,566,832
Investment income dividends reinvested                            4,734,030          4,734,030          2,127,625         2,127,625
Redemptions of capital shares outstanding                      (242,579,871)      (242,579,871)      (179,118,352)     (179,118,352)
Net increase in capital shares outstanding                       47,833,951      $  47,833,951         43,576,105    $   43,576,105
Shares outstanding at beginning of year                          54,257,586                            10,681,481
Shares outstanding at end of year                               102,091,537                            54,257,586

NET ASSETS AS OF AUGUST 31, 2001 ARE COMPRISED OF THE FOLLOWING:
------------------------------------------------------------------------------------------------------------------------------------
Capital (par value and additional paid-in)                                       $ 102,091,537
Net Assets                                                                       $ 102,091,537

As of November 1, 2000, the Company's Class C shares were liquidated and exchanged for Class A shares. With respect to the SM&R Government Bond Fund, 1,150 of Class C shares in the amount of $11,671 were exchanged for 1,145 of Class A shares. With respect to the SM&R Tax Free Fund, 101 of Class C shares in the amount of $1,033 were exchanged for 100 of Class A shares. The SM&R Growth Fund, the SM&R Equity Income Fund and the SM&R Balanced Fund's Class C shares were liquidated, and reported in the final financial statements of SM&R Equity Funds for December 31, 2000.

[GRAPHIC]

                          INDEPENDENT AUDITORS REPORT

                                 A CLOSER LOOK

THE BOARD OF DIRECTORS AND SHAREHOLDERS / SM&R INVESTMENTS, INC.

We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. comprised of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund, including the schedule of investments as of August 31, 2001, the related statements of operations for the year then ended (with respect to Growth, Equity Income and Balanced Funds for the period January 1, 2001 to August 31, 2001 and the year ended December 31, 2000), the statements of changes in net assets for each of the two years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the period January 1, 2001 to August 31, 2001 and each of the two years in period ended December 31, 2000) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the year ended August 31, 2001) and the financial highlights for each of the four years in the period then ended (with respect to SM&R Money Market Fund for the two years ended August 31, 2001 and the period January 1, 1999 to August 31,
1999) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the year ended August 31, 2001) and (with respect to Growth, Equity Income and Balanced Funds for each of the four years in the period ended December 31, 2000 and for the period January 1, 2001 to August 31, 2001). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights with respect to the Government Bond, Tax Free and Primary Funds for the year August 31, 1997 and the financial highlights with respect to the Growth, Equity Income and Balanced Funds for the year ended December 31, 1996 were audited by other auditors whose reports dated October 10, 1997 and February 7, 1997, respectively, expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. To the extent brokers did not reply to our confirmation requests we performed alternate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Investments, Inc. as of August 31, 2001, the results of their operations for the year then ended (with respect to Growth, Equity Income and Balanced Funds for the period January 1, 2001 to August 31, 2001 and the year ended December 31,
2000), the statements of changes in net assets for each of the two years in the period then ended (with respect to Growth, Equity Income and Balanced Funds for the period January 1, 2001 to August 31, 2001 and each of the two years in period ended December 31, 2000) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the year ended August 31, 2001) and the financial highlights for each of the four years in the period then ended (with respect to SM&R Money Market Fund for the two years ended August 31, 2001 and the period January 1, 1999 to August 31, 1999) (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the year ended August 31, 2001) and (with respect to Growth, Equity Income and Balanced Funds for each of the four years in the period ended December 31, 2000 and for the period January 1, 2001 to August 31,
2001), in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker
Philadelphia, Pennsylvania
October 5, 2001

[GRAPHIC]
[LOGO] SM&R MUTUAL FUNDS

                    SECURITIES MANAGEMENT AND RESEARCH, INC.

                                   DIRECTORS
                            Ernest S. Barratt, Ph.D.
                                 Jack T. Currie
                              Lea McLeod Matthews
                              Michael W. McCroskey
                                Ann McLeod Moody
                                 Edwin K. Nolan
                            Robert V. Shattuck, Jr.
                               Donald P. Stevens
                                Steven H. Stubbs
                               Jamie G. Williams
                              Frank P. Williamson

                                    OFFICERS
                        Michael W. McCroskey, President
                Brenda T. Koelemay, Vice President and Treasurer
                Teresa E. Axelson, Vice President and Secretary

                         INVESTMENT ADVISOR AND MANAGER
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

                                   CUSTODIAN
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969


                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                             Galveston, Texas 77550


                        UNDERWRITER AND REDEMPTION AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

                     TRANSFER AGENT, REGISTRAR AND DIVIDEND
                                  PAYING AGENT
                    Securities Management and Research, Inc.
                                 P.O. Box 58969
                           Houston, Texas 77258-8969

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                     Philadelphia, Pennsylvania 19103-2108

[LOGO] SM&R MUTUAL FUNDS

FUND LISTINGS

    SM&R Alger Technology Fund
    SM&R Alger Aggressive Growth Fund
    SM&R Alger Small-Cap Fund
    SM&R Alger Growth Fund
    SM&R Growth Fund
    SM&R Equity Income Fund
    SM&R Balanced Fund
    SM&R Government Bond Fund
    SM&R Tax Free Fund
    SM&R Primary Fund
    SM&R Money Market Fund


HOW TO REACH US:

    Shareholder Services: 800.231.4639
    Fund Quotes and Investor Hotline: 877.239.2049
    Sales and Marketing: 800.526.8346
    To Request a Prospectus: 800.231.4639

    Visit our website at: www.smrinvest.com

Securities Management and Research, Inc.

    Manager & Distributor / Member NASD, SIPC
    2450 South Shore Blvd., Suite 400
    League City, TX 77573 - 281.334.2469

    10/2001  Form 9202